UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Schedule 14A Information

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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Check the appropriate box:

[ ]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]	Definitive Proxy Statement – 2016 Annual Meeting of Shareholders
[ ]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to § 240.14a-11(c) or § 240.14a-12

PARAGON REAL ESTATE EQUITY AND INVESTMENT TRUST

(Name of Registrant as Specified In Its Charter)

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PARAGON REAL ESTATE EQUITY AND INVESTMENT TRUST

10011 Valley Forge Drive

Houston, Texas 77042

(440) 283-6319

February 19, 2016

Dear Shareholder:

The 2016 Annual Meeting of Shareholders of Paragon Real Estate Equity and Investment Trust, a Maryland real estate investment trust (“Paragon” or the “Company”), will be held on March 23, 2016, starting at 10:00 a.m. local time at 2500 JPMorgan Chase Tower, 600 Travis Street, Houston, Texas 77002 for the following purposes:

(1)	to elect two Class I Trustees to the Board of Trustees each to serve a three-year term ending at the annual meeting of shareholders in 2019 and until their respective successors, if any, are elected and qualify, two Class II Trustees to the Board of Trustees each to serve a two-year term ending at the annual meeting of shareholders in 2018 and until their respective successors, if any, are elected and qualify, and two Class III trustees each to serve a one-year term ending at the annual meeting of shareholders in 2017 and until their respective successors, if any, are elected and qualify;

(2)	to approve two proposals to amend and restate the Declaration of Trust of the Company, as amended, to reflect the following amendments (a) amend and restate Article VII thereof related to the restriction on transfer and ownership of shares of the Company, and (b) change the name of the Company to Pillarstone Capital REIT and make conforming and other immaterial modifications, each as more fully described in the accompanying proxy statement;

(3)	to approve the 2016 Equity Plan;

(4)	to hold a non-binding advisory vote on the executive compensation of the Company’s named executive officers;

(5)	to hold a non-binding advisory vote on the frequency of future advisory votes on executive compensation of the Company’s named executive officers; and

(6)	to transact such other business as may properly come before the 2016 Annual Meeting of Shareholders or any adjournment or postponement thereof.

Your vote is important to us. Whether or not you plan to attend the Annual Meeting, please return the enclosed proxy card as soon as possible to ensure your representation at the meeting. You may choose to vote in person at the Annual Meeting even if you have returned a proxy card.

On behalf of the Board of Trustees and management of Paragon, we would like to thank you for your support and confidence and look forward to seeing you at the meeting.

Sincerely,

/s/ James C. Mastandrea
James C. Mastandrea
Chairman of the Board, Chief Executive Officer and President

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PARAGON REAL ESTATE EQUITY AND INVESTMENT TRUST

10011 Valley Forge Drive

Houston, Texas 77042

NOTICE OF 2016 ANNUAL MEETING OF SHAREHOLDERS

Time and Date:	March 23, 2016 at 10:00 a.m. local time

Location:	2500 JPMorgan Chase Tower
600 Travis Street
Houston, Texas 77002

Items of Business:	(1)	to elect two Class I Trustees to the Board of Trustees each to serve a three-year term ending at the annual meeting of shareholders in 2019 and until their respective successors, if any, are elected and qualify, two Class II Trustees to the Board of Trustees each to serve a two-year term ending at the annual meeting of shareholders in 2018 and until their respective successors, if any, are elected and qualify, and two Class III trustees each to serve a one-year term ending at the annual meeting of shareholders in 2017 and until their respective successors, if any, are elected and qualify;

	(2)	to approve two proposals to amend and restate the Declaration of Trust of the Company, as amended, to reflect the following amendments (a) amend and restate Article VII thereof related to the restriction on transfer and ownership of shares of the Company, and (b) change the name of the Company to Pillarstone Capital REIT and make conforming and other immaterial modifications, each as more fully described in the accompanying proxy statement;

	(3)	to approve the 2016 Equity Plan;

	(4)	to hold a non-binding advisory vote on the executive compensation of the Company’s named executive officers;

	(5)	to hold a non-binding advisory vote on the frequency of future advisory votes on executive compensation of the Company’s named executive officers; and

	(6)	to transact such other business as may properly come before the 2016 Annual Meeting of Shareholders or any adjournment or postponement thereof.

Record Date:	The shareholders of record of our common shares as of the close of business on February 16, 2016 will be entitled to vote at the Annual Meeting, or any adjournment thereof. A complete list of shareholders of record of our common shares entitled to vote at the Annual Meeting is available upon written request to John J. Dee, Senior Vice President and Chief Financial Officer, 10011 Valley Forge Drive, Houston, Texas 77042 and will also be available at the Annual Meeting.

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Proxy Voting:	It is important that your shares be represented and voted at the Annual Meeting. You can vote your shares in the following ways:

●	By Mail – sign, date and promptly mail the enclosed proxy card in the postage-paid envelope that has been provided to you.

●	In Person – attend the Annual Meeting to vote in person. You can revoke a proxy at any time prior to its exercise at the Annual Meeting by following the instructions in the proxy statement.

YOUR VOTE IS IMPORTANT.

PLEASE SIGN, DATE AND RETURN THE ACCOMPANYING PROXY CARD PROMPTLY.

Sincerely,

/s/ John J. Dee
John J. Dee
Secretary

This proxy statement and accompanying proxy card are being mailed on or about February 22, 2016 to all shareholders entitled to vote.

Important notice regarding the availability of proxy materials for the 2016 Annual Meeting of Shareholders to be held on March 23, 2016:

This notice, the proxy statement, proxy card and our 2015 Annual Report on Form 10-K are available directly at our offices at 10011 Valley Forge Drive, Houston, Texas 77042 or at https://materials.proxyvote.com/69912Y.

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PARAGON REAL ESTATE EQUITY AND INVESTMENT TRUST

10011 Valley Forge Drive

Houston, Texas 77042

PROXY STATEMENT

GENERAL

This proxy statement is furnished in connection with the solicitation of proxies by the Board of Trustees (referred to in this proxy statement as the “Board”) of Paragon Real Estate Equity and Investment Trust (referred to in this proxy statement as “Paragon”, “we”, “our”, “us” or the “Company”), to be used at our 2016 Annual Meeting of Shareholders (referred to in this proxy statement as, the “Annual Meeting”) and at any adjournments or postponements thereof. The Annual Meeting will be held on March 23, 2016. This proxy statement is first being sent to shareholders on or about February 22, 2016. Each shareholder who signs and returns a proxy card in the form enclosed with this proxy statement may revoke the same at any time prior to use by giving notice of such revocation to us in writing to Paragon Real Estate Equity and Investment Trust, Attention: Corporate Secretary, 10011 Valley Forge Drive, Houston, Texas 77042 prior to the Annual Meeting, attending the Annual Meeting and voting in person, or by signing a new proxy card with a date later than the previously delivered proxy card and submitting it as instructed in this proxy statement. Unless so revoked, the shares represented by such proxy will be voted at the Annual Meeting and at any adjournment thereof in the manner specified. Presence at the meeting of a shareholder who has signed a proxy does not alone revoke the proxy. If no direction is made, the proxy will be voted in favor of each of the proposals described in this proxy statement.

The Company’s Annual Report to Shareholders on Form 10-K for the year ended December 31, 2015, including financial statements, is being mailed to shareholders with this proxy statement but does not constitute a part of this proxy statement. This proxy statement contains important information for you to consider when deciding how to vote on the matters to be brought before the Annual Meeting. Please read it carefully.

We are incorporated in the state of Maryland and our headquarter offices are located at 10011 Valley Forge Drive, Houston, Texas 77042. Our stock is quoted on the Over-The-Counter Bulletin Board (referred to in this proxy statement as the “OTC Bulletin Board”) and on pink sheets with the symbol “PRLE” and our fiscal year ends December 31 of each year.

ABOUT THE ANNUAL MEETING

Who is soliciting my vote?

This solicitation is made on behalf of the Board. We will bear the costs of preparing, mailing and other costs of the proxy solicitation made by our Board. Our officers may solicit the submission of proxies authorizing the voting of shares in accordance with the Board’s recommendations. Such solicitations may be made by telephone, facsimile transmission or personal solicitation. No additional compensation will be paid to our officers or Trustees for such services. We will, upon request, reimburse banks, brokerage firms and other custodians, nominees and fiduciaries for reasonable out-of-pocket expenses incurred by them in sending proxy material to shareholders. We do not expect to engage a third party to assist us in the solicitation.

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When and where is the Annual Meeting?

Our 2016 Annual Meeting of Shareholders will be held on March 23, 2016 at 10:00 a.m. local time, at 2500 JPMorgan Chase Tower, 600 Travis Street, Houston, Texas 77002.

What is the purpose of the Annual Meeting?

The meeting will be our regular Annual Meeting of Shareholders. There following matters are scheduled for a vote at our Annual Meeting:

(1)	to elect two Class I Trustees to the Board of Trustees each to serve a three-year term ending at the annual meeting of shareholders in 2019 and until their respective successors, if any, are elected and qualify, two Class II Trustees to the Board of Trustees each to serve a two-year term ending at the annual meeting of shareholders in 2018 and until their respective successors, if any, are elected and qualify, and two Class III trustees each to serve a one-year term ending at the annual meeting of shareholders in 2017 and until their respective successors, if any, are elected and qualify;

(2)	to approve two proposals to amend and restate the Declaration of Trust of the Company, as amended, to reflect the following amendments (a) amend and restate Article VII thereof related to the restriction and ownership of shares of the Company, and (b) change the name of the Company to Pillarstone Capital REIT and make conforming and other immaterial modifications, each as more fully described in the accompanying proxy statement;

(3)	to approve the 2016 Equity Plan;

(4)	to hold a non-binding advisory vote on the executive compensation of the Company’s named executive officers; and

(5)	to hold a non-binding advisory vote on the frequency of future advisory votes on executive compensation of the Company’s named executive officers.

How does the Board recommend I vote?

Unless you give other instructions through your proxy vote, the persons named as proxy holders on the proxy card will vote in accordance with the recommendations of our Board. For reasons set forth in more detail later in this proxy statement, the Board recommends a vote:

(1)	For the election of the nominees for Trustee set forth in this proxy statement;

(2)	For the approval of the two proposals to amend and restate the Declaration of Trust of the Company, as amended, as further discussed in this proxy statement;

(3)	For the adoption of the 2016 Equity Plan;

(4)	For the approval, on a non-binding advisory basis, of the executive compensation of the Company’s named executive officers; and

(5)	For the selection of every “Three Years” as the frequency with which shareholders are provided an advisory vote on executive compensation.

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Who is entitled to vote at the Annual Meeting?

The Board has set February 16, 2016 as the record date for the Annual Meeting (referred to in this proxy statement as the “Record Date”). All shareholders who owned our common shares at the close of business on the Record Date may attend and vote at the Annual Meeting. Each outstanding common share is entitled to one vote. As of the Record Date, 258,236 restricted Class A Cumulative Convertible Preferred Shares (referred to in this proxy statement as the “Preferred A Shares”) outstanding are entitled to 53,683 votes and 244,444 restricted Class C Convertible Preferred Shares (referred to in this proxy statement as the “Preferred C Shares”) are entitled to 2,444,440 votes.

Who can attend the Annual Meeting?

All shareholders as of the Record Date, or their duly appointed proxies, may attend the Annual Meeting.

What do I need to present for admission to the Annual Meeting?

You will need to present proof of your record or beneficial ownership of common shares, such as a bank or brokerage account statement, and a form of personal identification to be admitted to the Annual Meeting.

How many votes do I have?

As of the record date, 405,096 common shares, not including 38,130 common shares held in treasury, and 502,680 preferred shares, which are convertible to 2,498,124 common shares, were outstanding, and collectively, these shares, excluding the shares held in treasury, constitute all of the shares entitled to vote at the Annual Meeting. Each outstanding common share is entitled to one vote. 258,236 Preferred A Shares are convertible into 53,683 common shares and 244,444 Preferred C Shares are convertible into 2,444,440 common shares. Each outstanding preferred share is entitled to one vote for each common share into which it is convertible.

What constitutes a quorum?

A majority of our voting shares issued and outstanding and entitled to vote on the Record Date must be present, either in person or by proxy, for there to be a quorum at the Annual Meeting. As of the Record Date, 2,903,220 voting shares were outstanding and entitled to vote and, therefore, 1,451,611 shares must be present, either in person or by proxy, for there to be a quorum at the Annual Meeting. If a quorum is not present, the Annual Meeting will be adjourned until a quorum is obtained. Abstentions and broker non-votes will be treated as shares present for the purpose of determining the presence of a quorum for the transaction of business at the Annual Meeting.

How do I vote?

Whether you plan to attend the Annual Meeting or not, we urge you to vote by proxy. All shares represented by valid proxies that we receive through this solicitation, and that are not revoked, will be voted in accordance with your instructions on the proxy card. You may specify whether your shares should be voted for or against all, some or none of the nominees for Trustee and whether your shares should be voted for, against or abstain with respect to each of the other proposals. If you properly submit a proxy without giving specific voting instructions, your shares will be voted in accordance with the Board’s recommendations as noted above. Voting by proxy will not affect your right to attend the Annual Meeting. If your shares are registered directly in your name through our stock transfer agent, American Stock Transfer & Trust Company, or you have stock certificates registered in your name, you may vote:

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●	By mail. Please sign, date and promptly mail the enclosed proxy card in the postage-paid envelope that has been provided to you.

●	In person at the meeting. If you attend the Annual Meeting, you may deliver a completed proxy card in person or you may vote by completing a ballot, which will be available at the meeting.

If your shares are held in “street name” (held in the name of a bank, broker or other holder of record), you will receive instructions from the holder of record. You must follow the instructions of the holder of record in order for your shares to be voted. Telephone and Internet voting also may be offered to shareholders owning shares through certain banks and brokers. If your shares are not registered in your own name and you plan to vote your shares in person at the Annual Meeting, you should contact your broker or agent to obtain a legal proxy or broker’s proxy card and bring it to the Annual Meeting in order to vote.

What is the difference between holding shares as a shareholder of record and as a beneficial owner?

If your shares are registered directly in your name with our transfer agent, American Stock Transfer & Trust Company, you are considered, with respect to those shares, a “shareholder of record.” This proxy statement, the notice of annual meeting, the proxy card, and a copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2015 have been sent directly to you by us.

If your shares are held in a stock brokerage account or by a bank or other holder of record, you are considered the “beneficial owner” of shares held in “street name.” This proxy statement, the notice of annual meeting, the proxy card, and a copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2015 have been forwarded to you by your broker, bank or other holder of record who is considered, with respect to those shares, the shareholder of record. As the beneficial owner, you have the right to direct your broker, bank or other holder of record on how to vote your shares by using the voting instruction card included in the mailing or by following their instructions for voting by telephone or on the Internet, if available.

What if I receive more than one proxy card?

You may receive more than one proxy card if you hold our common shares in more than one account, which may be in registered form or held in street name. Please vote in the manner described above under “How do I vote?” for each account to ensure that all of your shares are voted.

May I change or revoke my proxy?

You have the right to revoke your proxy any time before the Annual Meeting. You may change or revoke your proxy in any one of the following ways:

●	giving notice of such revocation to us in writing to Paragon Real Estate Equity and Investment Trust, Attention: Corporate Secretary, 10011 Valley Forge Drive, Houston, Texas 77042 before the Annual Meeting;

●	attending the Annual Meeting and voting in person. Attending the Annual Meeting in person will not in and of itself revoke a previously submitted proxy. You must specifically request at the Annual Meeting that it be revoked; or

●	signing a new proxy card with a date later than your previously delivered proxy and submitting it as instructed above.

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How many votes are needed to approve each proposal?

●	To be approved, Proposal No. 1 (election of Trustees), the affirmative vote of a plurality of all the votes cast at the Annual Meeting at which a quorum is present is sufficient. If you vote “withhold” with respect to one or more nominees, your shares will not be included in determining the number of votes cast and, as a result, will have no effect on this proposal. Broker non-votes will not be counted as votes cast and will have no effect on the result of the vote.

●	To be approved, Proposal No. 2 (approve two proposals to amend and restate the Declaration of Trust of the Company, as amended) must receive “FOR” votes from at least two-thirds of our outstanding common shares entitled to vote on the proposal. For purposes of the vote on this proposal, abstentions and broker non-votes will have the same effect as a vote AGAINST the proposal.

●	The affirmative vote of a majority of all votes cast at the Annual Meeting, whether in person or by proxy is required to approve all other proposals (which means the number of votes cast FOR the proposal must exceed the number of votes cast AGAINST the proposal). In determining whether each of the other proposals has received the requisite number of affirmative votes, abstentions and broker non-votes will have no impact because they will not be counted as votes cast.

What is a “broker non-vote”?

If your shares are held in “street name” by a broker, your broker is the shareholder of record; however, the broker is required to vote the shares in accordance with your instructions. If you do not give instructions to your broker, the broker may exercise discretionary voting power to vote your shares with respect to “routine matters,” but not with respect to “non-routine” items. A broker non-vote occurs when a bank, broker or other nominee holding ordinary shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that proposal and has not received voting instructions from the beneficial owner.

Who will count the vote?

Representatives of American Stock Transfer & Trust Company, our transfer agent, will tabulate the votes for the common shares and the Preferred Class A Shares and will be responsible for reviewing the vote count as inspector of election. A representative of the Company will tabulate the votes for the Preferred C Shares and will be responsible for including such votes with the vote count provided by the inspector of election for the final vote count.

What percentage of shares do the Trustees and officers own?

As of the Record Date, the Trustees and officers collectively own approximately 54.0% of our common shares, 62.5% of our Preferred A Shares, 100% of our Preferred C Shares and 93.4% of the shares entitled to vote at the Annual Meeting.

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Why am I being asked to vote on executive compensation matters?

The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”) requires us, as a public company, to seek non-binding advisory votes from our shareholders to approve (1) the compensation awarded to our named executive officers as disclosed in this proxy statement and (2) the frequency at which we will seek shareholder advisory votes on executive compensation. These advisory votes are non-binding, but the Board will consider our shareholders’ concerns and take them into account in future determinations concerning our executive compensation program.

Who is our largest principal shareholder?

James C. Mastandrea, our Chairman of the Board, Chief Executive Office and President, has the right to vote 168,166 common shares and 161,410 Preferred A shares which are convertible into 49,230 common shares, and 56,944 Preferred C Shares, which are convertible into 569,440 common shares. The Preferred A Shares and 163,117 of these common shares are held by Paragon Real Estate Development, LLC, of which Mr. Mastandrea is the managing member.

When is a shareholder proposal due for the next annual meeting?

In order to be considered for inclusion in next year’s proxy statement, shareholder proposals must be submitted in writing by October 25, 2016, to Paragon Real Estate Equity and Investment Trust, Attention: Corporate Secretary, 10011 Valley Forge Drive, Houston, Texas 77042, and must be in accordance with the requirements of our amended and restated bylaws (referred to in this proxy statement as our “Bylaws”) and the provisions of Rule 14a-8 of the Securities Exchange Act of 1934, as amended (referred to in this proxy statement as the “Exchange Act”).

How does a shareholder communicate with the Board of Trustees?

Shareholders may send communications to our Board to Paragon Real Estate Equity and Investment Trust, Attention: Corporate Secretary, 10011 Valley Forge Drive, Houston, Texas 77042.

How does a shareholder nominate someone to be a Trustee of Paragon?

A shareholder may recommend a nominee for trustee by writing to Paragon Real Estate Equity and Investment Trust, Attention: Corporate Secretary, 10011 Valley Forge Drive, Houston, Texas 77042. A nominee for Trustee must qualify according to requirements established by the Board and be approved by our Nominating Committee. Recommendations for next year’s annual meeting must be received no earlier than December 23, 2016 and no later than January 20, 2017, and must be in accordance with the requirements of our Bylaws.

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PROPOSAL NO. 1 — ELECTION OF TRUSTEES

Nominees for Election

Our Board currently consists of six members and is divided into three classes. The term for each class is three years, staggered over time. At the Annual Meeting, you are entitled to elect six Trustees to hold office for varying terms. Nominees for election this year are listed below.

If elected by you, James C. Mastandrea and Daniel G. DeVos will serve as Class I Trustees until the 2019 annual meeting and until their respective successors, if any, are elected and qualify, John J. Dee and Paul T. Lambert will serve as Class II Trustees until the 2018 annual meeting and until their respective successors, if any, are elected and qualify, and Daryl J. Carter and Michael T. Oliver will serve as Class III Trustees until the 2017 annual meeting and until their respective successors, if any, are elected and qualify.

If any Trustee to be elected is unable to stand for re-election, the Board may, by resolution, provide for a lesser number of Trustees or designate a substitute. In the latter event, shares represented by proxies may be voted for a substitute trustee. We need the affirmative vote of the holders of a plurality of our voting shares present or represented by proxy at the Annual Meeting to elect Trustees. If you vote “withhold” with respect to one or more nominees, your shares will not be included in determining the number of votes cast and, as a result, will have no effect on this proposal. Broker non-votes will not be counted as votes cast and will have no effect on the result of the vote.

The following information relates to the nominees for election as our Trustees:

Name	Age	Position	Class Designation	Term Expiration
James C. Mastandrea	72	President, Chief Executive Officer and Chairman of Board of Trustees	Class I	2019
John J. Dee	64	Senior Vice President, Chief Financial Officer and Trustee	Class II	2018
Daryl J. Carter	60	Trustee	Class III	2017
Daniel G. DeVos	57	Trustee	Class I	2019
Paul T. Lambert	63	Trustee	Class II	2018
Michael T. Oliver	72	Trustee	Class III	2017

There are no family relationships between any of our Trustees or executive officers.

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Class I Nominees to Serve Until the 2019 Annual Meeting of Shareholders:

James C. Mastandrea has been our Chairman, President and Chief Executive Officer since 2003. Mr. Mastandrea has over 40 years of experience in the real estate industry and 19 years serving in high level positions of publicly traded companies. Since 2006, he has also served as the President, Chief Executive Officer and Chairman of the Board of Trustees of Whitestone REIT, a publicly traded real estate investment trust listed on the New York Stock Exchange (referred to in this proxy statement as “Whitestone REIT”) focused on Community Centered PropertiesTM. In addition, since 1978, Mr. Mastandrea has served as the Chief Executive Officer/Founder of MDC Realty Corporation, a privately held residential and commercial real estate development company. From 1994 to 1998, Mr. Mastandrea served as Chairman and Chief Executive Officer of First Union Real Estate Investments, a publicly traded real estate investment trust (referred to in this proxy statement as a “REIT”) listed on the NYSE. Mr. Mastandrea also served in the U.S. Army as a Military Police Officer. Mr. Mastandrea is a director of Cleveland State University Foundation Board and a member of the investment committee. He regularly lectures to MBA students at the University of Chicago and has been teaching for five years as an Adjunct Professor in the MBA program at Rice University in Houston, Texas, and also presents to institutional investors in the U.S. and Europe. Mr. Mastandrea’s significant experience in the commercial and residential real estate business, capital markets, and private and public companies as a real estate expert allows him to provide insight into various aspects of the economy and commercial real estate, which is of significant value to our Board.

Daniel G. DeVos has served as a Trustee since March 2003. Since 1993, Mr. DeVos has served as Chairman of the Board and Chief Executive Officer of DP Fox Ventures, LLC, a diversified management enterprise with investments in real estate, transportation, fashion, sports, and entertainment. Since 1999, Mr. DeVos has served as the President and Chief Executive Officer of Fox Motors, based in Grand Rapids, Michigan. He is the majority owner of the Grand Rapids Griffins (AHL), has been a board member since 1991 and Chairman since 2011 of RDV Sports, Inc., the parent company of the Orlando Magic (NBA), and is a partner in CWD Real Estate Investments. Since 2004, he has served as a director and currently serves on the Audit Committee of Alticor, Inc., the parent of Amway Corporation, located in Ada, Michigan. From 2009 to 2013, Mr. DeVos served as a trustee of Whitestone REIT (NYSE) and in May 2013 became trustee emeritus. From 1994 to 1998, he served as a trustee of First Union Real Estate Investments (NYSE). Mr. DeVos has extensive and diverse business experience within and outside the real estate industry and possesses exceptional leadership skills in business and non-profit management.

Class II Nominees to Serve Until the 2018 Annual Meeting of Shareholders:

John J. Dee has served as a Trustee, Senior Vice President and Chief Financial Officer since 2003. Since October 2006, Mr. Dee has also been Chief Operating Officer, Executive Vice President, and Director of Finance at Whitestone REIT (NYSE). Prior to Mr. Dee’s joining Paragon, from 2002 to 2003, he was Senior Vice President and Chief Financial Officer of MDC Realty Corporation, Cleveland, Ohio, an affiliate of MDC Realty Corporation, Chicago, Illinois, a privately held residential and commercial real estate development company. From 2000 to 2002, Mr. Dee was Director of Finance and Administration for a Cleveland, Ohio law firm. From 1978 to 2000, Mr. Dee held various management positions with First Union Real Estate Investments (NYSE), including Senior Vice President and Chief Accounting Officer from 1996 to 2000. Mr. Dee is licensed as a CPA (non-practicing) in the State of Ohio. Mr. Dee has a significant number of years of experience with publicly listed REITs and exceptional experience and skills of value to our management team and Board.

Paul T. Lambert has served as a Trustee since November 1998. Mr. Lambert serves as the Chief Executive Officer of Lambert Capital Corporation. He served on the Board of Directors and was the Chief Operating Officer of First Industrial Realty Trust, Inc. (NYSE) (referred to in this proxy statement as “First Industrial”) from its initial public offering in October 1994 to the end of 1995. Mr. Lambert was one of the largest contributors to the formation of First Industrial and one of its founding shareholders. Prior to forming First Industrial, Mr. Lambert was managing partner for The Shidler Group, a national private real estate investment company. Prior to joining The Shidler Group, Mr. Lambert was a commercial real estate developer with Dillingham Corporation and, prior to that, was a consultant with The Boston Consulting Group. Mr. Lambert serves as a trustee of Whitestone REIT (NYSE) since March 2013. Mr. Lambert is an entrepreneur with significant experience in commercial real estate and financing of development projects.

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Class III Nominees to Serve Until the 2017 Annual Meeting of Shareholders:

Daryl J. Carter has served as a Trustee since June 2003. Mr. Carter founded and since 2007 has served as Chairman and Chief Executive Officer of Avanath Capital Management, LLC, an investment firm focused on urban-themed real estate and mortgage investments. He is also a Managing Partner of McKinley-Avanath, a property management company focused on the affordable apartment sector. From 2005 to 2007, Mr. Carter was an Executive Managing Director of Centerline Capital Group (referred to in this proxy statement as “Centerline”), a subsidiary of Centerline Holding Company (NYSE), and head of the Commercial Real Estate Group. From 2005 to 2007, he was also the President of American Mortgage Acceptance Corporation, a then publicly-held, commercial mortgage lender that was externally managed by Centerline. Mr. Carter became part of Centerline when his company, Capri Capital Finance (referred to in this proxy statement as “CCF”) was acquired by Centerline in 2005 and stayed with Centerline until 2006. Mr. Carter co-founded and served as Co-Chairman of both CCF and Capri Capital Advisors (referred to in this proxy statement as “Capri”) in 1992. He was instrumental in building Capri into a diversified real estate firm with $8 billion in real estate equity and debt investments under management. Prior to Capri, Mr. Carter was Regional Vice President at Westinghouse Credit Corporation in Irvine and a Second Vice President at Continental Bank in Chicago. Mr. Carter serves as a trustee of Whitestone REIT (NYSE) since 2009, a director of Silver Bay Realty Trust Corp. (NYSE) since July 2013, a trustee of the Urban Land Institute, Executive Committee Member and Chairman of the National Multifamily Housing Council, and on the Visiting Committee of the M.I.T. Sloan School of Management. He is also a past Chairman of the Mortgage Bankers Association. Mr. Carter brings to our Board significant management experience and demonstrated leadership skills with financial and real estate entities.

Michael T. Oliver has served as a Trustee since March 2003. Mr. Oliver was Director of New Business Development at Concierge Asset Management from December 2005 to April 2010. Mr. Oliver was the State Investment Officer of Real Estate and Private Equity Investments of the Alaska State Pension Board of the Alaska State Pension Fund, Juneau, Alaska, a position he held from August 2000 through September 2005. Mr. Oliver was a consultant from March 1998 to July 2000 to MPAC Capital Markets, Seattle, Washington, and a consultant to several Asian governments concerning laws governing real estate investment trusts. From April 1996 to March 1998, Mr. Oliver was Chairman of RERC Capital Markets, LLC, Chicago, Illinois. From March 1987 to February 1996, he was founder and Chairman of PRA Securities Advisors, Inc., which was sold and became Heitman/PRA Securities Advisors, Inc. and President of its Real Estate Fund. Prior to March 1987 and since 1967, Mr. Oliver held positions at real estate companies raising capital and making direct investments in real estate, and at investment banking firms analyzing real estate companies and raising capital. Mr. Oliver has been involved with REITs, commercial real estate, and capital markets for a significant number of years.

Recommendation of the Board of Trustees

The Board of Trustees recommends that the shareholders vote FOR the election of the nominees listed above.

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CORPORATE GOVERNANCE

Trustee Independence

Our common shares are currently traded on the OTC Bulletin Board. Accordingly, we are not subject to the rules of any national securities exchange that require a majority of a listed company’s trustees and specified committees of the board of trustees meet independence standards prescribed by such rules. However, the Board has affirmatively determined that each of Messrs. Carter, DeVos, Lambert, and Oliver do not have a material relationship with Paragon that would interfere with the exercise of independent judgment and are “independent” as under NYSE MKT listing standards, applicable SEC rules and the standards prescribed by our Declaration of Trust. Messrs. Mastandrea and Dee are also executive officers of the Company and therefore are not considered to be independent according to these standards.

Governance Structure

We believe that the Company is better served by the combined Chairman/Chief Executive Officer type of leadership for setting and meeting the goals of the Company’s strategic plan. By having a strong single leader, a company of our size can adapt to market changes faster with fewer levels of decision makers. It provides a cohesive vision and strategy for the Company and strong execution ability. This type of leadership model helps assure a clear and direct line of communication to the Board of any risks, challenges or other key management issues and opportunities.

Meetings and Committees of the Board

Our Board held two meetings during the fiscal year ended December 31, 2015, as well as informal discussions following the quarterly Audit Committee meetings that have occurred since 2003. No Trustee attended fewer than 75% of the meetings held during the period for which he served as a member of the Board and the committees on which he served, except Mr. Carter was absent from one of the two Board meeting due to a prior commitment. We did not hold an annual meeting in 2015. We encourage all Trustees to attend all meetings of shareholders, however, we do not have a formal policy regarding Trustee attendance at our annual meetings of shareholders.

Audit Committee

Our Audit Committee consists of Mr. Oliver, who serves as Chairman, and Messrs. Carter, DeVos and Lambert. Mr. Oliver also serves as the audit committee financial expert, as defined by the Securities and Exchange Commission (referred to in this proxy statement as the “SEC”). Each member of the Audit Committee satisfies the independence standards and financial literacy requirements set forth under NYSE MKT listing standards and the applicable rules of the SEC. The Audit Committee is directly responsible for engaging and reviewing the performance of our independent public auditors, oversees our accounting and financial reporting processes, considers and approves the range of audit and non-audit fees, reviews the adequacy of our internal accounting controls and procedures and resolves disagreements between management and our independent public auditors.

The Audit Committee held four meetings in 2015. The Audit Committee has adopted a formal written charter, a copy of which is attached as Annex A to this proxy statement.

Management, Organization and Compensation Committee

Our Management, Organization and Compensation Committee consists of Mr. Carter, who serves as Chairman, and Messrs. DeVos, Lambert and Oliver. Because the Company did not have any operations during 2015, this committee did not hold any meetings in 2015. The Management, Organization and Compensation Committee makes recommendations and exercises all powers of the Board in connection with certain compensation matters, including incentive compensation and benefit plans. This committee administered, and had authority to grant awards under, our 2004 Share Option Plan (referred to in this proxy statement as the “2004 Plan”) which expired in 2014. Subject to shareholder approval, this committee will administer, and have authority to grant awards under, the 2016 Equity Plan.

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The Management, Organization and Compensation Committee has adopted a formal written charter, a copy of which is attached as Annex B to this proxy statement.

Nominating Committee

Our Nominating Committee consists of Mr. DeVos, who serves as Chairman, and Messrs. Lambert and Oliver. Because the Company did not hold an annual meeting of shareholders in 2015, the Nominating Committee did not hold any meetings during 2015. The Nominating Committee is responsible for identifying individuals qualified to become Trustees and for evaluating potential or suggested Trustee nominees. In order for an individual to qualify for nomination or election as a Trustee, an individual, at the time of nomination, must have substantial expertise, experience or relationships relevant to the real estate business, which may include:

●	commercial real estate experience;

●	an in-depth knowledge of and working experience in finance or marketing;

●	capital markets or public company experience;

●	university teaching experience in a Master of Business Administration or similar program;

●	experience as a chief executive officer, chief operating officer or chief financial officer of a public or private company; or

●	public or private company board experience.

Additionally, an individual shall not have been convicted of a felony or sanctioned or fined for a securities law violation of any nature. The Nominating Committee in its sole discretion will determine whether a nominee satisfies the foregoing qualifications or possesses such other characteristics as deemed necessary by the Nominating Committee. Though we have no formal policy addressing diversity, the Nominating Committee will seek to recommend nominees to the Board that represent a diversity of experience, gender, race, ethnicity and age. Any individual who does not satisfy the qualifications above is not eligible for nomination or election as a Trustee.

The Nominating Committee performs a preliminary evaluation of potential candidates primarily based on the need to fill any vacancies on our Board, the need to expand the size of our Board and the need to obtain representation in key disciplines and/or market areas. The Nominating Committee will seek to identify Trustee candidates based on input provided by a number of sources, including the Nominating Committee members and other members of our Board. The Nominating Committee also has the authority to consult with or retain advisors to carry out its duties, though it has not used a third party to locate or evaluate potential candidates for Trustee. Once a potential candidate is identified as one who fulfills a specific need, the Nominating Committee performs a full evaluation of the potential candidate. This evaluation includes reviewing the potential candidate’s background information, relevant experience, willingness to serve, independence and integrity. In connection with this evaluation, the Nominating Committee may interview the candidate in person or by telephone. After completing its evaluation, the Nominating Committee makes a recommendation to the full Board as to the individuals who should be nominated by our Board. Our Board elects nominees recommended by the Nominating Committee to fill vacancies on our Board and nominates the nominees for election by shareholders after considering the recommendations and a report of the Nominating Committee. In addition to the above process, as part of an agreement approved by shareholders in June 2003, Mr. Mastandrea can appoint five Trustees to the Board provided he remains as our Chairman and Chief Executive Officer. Mr. Mastandrea has not exercised this right.

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The Nominating Committee has adopted a formal written charter, a copy of which is attached as Annex C to this proxy statement.

Risk Oversight

It is the responsibility of the Board to approve a strategic business plan and select a chief executive officer to execute the strategic plan. While the Board is tasked with the responsibility to detect potential high level risks, management is tasked with managing risk on a daily basis. Where possible, management, in conjunction with the Board, has defined high level risk controls to help mitigate the most significant risks to the Company.

Code of Conduct and Ethics

Our Board has adopted a Code of Conduct and Ethics that applies to all officers, trustees and employees of Paragon, including our principal executive officer, principal financial officer, principal accounting officer, and any person performing similar functions. Our Code of Conduct and Ethics is filed as Exhibit 14 to our Annual Report on Form 10-KSB for the fiscal year ended December 31, 2003, as filed with the SEC on March 30, 2004. Upon written request to the Company, we will provide a copy of our Code of Conduct and Ethics without charge.

Compensation of Trustees

During the year ended December 31, 2015, Trustees were not paid any compensation.

In lieu of cash payments for trustee fees, effective September 29, 2006, each Trustee of the Company received 12,500 Preferred C Shares for service as a Trustee until September 29, 2008. The shares are restricted until the latest to occur of: (a) a public offering by the Company sufficient to liquidate the shares, (b) an exchange of the Company’s existing shares for new shares, and (c) September 29, 2008. These agreements were amended to extend the service period and vesting period restriction dates to September 30, 2016, though the shares were fully amortized by the original date in 2008.

In June 2003, our shareholders approved an agreement to issue additional common shares to Paragon Real Estate Development, LLC of which Mr. Mastandrea is the managing member and Mr. Dee is a member. In September 2006, Paragon amended this agreement to include each of the Trustees so that if a Trustee brings a new transaction to Paragon, he would receive additional common shares of Paragon in accordance with a formula in the agreement. In January 2016, the non-employee Trustees and Mr. Mastandrea agreed to make this agreement for only non-employee Trustees. The agreement is intended to serve as an incentive for our Trustees to increase the asset base, net operating income, funds from operations, and share value of Paragon. The exact number of common shares that would be issued will be calculated in accordance with a formula in the agreement based on future acquisition, development or redevelopment transactions. Any of these transactions would be subject to approval by the members of our Board who are not receiving the additional common shares. We would issue our common shares only upon the closing of a transaction. The maximum number of common shares to be issued under the agreement is limited to a total value of $26 million based on the average closing price of our common shares for 30 calendar days preceding the closing of any transaction. The common shares will be restricted until we achieve the five-year pro forma income target for the acquisition, as approved by the Board, and an increase of 5% in Paragon’s net operating income and funds from operations. The restricted shares would vest immediately upon any “shift in ownership,” as defined in the agreement.

Since 2003, Mr. Mastandrea and the Trustees have provided substantial capital to maintain the ongoing operations of Paragon. The current ownership and future ownership is intended to represent these investments and commitment to the success of Paragon.

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PROPOSAL NO. 2 — APPROVAL OF PROPOSALS TO AMEND AND RESTATE THE DECLARATION OF TRUST OF THE COMPANY

As described in the following proposals, the Board also recommends that the shareholders approve the Amended and Restated Declaration of Trust, a form of which is attached hereto as Annex D (referred to in this proxy statement as the “Proposed Declaration of Trust”), which will repeal in its entirety all of the currently existing Declaration of Trust provisions and substitute the new provisions set forth in the Proposed Declaration of Trust (Paragon’s existing Declaration of Trust, as amended through the date hereof, is referred to in this proxy statement as the “Existing Declaration of Trust”). Therefore, the Existing Declaration of Trust will be entirely replaced with the Proposed Declaration of Trust. The Board is recommending the Proposed Declaration of Trust, generally to make the Existing Declaration of Trust more consistent with the changes in Maryland statutes and regulations and the real estate investment trust industry since the Existing Declaration of Trust was first adopted in 1994.

The Proposed Declaration of Trust reorganizes the Existing Declaration of Trust and makes various changes to clarify language, update terminology and conform the Existing Declaration of Trust to current law. The Proposed Declaration of Trust also repeals various provisions considered obsolete. Operating under the Existing Declaration of Trust can be difficult because its provisions often do not contemplate the current state of the regulatory environment and industry. The Board believes the material changes to the Existing Declaration of Trust, described below, along with the other changes contained in the Proposed Declaration of Trust will allow for smoother operation of the Company.

Certain of the changes to the Existing Declaration of Trust, set forth as sub-proposal 2(a) below, require a separate vote by shareholders. The Proposed Declaration of Trust makes a number of other changes to the Existing Declaration of Trust, the most significant of which are summarized in sub-proposal 2(b). In addition to the changes described below, there are other substantive and stylistic differences between the Existing Declaration of Trust and Proposed Declaration of Trust. The following summary is qualified in its entirety by reference to the Proposed Declaration of Trust and the Existing Declaration of Trust attached hereto as Annex D and Annex E, respectively.

If this Proposal No. 2 is approved at the Annual Meeting, the Board may adopt new Bylaws for the Company that make necessary and appropriate changes to the existing Bylaws of the Company based on the Proposed Declaration of Trust and other modernizing changes. No shareholder approval is required for adoption of the proposed new Bylaws. In addition, if Proposal No. 2 is approved at the Annual Meeting, we anticipate that the Proposed Declaration of Trust will be filed with the Maryland State Department of Assessments and Taxation as soon as possible following the Annual Meeting. If our shareholders approve one or more but not all of the proposed amendments to the Existing Declaration of Trust, we will file the Proposed Declaration of Trust containing only the amendments that were approved and other ministerial changes not requiring shareholder approval.

The favorable vote of two-thirds of our outstanding voting shares entitled to vote, in person or by proxy, at the Annual Meeting is required to approve each of the proposed amendments set forth in each of Proposals 2(a) and 2(b). Therefore, for purposes of each of Proposals 2(a) and 2(b), failure to vote and abstentions and broker non-votes will have the same effect as votes against the proposal, although abstentions and broker non-votes will count toward the presence of a quorum.

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Recommendation of the Board of Trustees

The Board of Trustees recommends that the shareholders vote FOR approval of each of Proposals 2(a) and 2(b).

Proposal 2(a) — Amendment to Amend and Restate Article VII “Restrictions on Transfer and Ownership of Shares”

The Board has proposed to amend and restate Article VII of the Existing Declaration of Trust intended to accomplish three objectives: (1) remove defined terms and other provisions that are no longer applicable to the Company, (2) revise references to sections of the Internal Revenue Code of 1986, as amended (referred to in this proxy statement as the “Code”), that have been amended or updated and (3) amend the Existing Declaration of Trust to include more complete ownership and transfer restrictions, typically found in charters of modern REITs.

The amended and restated Article VII provides that no person may own, or be deemed to own by virtue of the attribution provisions of the Code, more than 9.8% in value of the aggregate number of our outstanding shares, which we refer to as the “Ownership Limit.” Also, a person may not own, directly or indirectly, an interest in a tenant of ours (or a tenant of any entity owned or controlled by us) that would cause us to own, directly or indirectly, more than a 9.9% interest in such a tenant. This restriction is designed to ensure that rents from a tenant will qualify as “rents from real property” in satisfying the gross income tests applicable to REITs under the Code.

The Board, in its sole discretion, may exempt a proposed transferee from the Ownership Limit. However, the Board may not grant such an exemption to any person if such exemption would result in our failing to qualify as a REIT. The Board may require a ruling from the Internal Revenue Service or an opinion of counsel, in either case in form and substance satisfactory to the Board, in its sole discretion, in order to determine or ensure our status as a REIT.

If any transfer of shares occurs which, if effective, would result in any person beneficially or constructively owning shares in excess or in violation of the other transfer or ownership limitations (a “Prohibited Owner”), then that number of shares the beneficial or constructive ownership of which otherwise would cause such person to violate such limitations (rounded up to the nearest whole share) will be automatically transferred to a trust for the exclusive benefit of one or more charitable beneficiaries (the “Charitable Beneficiary”), and the Prohibited Owner will not acquire any rights in such shares. Such automatic transfer will be deemed to be effective as of the close of business on the Business Day (as defined in the amended and restated Article VII) prior to the date of such violative transfer. Shares held in the charitable trust will be issued and outstanding shares. The Prohibited Owner will not benefit economically from ownership of any shares held in the charitable trust, will have no rights to dividends and will not possess any rights to vote or other rights attributable to the shares held in the charitable trust. The trustee of the charitable trust (the “Charitable Trustee”) will have all voting rights and rights to dividends or other distributions with respect to shares held in the charitable trust, which rights will be exercised for the exclusive benefit of the Charitable Beneficiary. Any dividend or other distribution paid prior to our discovery that shares have been transferred to the Charitable Trustee will be paid by the recipient of such dividend or other distribution to the Charitable Trustee upon demand, and any dividend or other distribution authorized but unpaid will be paid when due to the Charitable Trustee. Any dividend or other distribution so paid to the Charitable Trustee will be held in trust for the Charitable Beneficiary. Subject to Maryland law, effective as of the date that such shares have been transferred to the charitable trust, the Charitable Trustee will have the authority (at the Charitable Trustee’s sole discretion) (i) to rescind as void any vote cast by a Prohibited Owner prior to our discovery that such shares have been transferred to the charitable trust and (ii) to recast such vote in accordance with the desires of the Charitable Trustee acting for the benefit of the Charitable Beneficiary. However, if we have already taken irreversible trust action, then the Charitable Trustee will not have the authority to rescind and recast such vote.

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Within 20 days of receiving notice from us that shares have been transferred to the charitable trust, the Charitable Trustee must sell the shares held in the charitable trust to a person, designated by the Charitable Trustee, whose ownership of the shares will not violate the ownership limitations set forth in the amended and restated Article VII. Upon such sale, the interest of the Charitable Beneficiary in the shares sold will terminate and the Charitable Trustee must distribute the net proceeds of the sale to the Prohibited Owner and to the Charitable Beneficiary as follows. The Prohibited Owner shall receive the lesser of (i) the price paid by the Prohibited Owner for the shares or, if the Prohibited Owner did not give value for the shares in connection with the event causing the shares to be held in the charitable trust (e.g., a gift, devise or other such transaction), the Market Price (as defined in the amended and restated Article VII) of such shares on the day of the event causing the shares to be held in the charitable trust and (ii) the price per share received by the Charitable Trustee from the sale or other disposition of the shares held in the charitable trust. Any net sale proceeds in excess of the amount payable to the Prohibited Owner will be paid immediately to the Charitable Beneficiary. If, prior to our discovery that shares have been transferred to the charitable trust, such shares are sold by a Prohibited Owner, then (i) such shares will be deemed to have been sold on behalf of the charitable trust and (ii) to the extent that the Prohibited Owner received an amount for such shares that exceeds the amount that such Prohibited Owner was entitled to receive pursuant to the aforementioned requirement, such excess will be paid to the Charitable Trustee upon demand.

In addition, shares held in the charitable trust will be deemed to have been offered for sale to us, or our designee, at a price per share equal to the lesser of (i) the price per share in the transaction that resulted in such transfer to the charitable trust (or, in the case of a devise or gift, the Market Price at the time of such devise or gift) and (ii) the Market Price on the date that we, or our designee, accepts such offer. We will have the right to accept such offer until the Charitable Trustee has sold the shares held in the charitable trust. Upon such a sale to us, the interest of the Charitable Beneficiary in the shares sold will terminate and the Charitable Trustee will distribute the net proceeds of the sale to the Prohibited Owner.

The ownership limitations contained in amended and restated Article VII could delay, defer or prevent a transaction or a change in control of us that might involve a premium price for our common shares or otherwise be in the best interest of our shareholders.

Recommendation of the Board of Trustees

The Board of Trustees recommends that the shareholders vote FOR the approval of Proposal 2(a).

Proposal 2(b) —	Amendments Regarding Conforming Changes and Other Immaterial Modifications to the Charter and Amendment and Restatement of the Charter

In addition to the other proposed amendment to the Existing Declaration of Trust particularly described in Proposal 2(a), the Board is also proposing the following amendments:

●	to change the name of the Company to Pillarstone Capital REIT. Our Board recommends we change our name to demarcate our current business plan from our former business plan. If the name change becomes effective, the change of name will not affect in any way the validity or transferability of stock certificates outstanding, the capital structure of the Company or the trading of the Company’s common stock on the OTC Bulletin Board. If this Proposal No. 2(b) is passed by our shareholders, it will not be necessary for shareholders to surrender their existing stock certificates. Instead, when certificates are presented for transfer, new certificates bearing the name, Pillarstone Capital REIT will be issued. After the change of name, the Company may seek to change the trading symbol on the OTC Bulletin Board, which symbol is currently “PRLE”.

●	subject to approval of Proposal No. 1, to update the names and classes of the Trustees serving on the Board to reflect those elected at the Annual Meeting and to provide that it will not be necessary to list in the Proposed Declaration of Trust the names, class or addresses of any Trustees elected after the Annual Meeting.

●	to conform cross-references and section titles, to make other immaterial drafting changes throughout the Existing Declaration of Trust as reflected in the form of Proposed Declaration of Trust attached hereto as Annex D.

We believe that none of these immaterial amendments would materially affect the rights or preferences of our shareholders (except as otherwise described herein). We believe that these amendments and the restatement to integrate all of the amendments approved by shareholders are advisable in order to simplify reference to the Proposed Declaration of Trust for our shareholders, trustees, officers, employees, agents and advisors.

Recommendation of the Board of Trustees

The Board of Trustees recommends that the shareholders vote FOR the approval of Proposal 2(b).

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PROPOSAL NO. 3 — ADOPTION AND APPROVAL OF THE 2016 EQUITY PLAN

On February 5, 2016, the Board adopted the 2016 Equity Plan (referred to in this proxy statement as the “2016 Plan”). The 2016 Plan is subject to approval at the Annual Meeting. Below is a summary of the principal provisions of the 2016 Plan and its operation. A copy of the 2016 Plan is set forth in full in Annex F to this proxy statement, and the following description of the 2016 Plan is qualified in its entirety by reference to Annex F. Capitalized terms used in this Proposal No. 3 that are not otherwise defined in this Proposal No. 3, are defined in Annex F. The vote of a majority of our voting shares represented in person or by proxy at the Annual Meeting will be required to approve the adoption of the 2016 Plan.

Purpose of the 2016 Plan

The purpose of the 2016 Plan is to incentivize Paragon’s management team and employees to profitably grow the Company for the shareholders and to participate in the growth through achieving performance criteria established by the Board. The 2016 Plan will also serve to attract and retain experienced and talented people motivating them with participation in the Company’s success.

Description of the 2016 Plan

Shares Available for Awards under the 2016 Plan. Under the 2016 Plan, awards may be made in common shares of the Company or units in the Company’s operating partnership (referred to in this proxy statement as the “Operating Partnership”), which may be converted into common shares. Subject to adjustment as provided by the terms of the 2016 Plan, the maximum aggregate number of common shares with respect to which awards may be granted under the 2016 Plan is 57,870, plus the Share Increase (hereinafter defined). The maximum aggregate number of common shares that may be issued under the 2016 Plan will be increased upon each issuance of common shares and units of the Operating Partnership by the Company (including issuances pursuant to the 2016 Plan) so that at any time the maximum number of shares that may be issued under the 2016 Plan shall equal 12.5% of the aggregate number of common shares and units of the Operating Partnership issued and outstanding (other than treasury shares and/or units issued to or held by the Company) (referred to in this proxy statement as the “Share Increase”).

If any common shares covered by an award under the 2016 Plan are forfeited or if any such award otherwise terminates, expires unexercised or is cancelled, such common shares shall again become shares with respect to which awards can be made under the 2016 Plan. Common shares issued under the 2016 Plan may be either newly issued common shares or common shares that have been reacquired by the Company. In addition, shares that are canceled, tendered or withheld in payment of all or part of the exercise price of an award or in satisfaction of withholding tax obligations, and shares that are reacquired with cash tendered in payment of the exercise price of an award, will be included in or added to the number of shares available for grant under the 2016 Plan. Common shares issued by the Company as substitute awards granted solely in connection with the assumption of outstanding awards previously granted by a company acquired by the Company, or with which the Company combines (referred to in this proxy statement as “Substitute Awards”), do not reduce the number of shares available for awards under the 2016 Plan.

In addition, the 2016 Plan imposes individual limitations on the amount of certain awards in order to comply with Section 162(m) of the Code. Under these limitations, no single participant may receive options or stock appreciation rights (referred to in this proxy statement as “SARs”) in any calendar year that, taken together, relate to more than 500,000 common shares, subject to adjustment in certain circumstances. This grant limitation has been established based on both the current authorized grant level under the 2016 Plan’s terms and the Company’s expectation that the number of common shares that may be authorized under the 2016 Plan’s terms may increase substantially over the next several years. In addition, the maximum number of common shares that may be issued by options intended to be incentive stock options will be limited to 57,870 shares, during the life of the 2016 Plan.

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With certain limitations, awards made under the 2016 Plan shall be adjusted by the Management, Organization and Compensation Committee of the Board (referred to in this proxy statement as the “Committee”) to prevent dilution or enlargement of benefits or potential benefits intended to be made available under the 2016 Plan in the event of any stock dividend, reorganization, recapitalization, stock split, combination, merger, consolidation, change in laws, regulations or accounting principles or other items of an unusual nature or of infrequency of occurrence or non-recurring items which are reported in the Company’s income statement in the annual report to shareholders for the applicable year affecting the Company.

Eligibility and Administration. Current and prospective officers, employees and trustees of, and consultants to, the Company or its subsidiaries or affiliates are eligible to be granted awards under the 2016 Plan. The Committee will administer the 2016 Plan, except with respect to awards to non-employee Trustees, for which the 2016 Plan will be administered by the Board. Subject to the terms of the 2016 Plan, the Committee is authorized to select participants, determine the type and number of awards to be granted, determine and later amend (subject to certain limitations) the terms and conditions of any award, interpret and specify the rules and regulations relating to the 2016 Plan, and make all other determinations which may be necessary or desirable for the administration of the 2016 Plan.

Stock Options and Stock Appreciation Rights. The Committee is authorized to grant stock options, including both incentive stock options, which can be granted to employees and result in potentially favorable tax treatment to the participant, and non-qualified stock options. The Committee may specify the terms of such grants subject to the terms of the 2016 Plan. The Committee is also authorized to grant SARs, either with or without a related option. The exercise price per share subject to an option is determined by the Committee, but may not be less than the fair market value of a common share on the date of the grant, except in the case of Substitute Awards. The maximum term of each option or SAR, the times at which each option or SAR will be exercisable, and the provisions requiring forfeiture of unexercised options at or following termination of employment generally are fixed by the Committee, except that no option or SAR relating to an option may have a term exceeding 10 years. Incentive stock options that are granted to holders of more than 10% of the Company’s voting securities are subject to certain additional restrictions, including a five-year maximum term and a minimum exercise price of 110% of fair market value.

A stock option or SAR may be exercised in whole or in part at any time, with respect to whole shares only, within the period permitted thereunder for the exercise thereof. Stock options and SARs will be exercised by written notice of intent to exercise the stock option or SAR and, with respect to options, payment in full to the Company of the amount of the option price for the number of shares with respect to which the option is then being exercised.

Payment of the option price must be made in cash or cash equivalents, or, at the discretion of the Committee, (i) by transfer, either actually or by attestation, to the Company of shares that have been held by the participant for at least six months (or such lesser period as may be permitted by the Committee) which have a fair market value on the date of exercise equal to the option price, together with any applicable withholding taxes, or (ii) by a combination of such cash or cash equivalents and such shares. In addition, if permitted by the Committee in its sole discretion, payment may also be made in whole or in part in the form of an option to acquire shares or in the form of another award (based, in each case, on the fair market value of such option or award on the date the option is exercised). Subject to applicable securities laws, an option may also be exercised by delivering a notice of exercise and simultaneously selling the shares thereby acquired, pursuant to a brokerage or similar agreement approved in advance by proper officers of the Company, using the proceeds of such sale as payment of the option price, together with any applicable withholding taxes. Until the participant has been issued the shares subject to such exercise, he or she shall possess no rights as a shareholder with respect to such shares. Subject to certain exceptions for non-qualified stock options, options are generally not transferable other than by will or the laws of descent or distribution.

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Restricted Common Shares and Restricted Common Share Units. The Committee is authorized to grant restricted common shares and restricted common share units. Restricted common shares are common shares subject to transfer restrictions as well as forfeiture upon certain terminations of employment prior to the end of a restricted period or other conditions specified by the Committee in the award agreement. Restricted shares are also subject to restrictions on voting rights and receipt of dividends. None of the restricted common shares may be transferred, encumbered or disposed of during the restricted period or until after fulfillment of the restrictive conditions.

Each restricted common share unit has a value equal to the fair market value of a common share on the date of grant. The Committee determines, in its sole discretion, the restrictions applicable to the restricted common share units. A participant may be credited with dividend equivalents on any vested restricted common share units at the time of any payment of dividends to shareholders on common shares. Except as determined otherwise by the Committee, restricted common share units may not be transferred, encumbered or disposed of, and such units shall terminate, without further obligation on the part of the Company, unless the participant remains in continuous employment of the Company for the restricted period and any other restrictive conditions relating to the restricted share units are met.

Restricted Unit Award. The Committee is authorized to grant units in the Operating Partnership, subject to the terms of the limited partnership agreement that will govern the Operating Partnership. The units would be represented by a restricted unit award agreement. A participant who receives a restricted unit award agreement has immediate rights of ownership in the units underlying the award, but such units are subject to restrictions in accordance with the terms and provisions of the 2016 Plan and will be subject to restrictions in accordance with the terms of the limited partnership agreement that will govern the Operating Partnership and may be subject to additional restrictions in accordance with the terms of a restricted unit award agreement, including provisions causing the units to be subject to forfeiture by the individual until the earlier of (a) the time such restrictions lapse or are satisfied, or (b) the time such shares are forfeited, pursuant to the terms and provisions of any award agreement pertaining to the award.

Performance Awards. A performance award consists of a right that is denominated in cash or common shares, valued in accordance with the achievement of certain performance goals during certain performance periods as established by the Committee, and payable at such time and in such form as the Committee shall determine. Performance awards may be paid in a lump sum or in installments following the close of a performance period or on a deferred basis, as determined by the Committee. Termination of employment prior to the end of any performance period, other than for reasons of death or total disability, will result in the forfeiture of the performance award. A participant’s rights to any performance award may not be transferred, encumbered or disposed of in any manner, except by will or the laws of descent and distribution or as the Committee may otherwise determine.

Performance awards are subject to certain specific terms and conditions under the 2016 Plan. Unless otherwise expressly stated in the relevant award agreement, each award granted to a Covered Officer (as defined in Section 162(m)) under the 2016 Plan is intended to be performance-based compensation within the meaning of Section 162(m). Performance goals for Covered Officers will be limited to one or more of the following financial performance measures relating to the Company or any of its subsidiaries, operating units, business segments or divisions:

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●	earnings before interest, taxes, depreciation and/or amortization;

●	operating income or profit;

●	operating efficiencies;

●	return on equity, assets, capital, capital employed or investment;

●	net income;

●	earnings per share;

●	utilization;

●	net investment income;

●	gross profit;

●	loan loss ratios;

●	stock price or total shareholder return;

●	net asset growth;

●	debt reduction;

●	funds from operations;

●	funds from operations per share;

●	strategic business objectives, consisting of one or more objectives based on meeting specified cost targets, business expansion goals, and goals relating to acquisitions or divestitures;

●	property acquisitions;

●	corporate acquisitions and mergers;

●	equity offerings; or

●	any combination thereof.

Each goal may be expressed on an absolute and/or relative basis, may be based on or otherwise employ comparisons based on internal targets, the past performance of the Company or any subsidiary, operating unit or division of the Company and/or the past or current performance of other companies, and in the case of earnings-based measures, may use or employ comparisons relating to capital, shareholders’ stock and/or shares outstanding, or to assets or net assets. The Committee may appropriately adjust any evaluation of performance under criteria set forth in the 2016 Plan to exclude any of the following events that occurs during a performance period:

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●	asset write-downs;

●	litigation or claim judgments or settlements;

●	the effect of changes in tax law, accounting principles or other such laws or provisions affecting reported results;

●	accruals for reorganization and restructuring programs; and

●	items of an unusual nature or infrequency of occurrence or non-recurring items which are reported in the Company’s income statement in the annual report to shareholders for the applicable year.

To the extent necessary to comply with Section 162(m) of the Code, with respect to grants of performance awards, no later than 90 days following the commencement of each performance period (or other time required or permitted by Section 162(m)), the Committee will, in writing, (1) select the performance goal or goals applicable to the performance period, (2) establish the various targets and bonus amounts which may be earned for such performance period, and (3) specify the relationship between performance goals and targets and the amounts to be earned by each “covered employee” (within the meaning of Section 162(m) of the Code) for such performance period. Following the completion of each performance period, the Committee will approve in the minutes of a Committee meeting whether the applicable performance targets have been achieved and the amounts, if any, payable to the “covered employees” and non-covered employees for such performance period. In determining the amount earned by a covered employee for a given performance period, subject to any applicable award agreement, the Committee shall have the right to reduce (but not increase) the amount payable at a given level of performance to take into account additional factors that the Committee may deem relevant to the assessment of individual or corporate performance for the performance period. With respect to any participant, the maximum annual number of shares in respect of which all performance awards may be granted under the 2016 Plan is 500,000 and the maximum annual amount of all performance awards that are settled in cash is $5,000,000. This grant limitation has been established based on both the current authorized grant level under the 2016 Plan’s terms and the Company’s expectation that the number of common shares that may be authorized under the 2016 Plan’s terms may increase substantially over the next several years.

Other Share-Based Awards. The Committee is authorized to grant any other type of awards that are denominated or payable in, valued by reference to, or otherwise based on or related to the common shares. The Committee will determine the terms and conditions of such awards, consistent with the terms of the 2016 Plan.

Non-Employee Trustee Awards. Subject to applicable legal requirements, the Board may provide that all or a portion of a non-employee trustee’s annual retainer and/or retainer fees or other awards or compensation as determined by the Board be payable in non-qualified stock options, restricted shares, restricted share units and/or other share-based awards, including unrestricted shares, either automatically or at the option of the non-employee trustees. The Board will determine the terms and conditions of any such awards, including those that apply upon the termination of a non-employee trustee’s service as a member of the Board. Non-employee trustees are also eligible to receive other awards pursuant to the terms of the 2016 Plan, including options and SARs, restricted shares and restricted share units, and other share-based awards upon such terms as the Committee may determine; provided, however, that with respect to awards made to members of the Committee, the 2016 Plan will be administered by the Board.

Termination of Employment. The Committee will determine the terms and conditions that apply to any award upon the termination of employment with the Company, its subsidiaries and affiliates, and provide the terms in the applicable award agreement or in its rules or regulations.

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Change in Control. The Committee may specify in the applicable award agreement at or after grant, or otherwise by resolution prior to a Change in Control (as described below), that all or a portion of the outstanding awards under the 2016 Plan shall vest, become immediately exercisable or payable and have all restrictions lifted upon a Change in Control. As defined in the 2016 Plan, a Change in Control would generally include the following events:

●	Any person, or group, other than the Company or one of its subsidiaries, becomes the beneficial owner of more than 35% of the combined voting power of the then outstanding securities of the Company (other than as a result of an issuance of securities initiated by the Company in the ordinary course of business).

●	In connection with a merger, tender offer or other business combination, less than a majority of the combined voting power of the then outstanding securities of the Company after such transaction are held in the aggregate by the holders of the Company’s securities immediately prior to such transaction.

●	A complete liquidation or dissolution of the Company.

●	The sale or other disposition of all or substantially all of the assets of the Company to any person (other than a transfer to a subsidiary).

●	During any period of two consecutive years, individuals who at the beginning of the two year period constitute the Board cease for any reason to constitute at least a majority thereof, unless the election, or the nomination for election by the Company’s shareholders, of each trustee of the Company first elected during such period was approved by a vote of at least two-thirds (2/3rds) of the trustees of the Company then still in office and such trustees were in office before the two year period and otherwise not put in office in connection with any event listed above.

●	With respect to Award Agreements for the chief executive officer and others officers designated by the Committee, a termination of the chief executive officer without cause, excluding non-appealable determinations by a court of law for fraud, gross negligence, or willful neglect, which would be considered termination for cause.

Amendment and Termination. The Board may amend, alter or suspend the 2016 Plan or any portion of the 2016 Plan at any time, provided that no such amendment, alteration or suspension shall be made without shareholder approval if (a) such approval is necessary to comply with any tax or regulatory requirement for which or with which the Board deems it necessary or desirable to comply or (b) such amendment, alteration or suspension constitutes a material revision to the 2016 Plan. Among other things, a material revision includes:

●	a material increase in the number of shares subject to the 2016 Plan (other than the Share Increase);

●	an expansion of the types of awards under the 2016 Plan;

●	a material expansion of the class of employees, trustees or other participants eligible to participate in the 2016 Plan;

●	a material extension of the term of the 2016 Plan; and

●	a material change to the method of determining option price under the 2016 Plan.

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A material revision does not include any revision that curtails rather than expands the scope of the 2016 Plan. Subject to certain restrictions in the 2016 Plan, the Committee may waive any conditions or rights under, amend any terms of, or alter, suspend, discontinue, cancel or terminate any award, either prospectively or retroactively. The Committee does not have the power, however, to amend the terms of previously granted options to reduce the exercise price per share subject to such option or to cancel such options and grant substitute options with a lower exercise price per share than the cancelled options. The Committee also may not materially and adversely affect the rights of any award holder without the award holder’s consent.

Other Terms of Awards. The Company may take action, including the withholding of amounts from any award made under the 2016 Plan, to satisfy withholding and other tax obligations. The Committee may provide for additional cash payments to participants to defray any tax arising from the grant, vesting, exercise or payment of any award.

Effective Date. The 2016 Plan will be effective upon approval by the shareholders at the Annual Meeting and will remain effective for ten (10) years at which time it will be presented to the shareholders for renewal.

Certain Federal Income Tax Consequences. The following is a brief description of the Federal income tax consequences generally arising with respect to awards under the 2016 Plan.

Tax consequences to the Company and to participants receiving awards will vary with the type of award. Generally, a participant will not recognize income, and the Company is not entitled to take a deduction, upon the grant of an incentive stock option, a nonqualified option, a SAR or a restricted share award. Incentive stock options may be granted to participants who are employees. A participant will not have taxable income upon exercising an incentive stock option (except that the alternative minimum tax may apply). Upon exercising an option other than an incentive stock option, the participant must generally recognize ordinary income equal to the difference between the exercise price and fair market value of the freely transferable and non-forfeitable common shares acquired on the date of exercise.

If a participant sells common shares acquired upon exercise of an incentive stock option before the end of two years from the date of grant and one year from the date of exercise, the participant must generally recognize ordinary income equal to the difference between (i) the fair market value of the common shares at the date of exercise of the incentive stock option (or, if less, the amount realized upon the disposition of the incentive stock option shares), and (ii) the exercise price. Otherwise, a participant’s disposition of common shares acquired upon the exercise of an option (including an incentive stock option for which the incentive stock option holding period is met) generally will result in short-term or long-term capital gain or loss measured by the difference between the sale price and the participant’s tax basis in such shares (the tax basis generally being the exercise price plus any amount previously recognized as ordinary income in connection with the exercise of the option).

The Company generally will be entitled to a tax deduction equal to the amount recognized as ordinary income by the participant in connection with an option. The Company generally is not entitled to a tax deduction relating to amounts that represent a capital gain to a participant. Accordingly, the Company will not be entitled to any tax deduction with respect to an incentive stock option if the participant holds the common shares for the incentive stock option holding periods prior to disposition of the shares.

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Similarly, the exercise of an SAR will result in ordinary income on the value of the stock appreciation right to the individual at the time of exercise. The Company will be allowed a deduction for the amount of ordinary income recognized by a participant with respect to an SAR. Upon a grant of restricted shares, the participant will recognize ordinary income on the fair market value of the common shares at the time restricted shares vest unless a participant makes an election under Section 83(b) of the Code to be taxed at the time of grant. The participant also is subject to capital gains treatment on the subsequent sale of any common shares acquired through the exercise of an SAR or restricted share award. For this purpose, the participant’s basis in the common shares is its fair market value at the time the SAR is exercised or the restricted share becomes vested (or is granted, if an election under Section 83(b) is made). Payments made under performance awards are taxable as ordinary income at the time an individual attains the performance goals and the payments are made available to, and are transferable by, the participant.

Restricted unit awards consisting of operating partnership units that constitute “profits interests” within the meaning of the Code and published IRS guidance generally will not be taxed to the recipient at the time of grant. Instead, such units generally will be taxed upon their disposition. Generally, under such circumstances, no deduction is available to the Company or the Operating Partnership upon the grant, vesting or disposition of the units. Alternatively, restricted unit awards consisting of operating partnership units that do not constitute “profits interests” within the meaning of the Code and IRS guidance generally will be taxed to the recipient at the time of grant based on the difference in the value of the unit on the date of grant and the amount paid for such unit by the recipient. Any amount included in the taxable income of the recipient of the unit upon the grant should result in a corresponding deduction to the Company or the Operating Partnership. Recipients of operating partnership units will be required to report on their income tax returns their allocable shares of the Operating Partnership’s income, gain, loss, deduction, and credit, regardless of whether the Operating Partnership makes a distribution of cash to such recipients. Further, distributions of cash from the Operating Partnership to recipients of units may be taxable to the recipient to the extent that such amounts received exceed the basis in their units.

Section 162(m) of the Code generally disallows a public company’s tax deduction for compensation paid in excess of $1 million in any tax year to its four most highly compensated executives. However, compensation that qualifies as “performance-based compensation” is excluded from this $1 million deduction limit and therefore remains fully deductible by the company that pays it. The Company intends that (i) performance awards and (ii) options granted (a) with an exercise price at least equal to 100% of fair market value of the underlying common shares at the date of grant and (b) to employees the Committee expects to be named executive officers at the time a deduction arises in connection with such awards, qualify as “performance-based compensation” so that these awards will not be subject to the Section 162(m) deduction limitations.

Section 409A of the Code generally provides that any non-qualified deferred compensation arrangement which does not meet specific requirements regarding (i) timing of payouts, (ii) advance election of deferrals or (iii) restrictions on acceleration of payouts will result in immediate taxation of any amounts deferred to the extent not subject to a substantial risk of forfeiture. Failure to comply with Section 409A of the Code may result in the early taxation (plus interest) to the holder of the deferred compensation and the imposition of a 20% penalty on the holder on such deferred amounts included in the holder’s income. In general, to avoid a violation of Section 409A of the Code, nonqualified deferred compensation amounts may only be paid out on a separation from service, disability, death, change-in-control, an unforeseen emergency (other than death) or a specified time (all as defined under Section 409A of the Code). Furthermore, an election to defer compensation must be made in the calendar year prior to performance of services, and any provision for accelerated payout other than for the reasons specified above may cause the amounts deferred to be subject to early taxation and the imposition of the excise tax. It is our intention that no award under the 2016 Plan be “deferred compensation” subject to Section 409A of the Code unless and to the extent that the Committee determines otherwise. The terms and conditions governing any awards that the Committee determines will be subject to Section 409A of the Code will be set forth in an award agreement that will be drafted with the intent to comply with Section 409A of the Code.

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The 2016 Plan is not qualified under Section 401(a) of the Code.

The foregoing discussion is general in nature and is not intended to be a complete description of the Federal income tax consequences of the 2016 Plan. This discussion does not address the effects of other Federal taxes or taxes imposed under state, local or foreign tax laws. Participants in the 2016 Plan are urged to consult a tax advisor as to the tax consequences of participation.

The 2016 Plan is not intended to be a “qualified plan” under Section 401(a) of the Code.

Principal Reasons to Approve the Proposed Plan

Our Board believes the 2016 Plan will enhance our ability to attract, motivate, reward, and retain the services of officers, employees, Trustees and consultants. Our ability to attract and retain experienced and talented people is imperative to the success of the Company. Further, the 2016 Plan is designed to increase the interest of our officers, employees, Trustees and consultants in the Company’s welfare by giving such individuals a direct stake in the Company’s success.

New Plan Benefits

At this time, we cannot definitively determine the benefits or number of shares subject to awards that may be granted in the future to eligible participants under the 2016 Plan because the grant of awards and terms of such awards are to be determined in the sole discretion of the Committee.

Recommendation of the Board of Trustees

The Board of Trustees recommends that the shareholders vote FOR the approval of the 2016 Equity Plan.

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PROPOSAL NO. 4 — ADVISORY APPROVAL OF EXECUTIVE COMPENSATION

The Dodd-Frank Act requires that we seek a non-binding, advisory vote from our shareholders to approve the compensation awarded to our named executive officers as disclosed in this proxy statement (a so-called “say-on-pay” vote), as well as a non-binding advisory vote with respect to whether future say-on-pay votes will be held every one, two or three years, which is the subject of Proposal No. 5.

The advisory vote on executive compensation is a non-binding vote on the compensation of the our “named executive officers,” as described in the Compensation Discussion and Analysis section, the tabular disclosure regarding such compensation, and the accompanying narrative disclosure, set forth in this proxy statement. The advisory vote on executive compensation is not a vote on the our general compensation policies, compensation of the Board, or our compensation policies as they relate to risk management. The Dodd-Frank Act requires us to hold the advisory vote on executive compensation at least once every three years.

Advisory approval of executive compensation requires a majority of our voting shares represented in person or by proxy at the Annual Meeting. Although the advisory vote is non-binding, the Board and the Management, Organization and Compensation Committee will review the results of the vote and will consider our shareholders’ views and take them into account in future determinations concerning our executive compensation programs. A proposal in the form of the following resolution will be submitted for a non-binding, advisory vote at the Annual Meeting:

“RESOLVED, that, subject to fiduciary duties under applicable law, the shareholders of the Company vote in favor of a non-binding, advisory vote approving the compensation of the Company’s named executive officers.”

Recommendation of the Board of Trustees

The Board of Trustees recommends that the shareholders vote FOR the approval of the compensation of the Company’s named executive officers as described in this proxy.

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PROPOSAL NO. 5 – ADVISORY RECOMMENDATION ON THE FREQUENCY OF FUTURE VOTES ON EXECUTIVE COMPENSATION

We are also required by the Dodd-Frank Act to provide shareholders with a separate non-binding, advisory vote for the purpose of asking shareholders to express their preference for the frequency of future say-on-pay votes. Shareholders may indicate whether they would prefer an advisory vote on executive compensation once every one, two or three years. We are required to solicit shareholder votes on the frequency of future say-on-pay proposals at least once every six years, although we may seek shareholder input more frequently.

Our shareholders will have the following three options to choose from: (1) every year (“EVERY YEAR” on the proxy card), (2) every two years (“EVERY TWO YEARS” on the proxy card) or (3) every three years (“EVERY THREE YEARS” on the proxy card). In addition, shareholders may choose to abstain from voting on this proposal.

By selecting one of these alternatives, shareholders are voting to approve the selected alternative (or abstain from this vote), and are not voting to approve or disapprove our recommendation. The vote is advisory, and therefore not binding on the Company, the Management, Organization and Compensation Committee or our Board. However, our Board and our Management, Organization and Compensation Committee value the opinions of our shareholders and will take into account the outcome of the vote when considering the frequency of holding future advisory votes on the compensation of our named executive officers.

Our Board believes that, of the three choices, submitting a non-binding, advisory say-on-pay resolution to shareholders every three years is preferable based on a number of considerations, including: (1) the three-year period provides the shareholders sufficient time to evaluate the effectiveness of our executive compensation program, any changes made to the program and our related performance; (2) the three-year period allows us adequate time to consider the results of the vote, engage the shareholders to understand the vote results and to implement any desired changes to our executive compensation program that the Management, Organization and Compensation Committee deems advisable, and (3) votes every three years aligns with the anticipated multi-year vesting schedules for equity awards granted to our executive officers, which are designed to incentivize and reward executives for maximizing our longer-term performance.

The votes that are the subject of this proposal are all non-binding, advisory votes, and therefore will not have any binding legal effect on Paragon or our Board. However, our Board does intend to take the results of the vote on this proposal into account in its decision regarding the frequency with which Paragon submits say-on-pay proposals in the future. Abstentions and broker non-votes will have no effect on this Proposal No. 5. If you sign and submit your proxy card without marking your voting instructions, your shares will be voted for frequency of “EVERY THREE YEARS”.

Recommendation of the Board of Directors

The Board of Trustees recommends that the shareholders vote FOR a frequency of “EVERY THREE YEARS” for the frequency of future advisory votes on executive compensation.

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AUDIT COMMITTEE REPORT

The Audit Committee assists the Board in overseeing matters relating to our accounting and financial reporting practices, the adequacy of our internal controls and the quality and integrity of our financial statements, and is responsible for selecting and retaining the independent auditors. Our management is responsible for preparing our financial statements, and the independent auditors are responsible for auditing those financial statements. The Audit Committee does not provide any expert or special assurance as to our financial statements or any professional certification as to the independent auditors’ work. The Audit Committee met four (4) times during the year ended December 31, 2015.

In fulfilling its oversight responsibilities, the Audit Committee reviewed our audited financial statements as of and for the year ended December 31, 2015, and discussed them with management and Boulay PLLP, our independent accounting firm. The Audit Committee discussed and reviewed with Boulay PLLP all matters required to be discussed by the Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1, AU Section 380), as adopted by the Public Company Accounting Oversight Board (the “PCAOB”) on Rule 3200T.

The Audit Committee has received the written disclosures and the letter from Boulay PLLP LLC required by the applicable requirements of the PCAOB regarding communications with the Audit Committee concerning independence and has discussed with Boulay PLLP its independence from us and our management.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board that our audited financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2015.

Paragon Real Estate Equity and Investment Trust
Audit Committee

/s/ Michael T. Oliver, Chairman
/s/ Daryl J. Carter
/s/ Daniel G. DeVos
/s/ Paul T. Lambert

This report of the Audit Committee shall not be deemed “soliciting material” or to be “filed” with the SEC or subject to Regulation 14A or 14C or to the liabilities of Section 18 of the Exchange Act, except to the extent that we specifically request that the information be treated as soliciting material or specifically incorporate by reference into a document filed under the Securities Act of 1933, as amended, or the Exchange Act.

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PRINCIPAL ACCOUNTING FIRM FEES AND SERVICES

The aggregate fees billed by the principal independent registered public accounting firm (Boulay PLLP) to the Company for the fiscal years ended December 31, 2015 and 2014 are as follows:

Category	Year	Fees	% Approved by Audit Committee

Audit Fees (1)	2015	$19,910	100%
	2014	$25,600	100%

Audit-Related Fees	2015	$—
	2014	$—

Tax Fees (2)	2015	$1,650	100%
	2014	$1,800	100%

All Other Fees	2015	$—
	2014	$—

(1)	Audit fees include audits and reviews of required SEC filings.

(2)	Tax fees include the preparation of the Federal tax return.

Pre-Approval Policies and Procedures

Before the independent auditors are engaged by Paragon to render audit or permissible non-audit services, the Audit Committee approves the engagement. The Audit Committee also reviews the scope of any audit and other assignments given to our auditors to assess whether such assignments would affect their independence. The Audit Committee approved the payment by us of all fees billed to us by Boulay PLLP in 2015 and 2014.

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COMPENSATION DISCUSSION AND ANALYSIS

The Management, Organization and Compensation Committee administers the compensation program for the executive officers. The Committee is responsible for reviewing and recommending our compensation and employee benefit policies to the Board for its approval and implementation. The Committee reviews and recommends to the Board for approval the compensation for our Chief Executive Officer, including salaries, bonuses and grants of awards under our equity incentive plans. The Committee and the Board review and act upon proposals by non-interested management to determine the compensation to other executive officers. The Committee, among other things, reviews and recommends to the Board employees to whom awards will be made under our equity incentive plans, determines the number of options to be awarded, and the time, manner of exercise and other terms of the awards.

The intent of the compensation program is to align the executive’s interests with that of our shareholders, while providing incentives and competitive compensation for implementing and accomplishing our short-term and long-term strategic and operational goals and objectives.

Compensation of Named Executive Officers

Because the Company has not had substantial operations, James C. Mastandrea did not receive any compensation for serving as our Chief Executive Officer, President and Chairman during the years ended December 31, 2015 and December 31, 2014. John J. Dee did not receive any compensation for serving as our Senior Vice President and Chief Financial Officer during the years ended December 31, 2015 and December 31, 2014. There were no other officers or employees of the Company in the past two fiscal years.

Outstanding Equity Awards at Fiscal Year End

The following table sets forth the status of equity awards as of December 31, 2015:

	Underlying	Underlying			Units of	Units of	or Other
	Unexercised	Unexercised	Option	Option	Stock That	Stock That	Rights That
	Options	Options	Exercise	Expiration	Have Not	Have Not	Have Not
Name	Exercisable	Unexercisable	Price	Date	Vested	Vested	Vested

James C. Mastandrea Chief Executive Officer, President and Chairman	--	--	--	--	2,000 (1)	$2,800.00	(2)

John J. Dee Senior Vice President and Chief Financial Officer	--	--	--	--	2,000 (1)	$2,800.00	(2)

(1)	Represents restricted common shares issued January 2, 2004. Half of the restricted shares vested on the fifth anniversary of the issuance date. The remaining half will vest when funds from operations has doubled or when Paragon’s share price is 50% higher compared to the average trading price for the five days preceding the grant date.

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(2)	In June 2003, our shareholders approved an agreement to issue additional common shares to Paragon Real Estate Development, LLC of which Mr. Mastandrea is the managing member and Mr. Dee is a member. In September 2006, Paragon amended this agreement to include each of the Trustees so that if a Trustee brings a new transaction to Paragon, he would receive additional common shares of Paragon in accordance with a formula in the agreement. In January 2016, the non-employee Trustees and Mr. Mastandrea agreed to make this agreement for only non-employee Trustees. This agreement is intended to serve as an incentive for the Trustees to increase the asset base, net operating income, funds from operations, and share value of Paragon. The exact number of common shares that would be issued will be calculated in accordance with a formula in the agreement based on future acquisition, development or redevelopment transactions. Any of these transactions would be subject to approval by the members of our Board who are not receiving the additional common shares. We would issue our common shares only upon the closing of the transaction. The maximum number of common shares to be issued under the agreement is limited to a total value of $26 million based on the average closing price of our common shares for 30 calendar days preceding the closing of the transaction. The common shares will be restricted until we achieve the five-year pro forma income target for the acquisition, as approved by the Board, and an increase of 5% in Paragon’s net operating income and funds from operations. The restricted shares would vest immediately upon any “shift in ownership,” as defined in the agreement.

Option Value at Fiscal Year End

No named executive officer holds options.

Employment Agreements

On April 3, 2006, the Board authorized modifications to the employment agreement of Mr. Mastandrea. The modification agreement allows Mr. Mastandrea to devote time to other business and personal investments while performing his duties for Paragon. The original employment agreement with Mr. Mastandrea provides for an annual salary of $60,000 effective as of March 4, 2003. The initial term of Mr. Mastandrea’s employment is for two years and may be extended for terms of one year. Mr. Mastandrea’s base annual salary may be adjusted from time to time, except that the adjustment may not be lower than the preceding year’s base salary. The employment agreement provides that Mr. Mastandrea will be entitled to base salary and bonus at the rate in effect before any termination for a period of three years in the event that his employment is terminated without cause by us or for good reason by Mr. Mastandrea. Effective September 29, 2006, in lieu of an annual salary of $100,000, Mr. Mastandrea received 44,444 Preferred C Shares for his services as an officer of Paragon through September 29, 2008. This agreement was amended to extend the service period and vesting period restriction dates to September 30, 2016, though the shares were fully amortized by the original date in 2008.

Effective June 30, 2003, we issued 696,078 preferred shares valued at approximately $2.4 million to Messrs. Mastandrea and Dee pursuant to separate restricted share agreements. On June 30, 2003, 534,668 preferred shares were converted at a factor of 0.305 into 163,116 common shares. Under the restricted share agreement for each of Mr. Mastandrea and Mr. Dee, the restricted shares vest upon the later of the following dates:

●	the date our gross assets exceed $50.0 million, or

●	50% of the restricted shares on March 4, 2004; 25% of the shares on March 4, 2005; and the remaining 25% of the shares on March 4, 2006.

The number of common shares and the conversion factor have been revised to reflect the 1-for-75 reverse split of the common shares that occurred in July 2006.

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Equity Compensation Plan Information

Equity Compensation Plans Approved/ Not Approved by Security Holders	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted- average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders

2004 Share Option Plan
Restricted common shares	5,333	$—
Options for common shares	667	$33.75
	6,000	$3.75	28,665

Equity compensation plans not approved by security holders
Common shares	6,667	$—

	6,667	$—	—

Total all plans – Common shares	12,667	$1.78	28,665

In June 2003, our shareholders approved an agreement to issue additional common shares to Paragon Real Estate Development, LLC of which Mr. Mastandrea is the managing member and Mr. Dee is a member. In September 2006, Paragon amended this agreement to include each of the Trustees so that if a Trustee brings a new transaction to Paragon, he would receive additional common shares of Paragon in accordance with a formula in the agreement. In January 2016, the non-employee Trustees and Mr. Mastandrea agreed to make this agreement for only non-employee Trustees. The agreement is intended to serve as an incentive for our Trustees to increase the asset base, net operating income, funds from operations, and share value of Paragon. The exact number of common shares that would be issued will be calculated in accordance with a formula in the agreement based on future acquisition, development or redevelopment transactions. Any of these transactions would be subject to approval by the members of our Board who are not receiving the additional common shares. We would issue our common shares only upon the closing of a transaction. The maximum number of common shares to be issued under the agreement is limited to a total value of $26 million based on the average closing price of our common shares for 30 calendar days preceding the closing of any transaction. The common shares will be restricted until we achieve the five-year pro forma income target for the acquisition, as approved by the Board, and an increase of 5% in Paragon’s net operating income and funds from operations. The restricted shares would vest immediately upon any “shift in ownership,” as defined in the agreement. For any transaction brought to Paragon by Messrs. Mastandrea and Dee, Mr. Mastandrea would be allocated half of the common shares and Mr. Dee would be allocated the other half, and all of their common shares would be held by Paragon Real Estate Development, LLC for the benefit of its owners.

Since 2003, Mr. Mastandrea and the Trustees have provided substantial capital to maintain the ongoing operations of Paragon. The current ownership and future ownership is intended to represent these investments and commitment to the success of Paragon.

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BENEFICIAL HOLDINGS OF MAJOR SHAREHOLDERS, OFFICERS AND TRUSTEES

The following table includes certain information as of February 8, 2016 with respect to the beneficial ownership of our shares by: (i) each person known by us to own more than 5% in interest of the outstanding shares; (ii) each of the Trustees; (iii) each of our executive officers; and (iv) all of the Trustees and executive officers as a group. Except as otherwise noted, the person or entity named has sole voting and investment power over the shares indicated.

							Total Common Shares
	Common Shares (2)		Preferred A Shares (3)		Preferred C Shares (4)		and Preferred Shares (5)
Name and Address (1)	Number	Percent (6)	Number	Percent (6)	Number	Percent	Number	Percent (6)

James C. Mastandrea	215,496 (7)	47.6%	161,410 (17)	62.5%	56,944	23.3%	834,166 (19)	77.9%
Paragon Real Estate	163,117 (8)	40.3%	161,410 (17)	62.5%	—	—	212,347 (20)	46.7%
Development, LLC
Paul T. Lambert	83,248 (9)	18.7%	—	—	62,500	25.6%	708,248 (21)	66.2%
John J. Dee	17,842 (10)	4.3%	— (18)	—	12,500	5.1%	142,842 (22)	26.3%
Daryl J. Carter	24,494 (11)	5.7%	—	—	37,500	15.3%	399,494 (23)	49.8%
Daniel G. DeVos	39,205 (12)	8.9%	—	—	62,500	25.6%	664,205 (24)	62.2%
Michael T. Oliver	—	—	—	—	12,500	5.1%	125,000 (25)	23.6%

Timothy D. O’Donnell 90 Broad Street New York, NY 10004	32,207 (13)	8.0%	—	—	—	—	32,207	1.1%

Mark Schurgin 9841 Airport Boulevard Los Angeles, CA 90045	76,597 (14)	18.9%	—	—	—	—	76,597	2.7%

All trustees and current executive officers as a group (15)	380,285 (16)	67.1%	161,410	62.5%	244,444	100.0%	2,873,955 (26)	93.9%

(1)	Unless otherwise indicated, the address of all beneficial owners is our corporate address at 10011 Valley Forge Drive, Houston, Texas 77042.

(2)	Percentages based on 405,096 common shares outstanding, not including 38,130 shares held in treasury. For each individual trustee and executive officer, also includes common shares he has the right to acquire through share options and convertible notes payable. The options that are currently exercisable as of March 31, 2016 for all named persons is 667, and the common shares issuable upon conversion of notes payable as of March 31, 2016 for all named persons is 154,007. Percentages also include 6,667 restricted shares issuable to an independent third party that Mr. Mastandrea has the right to vote.

(3)	Percentages based on 258,236 Preferred A Shares outstanding as of February 8, 2016, which convert to 53,683 common shares as follows: 161,410 Preferred A Shares are each convertible into 0.305 common shares and 96,826 Preferred A Shares are each convertible into 0.046 common shares.

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(4)	Percentages based on 244,444 Preferred C Shares outstanding as of February 8, 2016, which convert to 2,444,440 common shares. Each preferred C share is convertible into 10 common shares.

(5)	Percentages based on 405,096 common shares outstanding, not including 38,130 shares held in treasury, and including 258,236 Preferred A Shares which convert to 53,683 common shares and 244,444 Preferred C Shares which convert to 2,444,440 common shares. For each individual trustee and executive officer, also includes common shares he has the right to acquire through share options that are currently exercisable as of March 31, 2016 and shares that are issuable upon conversion of notes payable as of March 31, 2016. Mr. Mastandrea’s percentage is calculated using a denominator that includes (i) 405,096 common shares, not including 38,130 shares held in treasury; (ii) 56,944 Preferred C Shares that convert to 569,440 common shares; and (iii) 161,410 Preferred A Shares that convert to 49,230 common shares; (iv) 6,667 restricted common shares issuable to an independent third party that Mr. Mastandrea has the right to vote; and (v) 40,666 common shares issuable upon conversion of notes payable due to Mr. Mastandrea.

(6)	The ownership percentages total more than 100% due to more than one person or entity being considered the beneficial owner of the same shares, in accordance with SEC regulations for this table.

(7)	Includes: (i) 6,667 restricted common shares issuable to an independent third party that Mr. Mastandrea has the right to vote; (ii) 163,117 common shares held by Paragon Real Estate Development, LLC, of which Mr. Mastandrea is the managing member; (iii) 2,000 common shares; (iv) 2,000 restricted common shares; (v) 1,046 common shares and (vi) 40,666 common shares issuable upon conversion of notes payable.

(8)	Mr. Mastandrea is the managing member of Paragon Real Estate Development, LLC and these shares are also included in Mr. Mastandrea’s common shares.

(9)	Includes: (i) 667 options; (ii) 5,930 common shares held by Lambert Equities II, LLC, of which Mr. Lambert is the controlling majority member and sole manager; (iii) 36,852 common shares; and (iv) 39,799 common shares issuable upon conversion of notes payable.

(10)	Includes: (i) 2,000 common shares (ii) 2,000 restricted commons shares and (iii) 13,842 common shares issuable upon conversion of notes payable. Does not include 163,117 common shares held by Paragon Real Estate Development, LLC, of which Mr. Dee is a member.

(11)	Includes: (i) 2,000 common shares and (ii) 22,494 common shares issuable upon conversion of notes payable.

(12)	Includes: (i) 2,000 common shares and (ii) 37,205 common shares issuable upon conversion of notes payable.

(13)	Based solely on a Schedule 13G filed by Mr. O’Donnell on February 2, 2016, which states that Mr. O’Donnell has sole voting and dispositive power with respect to 25,860 common shares and shared voting and dispositive power with respect to 6,347 common shares. The 6,347 common shares are owned by Mr. O’Donnell’s spouse, as to which he disclaims beneficial ownership.

(14)	Includes: 76,598 common shares. Based solely on information on the Form 4 filed on January 26, 2016 with the SEC by Mr. Schurgin.

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(15)	Includes six named persons.

(16)	Includes: (i) 6,667 restricted common shares issuable to an independent third party that Mr. Mastandrea has the right to vote; (ii) 163,117 common shares held by Paragon Real Estate Development, LLC, of which Mr. Mastandrea is the managing member; (iii) 4,000 common shares; (iv) 4,000 restricted common shares; (v) 667 options; (vi) 47,827 common shares; and (vii) 154,007 common shares issuable upon conversion of notes payable.

(17)	Represents shares held by Paragon Real Estate Development, LLC, of which Mr. Mastandrea is the managing member. Each preferred A share is convertible into 0.305 common shares.

(18)	Does not include 161,410 Preferred A Shares held by Paragon Real Estate Development, LLC, of which Mr. Dee is a member.

(19)	Includes: (i) 6,667 restricted common shares issuable to an independent third party that Mr. Mastandrea has the right to vote; (ii) 163,117 common shares held by Paragon Real Estate Development, LLC, of which Mr. Mastandrea is the managing member; (iii) 2,000 common shares; (iv) 2,000 restricted common shares; (v) 49,230 common shares issuable upon conversion of 161,410 Preferred A Shares held by Paragon Real Estate Development, LLC; (vi) 569,440 common shares issuable upon conversion of 56,944 Preferred C Shares; (vii) 40,666 common shares issuable upon conversion of notes payable; and (viii) 1,046 common shares.

(20)	Includes (i) 163,117 common shares and (ii) 49,230 common shares issuable upon conversion of 161,410 Preferred A Shares. These shares are also included in Mr. Mastandrea’s total shares.

(21)	Includes: (i) 667 options; (ii) 625,000 common shares issuable upon conversion of 62,500 Preferred C Shares; (iii) 39,799 common shares issuable upon conversion of notes payable; and (iv) 42,782 common shares.

(22)	Includes: (i) 2,000 common shares (ii) 2,000 restricted common shares; (iii) 125,000 common shares issuable upon conversion of 12,500 Preferred C Shares; and (iv) 13,842 common shares issuable upon conversion of notes payable. Does not include 163,117 common shares or 161,410 Preferred A Shares held by Paragon Real Estate Development, LLC, of which Mr. Dee is a member.

(23)	Includes: (i) 2,000 common shares; (ii) 375,000 common shares issuable upon conversion of 37,500 Preferred C Shares; and (iii) 22,494 common shares issuable upon conversion of notes payable.

(24)	Includes: (1) 2,000 common shares; (ii) 625,000 common shares issuable upon conversion of 62,500 Preferred C Shares; and (iii) 37,205 common shares issuable upon conversion of notes payable.

(25)	Includes: (i) 125,000 common shares issuable upon conversion of 12,500 Preferred C Shares.

(26)	Includes: (i) 6,667 restricted common shares issuable to an independent third party that Mr. Mastandrea has the right to vote; (ii) 163,117 common shares held by Paragon Real Estate Development, LLC, of which Mr. Mastandrea is the managing member; (iii) 4,000 common shares; (iv) 4,000 restricted common shares; (v) 667 options; (vi) 49,230 common shares issuable upon conversion of 161,410 Preferred A Shares held by Paragon Real Estate Development, LLC; (vii) 2,444,440 common shares issuable upon conversion of 244,444 Preferred C Shares; (viii) 154,007 common shares issuable upon conversion of notes payable and (ix) 47,827 common shares.

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Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires the Company’s officers, Trustees and persons who own more than 10% of our common shares to file reports of ownership and changes in ownership with the SEC. Officers, Trustees and greater than 10% shareholders are required by regulation to furnish us with copies of all Section 16(a) forms they file. Based solely on review of the copies of Form 4s filed by Trustees reporting share transactions, grants of restricted shares and options furnished to us, or written representations that no Annual Statements of Beneficial Ownership of Securities on Form 5 were required to be filed, we believe that for the fiscal year ended December 31, 2015, all Section 16(a) filing requirements applicable to our officers, Trustees and greater than 10% shareholders were complied with.

TRANSACTIONS WITH RELATED PERSONS

Under SEC rules, a related person transaction is any transaction or any currently proposed transaction in which the Company was or is to be a participant, the amount involved exceeds $120,000, and in which any related person had or will have a direct or indirect material interest. A “related person” is a director, officer, nominee for director or a more than 5% shareholder since the beginning of our last completed fiscal year, and their immediate family members.

Under our Declaration of Trust, we may enter into any contract or transaction with our Trustees, or between us and any other entity in which any Trustee is a trustee or director or has a material financial interest, provided that in the case of any such contract or transaction (1) the existence of the relationship is disclosed or known to the following: (a) the Board, and the Board shall approve or ratify the contract or transaction by the affirmative vote of a majority of disinterested trustees, even if the disinterested trustees constitute less than a quorum, or (b) the shareholders entitled to vote, and the contract or transaction is authorized, approved or ratified by a majority of the votes cast by the shareholders entitled to vote other than the votes of shares owned of record or beneficially by the interested party; or (2) the contract or transaction is fair and reasonable to us. Any Trustee who is a trustee or director of such other party or has such material financial interest may be counted in determining the existence of a quorum at any meeting of the Board considering such matter.

Issuance of Convertible Notes to Trustees

In November 2015, five Trustees of Paragon loaned funds to Paragon, each pursuant to a Convertible Note Purchase Agreement (the “Agreement”). Each Trustee loaned the following amounts, which can be converted into common shares of Paragon, as follows:

Trustee	Amount	Convertible into Common Shares
Daryl J. Carter	$28,888	21,703
Daniel G. DeVos	$47,780	35,897
Paul T. Lambert	$51,112	38,401
James C. Mastandrea	$52,224	39,236
John J. Dee	$17,776	13,355

The convertible notes were issued effective November 20, 2015, have a maturity date of three years, and accrue interest at 10% per annum.

The convertible notes can be called by Paragon after six months, at which time the noteholder can choose to receive either the amount of the note plus any accrued but unpaid interest or the number of common shares determined by dividing the amount of the note plus any accrued but unpaid interest by the conversion price of $1.331. The noteholder has the option at any time to convert the note plus any accrued but unpaid interest into common shares based on the conversion price of $1.331.

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In 2006, three Trustees, Messrs. Carter, DeVos and Lambert, contributed $500,000 cash in exchange for Preferred C Shares. Mr. Mastandrea received Preferred C Shares in lieu of his $100,000 annual salary for 2006 and 2007. Each of our Trustees received 12,500 Preferred C Shares in lieu of their annual Trustee fees in 2006 and 2007, including Messrs. Mastandrea and Dee.

ANNUAL REPORT ON FORM 10-K

The Company will send, without charge, a copy of its Annual Report on Form 10-K for the fiscal year ended December 31, 2015, including the financial statements and the financial statement schedules, as filed with the SEC, to any person whose proxy is being solicited, upon written request to John J. Dee, Senior Vice President and Chief Financial Officer, Paragon Real Estate Equity and Investment Trust, 10011 Valley Forge Drive, Houston, Texas 77042.

DELIVERY OF PROXY MATERIALS TO SHAREHOLDERS SHARING AN ADDRESS

To reduce the expenses of delivering duplicate proxy materials, we may take advantage of the SEC’s “householding” rules that permit us to deliver only one set of proxy materials to shareholders who share an address, unless otherwise requested. If you share an address with another shareholder and have received only one set of proxy materials, you may request a separate copy of these materials at no cost to you by contacting us at Paragon Real Estate Equity and Investment Trust, Attn.: John J. Dee, Senior Vice President and Chief Financial Officer, 10011 Valley Forge Drive, Houston, Texas 77042. For future annual meetings, you may request separate voting materials, or request that we send only one set of proxy materials to you if you are receiving multiple copies, by calling or writing to us at the phone number and address given above.

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SHAREHOLDER PROPOSALS FOR NEXT YEAR’S ANNUAL MEETING

Bylaw Provisions

Our Bylaws require that a shareholder’s proposal, to be considered timely noticed, must be received by the Corporate Secretary, John J. Dee, at the principal executive offices of the Company not less than 60 days nor more than 90 days before the one-year anniversary of the date on which the Company held the preceding year’s annual meeting. As a result, proposals submitted for our 2017 Annual Meeting in accordance with the provisions of our Bylaws must be received no earlier than December 23, 2016, and no later than the close of business on January 20, 2017, and must otherwise comply with the requirements of our Bylaws.

As set forth in our Bylaws, the shareholder’s notice shall set forth: (i) as to each person whom the shareholder proposes to nominate for election or reelection as a Trustee all information relating to such person that is required to be disclosed in solicitations of proxies for election of trustees, or is otherwise required, in each case pursuant to Regulation 14A under the Exchange Act, including such person’s written consent to being named in the proxy statement as a nominee and to serving as a Trustee if elected; (ii) as to any other business that the shareholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting, the reasons for conducting business at the meeting and any material interest in such business of the shareholder and of the beneficial owner, if any, on whose behalf the proposal is made; and (iii) as to the shareholder giving the notice and of the beneficial owner, if any, on whose behalf the proposal is made, (x) the name and address of the shareholder, as they appear on the Company’s books, and of the beneficial owner and (y) the number of each class of shares of the Company which is owned beneficially and of record by the shareholder and the beneficial owner.

Inclusion in Next Year’s Proxy Statement

A shareholder who wishes to present a proposal for inclusion in next year’s proxy statement pursuant to Rule 14a-8 under the Exchange Act must deliver the proposal to our principal executive offices no later than the close of business on October 25, 2016. Submissions should comply with the requirements of Rule 14a-8. Submissions of shareholder proposals received after that date will be considered untimely for inclusion in the proxy statement and form of proxy for our 2017 Annual Meeting. Shareholder proposals submitted other than in accordance with Rule 14a-8 are considered untimely, and management proxies will be allowed to use their discretionary voting authority when the proposal is raised at the 2017 Annual Meeting of Shareholders, without any discussion in the proxy statement.

All notices of proposals, whether or not to be included in our proxy materials, should be sent to our principal executive offices at Paragon Real Estate Equity and Investment Trust, Attn.: John J. Dee, Senior Vice President and Chief Financial Officer, 10011 Valley Forge Drive, Houston, Texas 77042.

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WHERE YOU CAN FIND MORE INFORMATION

You may read and copy any reports, statements or other information that we file with the SEC directly from the SEC. You may either:

●	Read and copy any materials we have filed with the SEC at the SEC’s Public Reference Room maintained at 100 F Street, N.E., Washington, D.C. 20549; or

●	Visit the SEC’s website at www.sec.gov, which contains reports, proxy and information statements, and other information regarding us and other issuers that file electronically with the SEC.

OTHER BUSINESS

Management does not intend to bring any business before the Annual Meeting other than the matters referred to in the accompanying notice and at this date has not been informed of any matters that may be presented at the Annual Meeting by others. If, however, any other matters properly come before the Annual Meeting, it is intended that the persons named in the accompanying proxy will vote, pursuant to the proxy, in accordance with their best judgment on such matters.

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ANNEX A

PARAGON REAL ESTATE EQUITY AND INVESTMENT TRUST

CHARTER OF AUDIT COMMITTEE

Effective as of February 5, 2016

The Board of Trustees (the “Board”) of Paragon Real Estate Equity and Investment Trust (the “Company”) adopted this Charter of the Audit Committee of the Board (the “Committee”) on February 5, 2016 (the “Effective Date”). This Charter supersedes any other Committee charter adopted by the Board prior to the Effective Date.

Purpose

The primary purposes of the Committee are to:

●	oversee the Company’s accounting and financial reporting process, the audits of its financial statements; and

●	assist the Board in monitoring:

	-	the integrity of the Company’s financial statements and financial reporting processes and systems of internal controls;

	-	the qualifications and independence of the Company’s independent accountants;

	-	the performance of the Company’s independent accountants; and

	-	the Company’s compliance with legal and regulatory requirements.

Composition

Members shall be appointed by the Board based on the recommendations of the Nominating Committee of the Board, and shall serve at the pleasure of the Board and for such term or terms as the Board may determine. The Committee will have no less than three members, each of whom:

●	is a trustee of the Company;

●	is “independent” under the rules of the NYSE MKT LLC and the rules and regulations of the Securities and Exchange Commission (the “SEC”);

●	has not participated in the preparation of the financial statements of the Company or any current subsidiary of the Company at any time during the past three years; and

●	is able to read and understand fundamental financial statements, including the Company’s balance sheet, income statement and cash flow statement.

A-1

At least one member of the Committee will have past employment experience in finance or accounting, requisite professional certification in accounting or any other comparable experience or background that results in such member’s financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities. In addition, unless the Board determines otherwise, at least one member of the Committee will be an “audit committee financial expert” as such term is defined under the rules and regulations of the SEC.

No trustee may serve as a member of the Committee if such trustee serves on the audit committee of more than two other public companies, unless the Board determines that such simultaneous service would not impair the ability of such trustee to effectively serve on the Committee.

Meetings

The Committee shall meet once every fiscal quarter, or more frequently if circumstances dictate, (a) to discuss with management and the Company’s independent accountants the annual audited financial statements or quarterly financial statements, as applicable, including the Company’s disclosures under Management’s Discussion and Analysis of Financial Condition and Results of Operations (“MD&A”), prior to filing with the SEC and (b) to perform any other activities consistent with this Charter, the Company’s Amended and Restated Bylaws and applicable law, as the Committee or the Board deems appropriate. Periodically, the Committee should meet separately with management, the internal auditing department and the Company’s independent accountants to discuss any matters that the Committee or any of these persons or firms believe should be discussed privately. The Committee may request any officer or employee of the Company or the Company’s outside counsel or independent accountants to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee. Members of the Committee may participate in a meeting of the Committee by means of conference call or similar communications equipment by means of which all persons participating in the meeting can hear each other.

Duties and Powers

To carry out its purposes, the Committee shall directly have the following duties and powers:

Oversight of the Company’s Relationship with its Independent Accountants

●	Appoint, compensate, retain, evaluate, terminate and oversee the work of any registered public accounting firm engaged for the purpose of preparing or issuing any audit report or performing other audit, review or attest services for the Company, including resolution of any disagreements between management and such accountants regarding financial reporting. Each such registered public accounting firm must report directly to the Committee.

●	Pre-approve all audit engagement fees and terms and all non-audit engagements permitted by Section 10A of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

A-2

●	Obtain and review, at least annually, a report by the independent accountants (the “Accountants’ Statement”) regarding (a) the independent accountants’ internal quality-control procedures, (b) any material issues raised by the most recent internal quality-control review, or peer review, of the independent accountants, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the independent accountants, (c) any steps taken to deal with any such issues and (d) (in order to assess the accountants’ independence) all relationships between the independent accountants and the Company, including, at a minimum, each non-audit service provided to the Company and the matters set forth in Independence Standards Board Standard No. 1 and present the conclusions of this review to the Board.

●	Discuss with the independent accountants any relationships or services disclosed in the Accountants’ Statement that may impact the quality of audit services or the objectivity and independence of the Company’s independent accountants.

●	If applicable, consider whether the independent accountants’ provision of (a) audit-related services, (b) tax compliance, tax advisory or tax planning services or (c) other non-audit services to the Company is compatible with maintaining the independence of the independent accountants.

●	After reviewing the Accountants’ Statement and the independent accountants’ work throughout the year, evaluate the qualifications, performance and independence of the independent accountants.

●	In making the evaluations described above, ensure the rotation of the lead audit partner and the concurring partner as required by law, discuss with management the timing and process for implementing the rotation, and consider whether there should be a regular rotation of the audit firm itself.

●	Review and evaluate the lead partner of the independent accountant.

●	Take into account the opinions of management in assessing the independent accountants’ qualifications, performance and independence.

●	Instruct the independent accountants that they are ultimately accountable to the Committee.

Financial reporting principles and policies and internal controls and procedures

●	Advise management and the independent accountants that they are expected to provide to the Committee a timely analysis of significant financial reporting issues and practices.

●	Consider any reports or communications (and management’s responses thereto) submitted to the Committee by the independent accountants required by or referred to in Statement on Auditing Standards No. 61 (as codified by AU Section 380), as may be modified or supplemented, and to receive a report from the independent accountants on, among other things, critical accounting policies and alternative treatments of financial information that have been discussed with management.

A-3

●	Meet with management and the independent accountants to:

	-	discuss the scope of the annual audit;

	-	discuss with management, with respect to each critical accounting estimate included in the Company’s MD&A, the development and selection of the accounting estimate and the disclosure about the estimate;

	-	review and discuss the annual audited financial statements and quarterly financial statements, including the Company’s disclosures under MD&A, prior to filing with the SEC and recommend to the Board, if appropriate, that the Company’s annual audited financial statements be included in the Company’s annual report on Form 10-K for filing with the SEC;

	-	discuss any significant matters arising from any audit, including any audit problems or difficulties, whether raised by management or the independent accountants, relating to the Company’s financial statements;

	-	review with the independent accountants the matters required to be discussed by Statement on Accounting Standards No. 61 relating to the conduct of the audit, including any problems or difficulties the independent accountants encountered in the course of the audit, including any restrictions on their activities or access to requested information and any significant disagreements with management, and management’s response;

	-	review with the independent accountants any accounting adjustments that were noted or proposed by the independent accountants but were “passed” (as immaterial or otherwise), any communications between the audit team and their national office with respect to auditing or accounting issues presented by the engagement and any “management” or “internal control” letter issued, or proposed to be issued, by the independent accountants to the Company;

	-	review the form of opinion the independent accountants propose to render to the Board and shareholders;

	-	discuss and review any significant changes to the Company’s auditing and accounting principles, policies, controls, procedures and practices proposed or contemplated by the independent accountants or management;

	-	review, as appropriate, (a) any major issues regarding accounting principles and financial statement presentations, including any significant changes in the Company’s selection or application of accounting principles, and major issues as to the adequacy of the Company’s internal controls and any special audit steps adopted in light of material control deficiencies, (b) analyses prepared by management or the independent accountants setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements including analyses of the effects of alternative GAAP methods on the financial statements, (c) the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the financial statements of the Company; and (d) the type and presentation of information to be included in earnings press releases (paying particular attention to any use of “pro-forma,” or “adjusted” non-GAAP information), as well as review any financial information and earnings guidance provided to analysts and rating agencies; and

A-4

	-	review with the applicable members of management how they are meeting their obligations under the certification requirements of Sections 302 and 906 of Sarbanes-Oxley and provide for those members of management to disclose to the Committee and the independent accountants (a) all significant deficiencies and material weaknesses in the design or operation of “internal control over financial reporting” that are reasonably likely to adversely affect the Company’s ability to record, process, summarize and report financial data and (b) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s internal control over financial reporting.

●	Discuss guidelines and policies governing the process by which senior management of the Company and the relevant departments of the Company assess and manage the Company’s exposure to risk and discuss the Company’s major financial risk exposures and the steps management has taken to monitor and control such exposures.

●	Obtain from the independent accountants assurance that the audit was conducted in a manner consistent with Section 10A of the Exchange Act, which sets forth certain procedures to be followed in any audit of financial statements required under the Exchange Act.

●	Discuss with the Company’s counsel any significant legal, compliance or regulatory matters that may have a material effect on the financial statements or the Company’s business, financial statement or compliance policies, including material notices to or inquiries received from governmental agencies.

●	Establish hiring policies for employees or former employees of the independent accountants.

●	Establish procedures for:

	-	the receipt, retention, treatment, investigation and resolution of complaints received by the Company regarding accounting, internal accounting controls or auditing matters; and

	-	the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

●	Review (a) the internal control report prepared by management, including management’s assessment of the effectiveness of the Company’s internal control structure and procedures for financial reporting and (b) the independent accountants’ attestation, and report, on the assessment made by management.

●	Provide oversight for the Company’s code of business conduct and ethics including (a) review of any change in or waiver of the Company’s code of business conduct and ethics and (b) review and approval of any disclosure made on Form 8-K or the Company’s website regarding such change or waiver.

A-5

Oversight of the Company’s Internal Audit Function

●	Review the appointment and replacement of any senior internal auditing personnel or, at the discretion of the Board, select and contract with an outside auditor (other than the Company’s independent accountants) to perform the function of an internal auditing department. The senior internal auditing executive (or any outside auditor performing the function of an internal auditing department) shall report directly to the Committee, and the Committee shall direct the scope and duties of the internal audit function.

●	Review the regular reports to management prepared by the internal auditing department (or any outside auditor performing the function of an internal auditing department) and management’s responses.

●	Discuss with the independent accountants and management the responsibilities, budget and staffing of the internal auditing department (or any outside auditor performing the function of an internal auditing department), and any recommended changes in the planned scope of the internal audit.

Reporting and Recommendations

●	Prepare any report or other disclosures, including any recommendation of the Committee, required by the rules of the SEC to be included in the Company’s annual proxy statement.

●	Review this Charter at least annually and recommend any changes to the Board.

●	Report its activities to the Board on a regular basis and make such recommendations with respect to the above and other matters as the Committee may deem appropriate.

●	Annually evaluate the performance of the Committee.

Resources and Authority

The Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to select, engage, terminate, and approve the fees and other retention terms of special or independent counsel, accountants or other advisers, as it deems appropriate to carry out its duties, without seeking approval of the Board or management. The Company will provide for appropriate funding, as determined by the Committee without seeking approval of the Board or management, for payment of (a) compensation to any registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company, (b) compensation to any advisers employed by the Committee under the preceding sentence and (c) ordinary administrative expenses of the Committee that are appropriate in carrying out its duties.

Delegation to Subcommittee

To the extent permitted by applicable law, the Committee may, in its discretion, delegate any of its duties and responsibilities to a subcommittee of the Committee; provided, however, that any actions taken pursuant to any such delegation shall be reported to the Committee at its next meeting.

Limitation of Committee’s Role

While the Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Company’s financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations. These are the responsibilities of management and the independent accountants.

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ANNEX B

PARAGON REAL ESTATE EQUITY AND INVESTMENT TRUST

CHARTER OF MANAGEMENT, ORGANIZATION AND

COMPENSATION COMMITTEE

Effective as of February 5, 2016

The Board of Trustees (the “Board”) of Paragon Real Estate and Investment Trust (the “Company”) adopted this Charter of the Management, Organization and Compensation Committee of the Board (the “Committee”) on February 5, 2016 (the “Effective Date”). This Charter supersedes any other Committee charter adopted by the Board prior to the Effective Date.

Purpose

The primary purposes of the Committee are to:

●	assist the Board in discharging the Board’s responsibilities relating to compensation of the Company’s trustees and executives and the Company’s overall compensation and benefits structure; and

●	produce an annual report on executive compensation for inclusion in the Company’s annual meeting proxy statement in accordance with applicable rules and regulations.

Composition

The Committee shall be comprised of at least three members, each of whom shall:

●	qualify as “independent” under the rules of the NYSE MKT LLC;

●	be a “non-employee director” within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, as amended;

●	be an “outside director” under§ 162(m) of the Internal Revenue Code of 1986, as amended; and

●	otherwise be free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Committee.

Members shall be appointed by the Board based on nominations recommended by the Nominating Committee, and shall serve at the pleasure of the Board and for such term or terms as the Board may determine. The Board may remove members from the Committee at any time, with or without cause.

Meetings

The Committee shall meet as often as its members deem necessary to perform the Committee’s duties. Members of the Committee may participate in a meeting of the Committee by means of conference call or similar communications equipment by means of which all persons participating in the meeting can hear each other.

Duties and Powers

To carry out its purposes, the Committee shall have the following duties and powers:

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Compensation

●	Annually review and approve the Company’s goals and objectives relevant to chief executive officer (“CEO”) and executive compensation, including as the Committee deems appropriate, consideration of the Company’s performance and relative shareholder return, the value of similar incentive awards to officers at comparable companies, the awards given to officers in past years and such other factors as the Committee deems relevant.

●	Evaluate the CEO’s and the other executives’ performance in light of those goals and objectives.

●	Annually review and approve the compensation level, inc1uding special or supplemental benefits or perquisites, of the CEO and the other executives of the Company.

●	Annually review and make recommendations to the Board concerning the adoption, terms and operation of the Company’s compensation plans for all trustees, officers and other executives, including incentive compensation and equity-based plans that are subject to board approval.

●	Approve grants and/or awards of restricted shares, share options and other forms of equity-based compensation, and otherwise administer the Company’s equity incentive plans in compliance with applicable tax laws.

●	Review and approve, for the CEO and other executives, employment agreements, severance arrangements and change in control agreements/provisions, in each case as, when and if appropriate.

●	Grant discretionary awards under the Company’s compensation plans and determine the form of agreement and terms of such awards.

●	Perform the administrative functions assigned to the Committee by the Board or the provisions of any incentive compensation plan or other employee benefit plan.

●	Retain, as deemed necessary, and terminate any compensation consultant to be used to assist in the evaluation of trustee, CEO or executive compensation. The Committee shall have sole authority to select such consultant and approve the consultant’s fees and other retention terms.

●	Retain, as deemed necessary, and terminate any other advisors.

General

●	Report periodically to the Board and propose any necessary action to the Board.

●	Review and discuss with management the Compensation Discussion and Analysis (“CD&A”) and the related executive compensation information required to be included in the Company’s proxy statement and annual report on Form 10-K by the rules and regulations of the Securities and Exchange Commission (the “Commission”) and, based on such review and discussion, approve the CD&A and the related executive compensation information for inclusion in the applicable filing; if applicable, produce the annual compensation committee report for inclusion in the Company’s proxy statement and annual report on Form 10-K in compliance with the rules and regulations promulgated by the Commission.

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●	Annually review the adequacy of this Charter and recommend any proposed changes to the Board for approval.

●	Assist the Board in developing and evaluating candidates for executive positions, including the CEO, and oversee the development of executive succession plans.

●	Annually evaluate the performance of the Committee.

●	Perform any other activities consistent with this Charter, the Company’s amended and restated declaration of trust and bylaws and applicable laws, as the Committee deems appropriate or as requested by the Board.

Resources and Authority

The Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to engage and approve fees and other retention terms of special or independent counsel or other advisors, as it deems appropriate to carry out its duties, without seeking approval of the Board or management. The Company will provide for appropriate funding, as determined by the Committee, for the payment of (a) compensation to any advisors employed by the Committee under the preceding sentence, and (b) ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties.

Delegation to Subcommittee

To the extent permitted by applicable law, the Committee may, in its discretion, delegate all or a portion of its duties and responsibilities to a subcommittee of the Committee; provided, however, that any actions taken pursuant to any such delegation shall be reported to the Committee at its next meeting.

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ANNEX C

PARAGON REAL ESTATE EQUITY AND INVESTMENT TRUST

CHARTER OF NOMINATING COMMITTEE

Effective as of February 5, 2016

The Board of Trustees (the “Board”) of Paragon Real Estate Equity and Investment Trust (the “Company”) adopted this Charter of the Nominating Committee of the Board (the “Committee”) on February 5, 2016 (the “Effective Date”). This Charter supersedes any other Committee charter adopted by the Board prior to the Effective Date.

Purpose

The primary purposes of the Committee are to assist the Board in fulfilling its responsibilities relating to:

●	identification of individuals qualified to become Board members and recommendation of trustee nominees to the Board prior to each annual meeting of shareholders;

●	recommendation of nominees for committees of the Board; and

●	matters concerning corporate governance practices.

Composition

The Committee shall be comprised of at least three members, each of whom shall:

●	qualify as “independent” under the rules of the NYSE MKT LLC (the “NYSE MKT”); and

●	be otherwise free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Committee.

Members shall be appointed by the Board based on nominations recommended by the Committee, and shall serve at the pleasure of the Board and for such term or terms as the Board may determine. The Board may remove members from the Committee at any time, with or without cause.

Meetings

The Committee shall meet as often as its members deem necessary to perform the Committee’s duties. Members of the Committee may participate in a meeting of the Committee by conference call or similar communications equipment by means of which all persons participating in the meeting can hear each other.

Duties and Powers

To carry out its purposes, the Committee shall have the following duties and powers:

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Nominating

●	Retain, as deemed necessary, and terminate any search firm to be used to identify trustee candidates.

●	Retain, as deemed necessary, and terminate any other advisors. The Committee shall have sole authority to select such search firm and other advisors and approve their fees and other retention terms.

●	Determine desired board member skills and attributes. The Committee shall consider personal and professional integrity, ability and judgment and such other factors deemed appropriate.

●	Actively seek individuals whose skills and attributes reflect those desired and evaluate and propose nominees for election to the Board.

●	Review the slate of trustees who are to be re-nominated to determine whether they are meeting the Board’s expectations of them.

●	Make recommendations to the full Board for appointments to fil1 vacancies of any unexpired term on the Board.

●	Annually recommend to the Board nominees for submission to shareholders for approval at the time of the annual meeting of shareholders.

●	Annually review committee chairs and membership and recommend any changes to the full Board.

●	Periodically review with the Chairman of the Board and chief executive officer (“CEO”) assessments of and succession plans relating to the office of the CEO and other senior management. In the event of an unexpected disability or retirement of the CEO, the Committee shall formulate and present to the Board emergency actions to be taken for management succession.

Governance

●	Develop and recommend to the Board a set of corporate governance guidelines applicable to the Company, review and reassess the adequacy of such guidelines periodically and recommend to the Board any changes deemed necessary or appropriate.

●	Evaluate and recommend to the Board the resignation of individual trustees for appropriate reasons, as determined by the Committee in its discretion.

●	Review any questions regarding the independence of Board members in accordance with the rules of the NYSE MKT and other applicable rules and regulations.

●	Advise and make recommendations to the Board on matters concerning corporate governance and directorship practices.

●	Review potential or actual conflicts of interest between Board members and between the Company and other companies on which a Board member of the Company may serve.

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●	Oversee the evaluation of the Board through an annual review of the performance of the Board, its management and its committees, and provide the evaluation, together with any recommendations, to the Board.

General

●	Report periodically to the Board and propose any necessary action to the Board.

●	Annually review the adequacy of this Charter and recommend any proposed changes to the Board for approval.

●	Annually evaluate the performance of the Committee.

●	Perform any other activities consistent with this Charter, the Company’s amended and restated declaration of trust and bylaws and applicable laws, as the Committee deems appropriate or as requested by the Board.

Resources and Authority

The Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to engage and approve fees and other retention terms of special or independent counsel or other advisors, as it deems appropriate to carry out its duties, without seeking approval of the Board or management. The Company will provide for appropriate funding, as determined by the Committee, for the payment of (a) compensation to any advisors employed by the Committee under the preceding sentence, and (b) ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties.

Delegation to Subcommittee

To the extent permitted by applicable law, the Committee may, in its discretion, delegate all or a portion of its duties and responsibilities to a subcommittee of the Committee; provided, however, that any actions taken pursuant to any such delegation shall be reported to the Committee at its next meeting.

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ANNEX D

PARAGON REAL ESTATE EQUITY AND INVESTMENT TRUST

ARTICLES OF AMENDMENT AND RESTATEMENT

FIRST: Paragon Real Estate Equity and Investment Trust, a Maryland real estate investment trust (the “Trust”) formed under Title 8 of the Corporations and Associations Article of the Annotated Code of Maryland (“Title 8”), desires to amend and restate its Declaration of Trust (as so amended and restated, the “Declaration of Trust”). The amendment to and restatement of the Declaration of Trust of the Trust as herein set forth has been duly approved and advised by the Board of Trustees and approved by the shareholders of the Trust as required by law.

SECOND: The following provisions are all the provisions of the Declaration of Trust as hereby amended and restated:

ARTICLE I
FORMATION

The Trust is a real estate investment trust within the meaning of Title 8. The Trust shall not be deemed to be a general partnership, limited partnership, joint venture, joint stock company or a corporation (but nothing herein shall preclude the Trust from being treated for tax purposes as an association under the Internal Revenue Code of 1986, as amended (the “Code”)).

ARTICLE II
NAME

The name of the Trust is: Pillarstone Capital REIT.

The Board of Trustees of the Trust (the “Board of Trustees” or “Board”) may change the name of the Trust without approval of the shareholders. Under circumstances in which the Board determines that the use of the name of the Trust is not practicable, the Trust may use any other designation or name for the Trust.

ARTICLE III
PURPOSE AND POWERS

Section 3.1 Purpose. The purpose for which the Trust is formed is to engage in any lawful act or activity for which a real estate investment trust may be organized under the general laws of the State of Maryland as now or hereafter in force, including, without limitation or obligation, engaging in business as a real estate investment trust (“REIT”) under the Code.

Section 3.2 Powers. The Trust shall have all of the powers granted to real estate investment trusts by Title 8 and all other powers set forth in the Declaration of Trust that are not inconsistent with law and are appropriate to promote or attain the purpose set forth in the Declaration of Trust.

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ARTICLE IV
PRINCIPAL OFFICE IN STATE AND RESIDENT AGENT

The name of the resident agent of the Trust in the State of Maryland is CSC-Lawyers Incorporating Service Company, 7 St. Paul Street, Suite 820, Baltimore, Maryland 21202. The resident agent is a Maryland corporation. The Trust may have such offices or places of business within or outside the State of Maryland as the Board of Trustees may from time to time determine.

ARTICLE V
BOARD OF TRUSTEES

Section 5.1 Powers. Subject to any express limitations contained in the Declaration of Trust or in the Bylaws, (a) the business and affairs of the Trust shall be managed under the direction of the Board of Trustees and (b) the Board shall have full, exclusive and absolute power, control and authority over any and all property of the Trust. The Board may take any action as in its sole judgment and discretion is necessary or appropriate to conduct the business and affairs of the Trust. The Declaration of Trust shall be construed with the presumption in favor of the grant of power and authority to the Board. Any construction of the Declaration of Trust or determination made in good faith by the Board concerning its powers and authority hereunder shall be conclusive. The enumeration and definition of particular powers of the Trustees included in the Declaration of Trust or in the Bylaws of the Trust (the “Bylaws”) shall in no way be limited or restricted by reference to or inference from the terms of this or any other provision of the Declaration of Trust or the Bylaws or construed or deemed by inference or otherwise in any manner to exclude or limit the powers conferred upon the Board or the Trustees under the general laws of the State of Maryland or any other applicable laws.

If the Board determines that it is no longer in the best interests of the Trust to continue to be qualified as a REIT under the Code, the Board may revoke or otherwise terminate the Trust’s REIT election pursuant to Section 856(g) of the Code.

The Board, without any action by the shareholders of the Trust, shall have and may exercise, on behalf of the Trust, without limitation, the power to determine that compliance with any restriction or limitations on ownership and transfers of shares of the Trust’s beneficial interest set forth in Article VII of the Declaration of Trust is no longer required in order for the Trust to qualify as a REIT under the Code; to adopt, amend or repeal Bylaws; to elect officers in the manner prescribed in the Bylaws; to solicit proxies from holders of shares of beneficial interest of the Trust; and to do any other acts and deliver any other documents necessary or appropriate to the foregoing powers.

Section 5.2 Number and Classification. The number of Trustees (hereafter, the “Trustees”) shall be six (6), which number may be increased or decreased pursuant to the Bylaws. The Trustees shall be classified, with respect to the terms for which they severally hold office, into three classes, Class I, Class II and Class III, as nearly equal in number as possible. Initially, the Class I Trustees shall be James C. Mastandrea and Daniel G. DeVos; the Class II Trustees shall be John J. Dee and Paul T. Lambert; and the Class III Trustees shall be Daryl J. Carter and Michael T. Oliver. The Class I Trustees shall serve for a term expiring at the annual meeting of shareholders to be held in 2019; the Class II Trustees shall serve for a term expiring at the annual meeting of shareholders to be held in 2018; and the Class III Trustees shall serve for a term expiring at the annual meeting of shareholders to be held in 2017. At each annual meeting of shareholders, the successor or successors of the class of Trustees whose term expires at that meeting shall be elected in accordance with the Bylaws, and shall hold office for a term expiring at the annual meeting of shareholders held in the third year following the year of their election and until their successors are duly elected and qualify. The Trustees elected to each class shall hold office until their successors are duly elected and qualify, or until their earlier removal or resignation. It shall not be necessary to list in the Declaration of Trust the names and addresses of any Trustees hereinafter elected.

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At such time, if any, that the Trust is no longer subject to Section 3-803 of the Maryland General Corporation Law (the “MGCL”), each Trustee shall be elected annually and shall serve until the next annual meeting of shareholders and until his or her successor is duly elected and qualifies.

Section 5.3 Resignation, Removal or Death. Any Trustee may resign by written notice to the Board, effective upon execution and delivery to the Trust of such written notice or upon any future date specified in the notice. Subject to the rights of holders of one or more classes or series of Preferred Shares to elect or remove one or more Trustees, a Trustee may be removed at any time, but only with cause, at a meeting of the shareholders, by the affirmative vote of the holders of not less than two-thirds (2/3) of the Shares then outstanding and entitled to vote generally in the election of Trustees. For the purpose of this Section 5.3, “cause” shall mean, with respect to any particular Trustee, conviction of a felony or a final judgment of a court of competent jurisdiction holding that such Trustee caused demonstrable, material harm to the Trust through bad faith or active and deliverable dishonesty.

Section 5.4 Determinations by Board. The determination as to any of the following matters, made in good faith by or pursuant to the direction of the Board of Trustees consistent with the Declaration of Trust, shall be final and conclusive and shall be binding upon the Trust and every holder of Shares, as hereinafter defined: the amount of the net income of the Trust for any period and the amount of assets at any time legally available for the payment of dividends, redemption of Shares or the payment of other distributions on Shares; the amount of paid-in surplus, net assets, other surplus, annual or other cash flow, funds from operations, net profit, net assets in excess of capital, undivided profits or excess of profits over losses on sales of assets; the amount, purpose, time of creation, increase or decrease, alteration or cancellation of any reserves or charges and the propriety thereof (whether or not any obligation or liability for which such reserves or charges shall have been created shall have been paid or discharged); any interpretation of the terms, preferences, conversion or other rights, voting powers or rights, restrictions, limitations as to dividends or distributions, qualifications or terms or conditions of redemption of any class or series of Shares; the fair value, or any sale, bid or asked price to be applied in determining the fair value, of any asset owned or held by the Trust or of any Shares; the number of Shares of any class of the Trust; any matter relating to the acquisition, holding and disposition of any assets by the Trust; or any other matter relating to the business and affairs of the Trust or required or permitted by applicable law, the Declaration of Trust or Bylaws or otherwise to be determined by the Board of Trustees.

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ARTICLE VI
SHARES OF BENEFICIAL INTEREST

Section 6.1 Authorized Shares. The beneficial interest of the Trust shall be divided into shares of beneficial interest (the “Shares”). The total number of Shares of all classes that the Trust has authority to issue is 450,000,000 shares of beneficial interest, $0.01 par value per share. 400,000,000 Shares are classified as common shares of beneficial interest, $0.01 par value per share (“Common Shares”), and 50,000,000 Shares are classified as preferred shares of beneficial interest, $0.01 par value per share (“Preferred Shares”). If shares of one class are classified or reclassified into shares of another class of shares pursuant to this Article VI, the number of authorized shares of the former class shall be automatically decreased and the number of shares of the latter class shall be automatically increased, in each case by the number of shares so classified or reclassified, so that the aggregate number of Shares of all classes that the Trust has authority to issue shall not be more than the total number of Shares set forth in the second sentence of this paragraph. The Board of Trustees, with the approval of a majority of the entire Board and without any action by the shareholders of the Trust, may amend the Declaration of Trust from time to time to increase or decrease the aggregate number of Shares or the number of Shares of any class or series that the Trust has authority to issue.

Section 6.2 Common Shares. Subject to the provisions of Article VII and except as may otherwise be specified in the terms of any class or series of Common Shares, each Common Share shall entitle the holder thereof to one vote on each matter upon which holders of Common Shares are entitled to vote. The Board of Trustees may reclassify any unissued Common Shares from time to time in one or more classes or series of common shares or preferred shares.

Section 6.3 Preferred Shares. The Board of Trustees may classify any unissued Preferred Shares and reclassify any previously classified but unissued Preferred Shares of any series from time to time, in one or more series of common shares or preferred shares.

Section 6.4 Classified or Reclassified Shares. Prior to issuance of classified or reclassified Shares of any class or series, the Board of Trustees by resolution shall: (a) designate that class or series to distinguish it from all other classes and series of Shares; (b) specify the number of Shares to be included in the class or series; (c) set, subject to the provisions of Article VII and subject to the express terms of any class or series of Shares outstanding at the time, the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms and conditions of redemption for each class or series; and (d) cause the Trust to file articles supplementary with the Maryland State Department of Assessments and Taxation (the “SDAT”). Any of the terms of any class or series of Shares set pursuant to clause (c) of this Section 6.4 may be made dependent upon facts ascertainable outside the Declaration of Trust (including the occurrence of any event, including a determination or action by the Trust or any other person or body) and may vary among holders thereof, provided that the manner in which such facts or variations shall operate upon the terms of such class or series of Shares is clearly and expressly set forth in the articles supplementary filed with the SDAT.

Section 6.5 Authorization by Board of Share Issuance. The Board of Trustees may authorize, without approval of any shareholder, the issuance from time to time of Shares of any class or series, whether now or hereafter authorized, or securities or rights convertible into Shares of any class or series, whether now or hereafter authorized, for such consideration (whether in cash, property, past or future services, obligation for future payment or otherwise) as the Board of Trustees may deem advisable (or without consideration in the case of a share dividend or share split), subject to such restrictions or limitations, if any, as may be set forth in the Declaration of Trust or the Bylaws.

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Section 6.6 Dividends and Distributions. The Board of Trustees may from time to time authorize and the Trust may declare to shareholders such dividends or distributions as the Board of Trustees in its discretion shall determine. The Board of Trustees shall endeavor to authorize, and the Trust shall endeavor to declare and pay, such dividends and distributions as shall be necessary for the Trust to qualify as a REIT under the Code; however, shareholders shall have no right to any dividend or distribution unless and until authorized by the Board and declared and publicly disclosed by the Trust. The exercise of the powers and rights of the Board of Trustees pursuant to this Section 6.6 shall be subject to the preferences of any class or series of Shares at the time outstanding.

Section 6.7 Transferable Shares; Preferential Dividends. Notwithstanding any other provision in the Declaration of Trust, no determination shall be made by the Board of Trustees nor shall any transaction be entered into by the Trust that would cause any Shares or other beneficial interest in the Trust not to constitute “transferable shares” or “transferable certificates of beneficial interest” under Section 856(a)(2) of the Code or that would cause any distribution to constitute a preferential dividend as described in Section 562(c) of the Code.

Section 6.8 General Nature of Shares. All Shares shall be personal property entitling the shareholders only to those rights provided in the Declaration of Trust. The shareholders shall have no interest in the property of the Trust and shall have no right to compel any partition, division, dividend or distribution of the Trust or of the property of the Trust. The death of a shareholder shall not terminate the Trust. The Trust is entitled to treat as shareholders only those persons in whose names Shares are registered as holders of Shares on the share ledger of the Trust.

Section 6.9 Fractional Shares. The Trust may, without the consent or approval of any shareholder, issue fractional Shares, eliminate a fraction of a Share by rounding up or down to a full Share, arrange for the disposition of a fraction of a Share by the person entitled to it, or pay cash for the fair value of a fraction of a Share.

Section 6.10 Divisions and Combinations of Shares. Subject to an express provision to the contrary in the terms of any class or series of beneficial interest hereafter authorized, the Board of Trustees shall have the power to divide or combine the outstanding shares of any class or series of beneficial interest, without a vote of shareholders so long as the number of shares combined into one share in any such combination or series of combinations within any period of twelve months is not greater than ten.

Section 6.11 Declaration of Trust and Bylaws. The rights of all shareholders and the terms of all Shares are subject to the provisions of the Declaration of Trust and the Bylaws.

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ARTICLE VII
RESTRICTION ON TRANSFER AND OWNERSHIP OF SHARES

Section 7.1 Definitions. For the purpose of this Article VII, the following terms shall have the following meanings:

Beneficial Ownership. The term “Beneficial Ownership” shall mean ownership of Shares by a Person, whether the interest in Shares is held directly or indirectly (including by a nominee), and shall include interests that would be treated as owned through the application of Section 544 of the Code, as modified by Sections 856(h)(1)(B) and 856(h)(3) of the Code. The terms “Beneficial Owner,” “Beneficially Owns” and “Beneficially Owned” shall have the correlative meanings.

Business Day. The term “Business Day” shall mean any day, other than a Saturday or Sunday, that is neither a legal holiday nor a day on which banking institutions in New York, New York are authorized or required by law, regulation or executive order to close.

Charitable Beneficiary. The term “Charitable Beneficiary” shall mean one or more beneficiaries of the Charitable Trust as determined pursuant to Section 7.3.7, provided that each such organization must be described in Sections 501(c)(3), 170(b)(1)(A) and 170(c)(2) of the Code.

Charitable Trust. The term “Charitable Trust” shall mean any trust provided for in Section 7.2.1(b)(i) and Section 7.3.1.

Charitable Trustee. The term “Charitable Trustee” shall mean the Person unaffiliated with the Trust and a Prohibited Owner, that is appointed by the Trust to serve as trustee of the Charitable Trust.

Constructive Ownership. The term “Constructive Ownership” shall mean ownership of Shares by a Person who is or would be treated as an owner of such Shares either actually or constructively through the application of Section 318 of the Code, as modified by Section 856(d)(5) of the Code. The terms “Constructive Owner,” “Constructively Own,” “Constructively Owns” and “Constructively Owned” shall have the correlative meanings.

Designated Investment Entity. The term “Designated Investment Entity” shall mean either (i) a pension trust that qualifies for look-through treatment under Section 856(h) of the Code, (ii) an entity that qualifies as a regulated investment company under Section 851 of the Code, or (iii) a Qualified Investment Manager; provided that each beneficial owner of such entity would satisfy the Ownership Limit if such beneficial owner owned directly its proportionate share of the Shares that are held by such Designated Investment Entity.

Designated Investment Entity Limit. The term “Designated Investment Entity Limit” shall mean with respect to the Common Shares, 9.8% (in value or number of shares, whichever is more restrictive) of the outstanding Common Shares.

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Excepted Holder. The term “Excepted Holder” shall mean a Person for whom an Excepted Holder Limit is created by the charter or by the Board of Directors pursuant to Section 7.2.7.

Excepted Holder Limit. The term “Excepted Holder Limit” shall mean, provided that the affected Excepted Holder agrees to comply with the requirements established by the Charter or by the Board of Directors pursuant to Section 7.2.7 and subject to adjustment pursuant to Section 7.2.8, the percentage limit established for an Excepted Holder by the Board pursuant to Section 7.2.7.

Initial Date. The term “Initial Date” shall mean the date upon which these Articles of Amendment and Restatement are filed with and accepted for record by the SDAT.

Market Price. The term “Market Price” on any date shall mean, with respect to any class or series of outstanding Shares, the Closing Price for such Shares on such date. The “Closing Price” on any date shall mean the last sale price for such Shares, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, for such Shares, in either case, as reported on the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which such Shares are listed or admitted to trading or, if such Shares are not listed or admitted to trading on any national securities exchange, the last quoted price, or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by the National Association of Securities Dealers, Inc. Automated Quotation System or, if such system is no longer in use, the principal other automated quotation system that may then be in use or, if such Shares are not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in such Shares selected by the Board of Trustees or, in the event that no trading price is available for such Shares, the fair market value of Shares, as determined in good faith by the Board of Trustees.

NYSE. The term “NYSE” shall mean The New York Stock Exchange.

Ownership Limit. The term “Ownership Limit” shall mean (i) with respect to the Common Shares, 9.8% (in value or number of shares, whichever is more restrictive) of the outstanding Common Shares; and (ii) with respect to any class or series of Preferred Shares, 9.8% (in value or number of Shares, whichever is more restrictive) of the outstanding shares of such class or series of Preferred Shares.

Person. The term “Person” shall mean an individual, corporation, partnership, estate, trust (including a trust qualified under Sections 401(a) or 501(c)(17) of the Code), a portion of a trust permanently set aside for or to be used exclusively for the purposes described in Section 642(c) of the Code, association, private foundation within the meaning of Section 509(a) of the Code, joint stock company or other entity and also includes a group as that term is used for purposes of Section 13(d)(3) of the Securities Exchange Act of 1934, as amended, and a group to which an Excepted Holder Limit applies.

Prohibited Owner. The term “Prohibited Owner” shall mean, with respect to any purported Transfer, any Person who, but for the provisions of Section 7.2.1, would Beneficially Own Shares, and if appropriate in the context, shall also mean any Person who would have been the record owner of Shares that the Prohibited Owner would have so owned.

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Qualified Investment Manager. The term “Qualified Investment Manager” shall mean an entity (i) who for compensation engages in the business of advising others as to the value of securities or as to the advisability of investing in, purchasing, or selling securities; (ii) who purchases securities in the ordinary course of its business and not with the purpose or effect of changing or influencing control of the Trust, nor in connection with or as a participant in any transaction having such purpose or effect, including any transaction subject to Rule 13d-3(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”); and (iii) who has or shares voting power and investment power within the meaning of Rule 13d-3(a) under the Exchange Act. A Qualified Investment Manager shall be deemed to beneficially own all Common Shares beneficially owned by each of its affiliates, after application of the beneficial ownership rules under Section 13(d)(3) of the Exchange Act; provided such affiliate meets the requirements set forth in the preceding clause (ii).

Restriction Termination Date. The term “Restriction Termination Date” shall mean the first day after the Initial Date on which the Board of Trustees determines that it is no longer in the best interests of the Trust to attempt to, or continue to, qualify as a REIT under the Code or that compliance with the restrictions and limitations on Beneficial Ownership and Transfers of Shares set forth herein is no longer required in order for the Trust to qualify as a REIT under the Code.

Transfer. The term “Transfer” shall mean any issuance, sale, transfer, gift, assignment, devise or other disposition, as well as any other event that causes any Person to acquire Beneficial Ownership or any agreement to take any such actions or cause any such events, of Shares or the right to vote or receive dividends or distributions on Shares, including (a) a change in the capital structure of the Trust, (b) a change in the relationship between two or more Persons which causes a change in ownership of Shares by application of Section 544 of the Code, as modified by Section 856(h) of the Code, (c) the granting or exercise of any option or warrant (or any disposition of any option or warrant), pledge, security interest, or similar right to acquire Shares, (d) any disposition of any securities or rights convertible into or exchangeable for Shares or any interest in Shares or any exercise of any such conversion or exchange right and (e) Transfers of interests in other entities that result in changes in Beneficial Ownership of Shares; in each case, whether voluntary or involuntary, whether owned of record, Beneficially Owned and whether by operation of law or otherwise. The terms “Transferring” and “Transferred” shall have the correlative meanings.

TRS. The term “TRS” shall mean a taxable REIT subsidiary (as defined in Section 856(l) of the Code) of the Corporation.

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Section 7.2 Shares.

Section 7.2.1 Ownership Limitations. During the period commencing on the Initial Date and prior to the Restriction Termination Date:

(a) Basic Restrictions.

(i) (1) Except as provided in Section 7.2.7 hereof, no Person, other than an Excepted Holder, shall Beneficially Own or Constructively Own Common Shares in excess of the Ownership Limit, other than a Designated Investment Entity, which shall not Beneficially Own or Constructively Own Common Shares in excess of the Designated Investment Entity Limit; and

(2) Except as provided in Section 7.2.7 hereof, no Person, other than an Excepted Holder, shall Beneficially Own or Constructively Own Preferred Shares in excess of the Ownership Limit.

(ii) No Person shall Beneficially Own or Constructively Own Shares to the extent that (1) such Beneficial Ownership of Shares would result in the Trust being “closely held” within the meaning of Section 856(h) of the Code (without regard to whether the ownership interest is held during the last half of a taxable year), or (2) such Beneficial Ownership or Constructive Ownership of Shares would result in the Trust otherwise failing to qualify as a REIT under the Code.

(iii) No Person shall Transfer any Shares if, as a result of the Transfer, the Shares would be beneficially owned by less than 100 Persons (determined without reference to the rules of attribution under Section 544 of the Code). Any Transfer of Shares that, if effective, would result in Shares being beneficially owned by less than 100 Persons (determined under the principles of Section 856(a)(5) of the Code) shall be void ab initio, and the intended transferee shall acquire no rights in such Shares.

(iv) Except as provided in Section 7.2.7 hereof, no Person shall Beneficially Own or Constructively Own shares of Capital Stock to the extent such Beneficial Ownership or Constructive Ownership would cause the Corporation to Constructively Own ten percent (10%) or more of the ownership interests in a tenant (other than a TRS) of the Corporation’s real property within the meaning of Section 856(d)(2)(B) of the Code.

(v) No Person shall Beneficially Own or Constructively Own shares of Capital Stock to the extent that such Beneficial Ownership or Constructive Ownership would otherwise cause the Corporation to fail to qualify as a REIT under the Code.

(b) Transfer in Trust. If any Transfer of Shares occurs which, if effective, would result in any Person Beneficially Owning or Constructively Owning Shares in violation of Section 7.2.1(a)(i) or (ii),

(i) then that number of Shares the Beneficial Ownership or Constructive Ownership of which otherwise would cause such Person to violate Section 7.2.1(a)(i) or (ii) (rounded up to the nearest whole Share) shall be automatically transferred to a Charitable Trust for the benefit of a Charitable Beneficiary, as described in Section 7.3, effective as of the close of business on the Business Day prior to the date of such Transfer, and such Person shall acquire no rights in such Shares; or

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(ii) if the transfer to the Charitable Trust described in clause (i) of this sentence would not be effective for any reason to prevent the violation of Section 7.2.1(a)(i) or (ii), then the Transfer of that number of Shares that otherwise would cause any Person to violate Section 7.2.1(a)(i) or (ii) shall be void ab initio, and the intended transferee shall acquire no rights in such Shares.

Section 7.2.2 Remedies for Breach. If the Board of Trustees or any duly authorized committee thereof shall at any time determine in good faith that a Transfer or other event has taken place that results in a violation of Section 7.2.1 or that a Person intends to acquire or has attempted to acquire Beneficial Ownership or Constructive Ownership of any Shares in violation of Section 7.2.1 (whether or not such violation is intended), the Board of Trustees or a committee thereof shall take such action as it deems advisable to refuse to give effect to or to prevent such Transfer or other event, including, without limitation, causing the Trust to redeem Shares, refusing to give effect to such Transfer on the books of the Trust or instituting proceedings to enjoin such Transfer or other event; provided, however, that any Transfer or attempted Transfer or other event in violation of Section 7.2.1 shall automatically result in the transfer to the Charitable Trust described above, and, where applicable, such Transfer (or other event) shall be void ab initio as provided above irrespective of any action (or non-action) by the Board of Trustees or a committee thereof.

Section 7.2.3 Notice of Restricted Transfer. Any Person who acquires or attempts or intends to acquire Beneficial Ownership or Constructive Ownership of Shares that will or may violate Section 7.2.1(a), or any Person who would have owned Shares that resulted in a transfer to the Charitable Trust pursuant to the provisions of Section 7.2.1(b), shall immediately give written notice to the Trust of such event, or in the case of such a proposed or attempted transaction, shall give at least 15 days prior written notice, and shall provide to the Trust such other information as the Trust may request in order to determine the effect, if any, of such acquisition or ownership on the Trust’s status as a REIT under the Code.

Section 7.2.4 Owners Required To Provide Information. From the Initial Date and prior to the Restriction Termination Date:

(a) every Person who Beneficially Owns more than five percent (or such lower percentage as required by the Code or the Treasury Regulations promulgated thereunder) of the outstanding Shares, within 30 days after the end of each taxable year, shall give written notice to the Trust stating the name and address of such owner, the number of Shares Beneficially Owned and a description of the manner in which such Shares are held; provided, that a shareholder of record who holds outstanding Shares as nominee for another Person, which other Person is required to include in gross income the dividends or distributions received on such Shares (an “Actual Owner”), shall give written notice to the Trust stating the name and address of such Actual Owner and the number of Shares of such Actual Owner with respect to which the shareholder of record is nominee. Each owner shall provide to the Trust such additional information as the Trust may request in order to determine the effect, if any, of such Beneficial Ownership on the Trust’s status as a REIT under the Code and to ensure compliance with the Ownership Limit, Designated Investment Entity Limit or Excepted Holder Limit applicable to such owner; and

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(b) each Person who is a Beneficial Owner or Constructive Owner of Shares and each Person (including the shareholder of record) who is holding Shares for a Beneficial Owner or Constructive Owner shall provide to the Trust such information as the Trust may request, in good faith, in order to determine the Trust’s status as a REIT under the Code and to comply with requirements of any taxing authority or governmental authority or to determine such compliance.

Section 7.2.5 Remedies Not Limited. Subject to Sections 5.1 and 7.4 of the Declaration of Trust, nothing contained in this Section 7.2 shall limit the authority of the Board of Trustees to take such other action as it deems necessary or advisable to protect the Trust and the interests of its shareholders in preserving the Trust’s status as a REIT under the Code.

Section 7.2.6 Ambiguity. In the case of an ambiguity in the application of any of the provisions of this Section 7.2, Section 7.3 or any definition contained in Section 7.1, the Board of Trustees shall have the power to determine the application of the provisions of this Section 7.2 or Section 7.3 with respect to any situation based on the facts known to it. If Section 7.2 or 7.3 requires an action by the Board of Trustees and the Declaration of Trust fails to provide specific guidance with respect to such action, the Board of Trustees shall have the power to determine the action to be taken so long as such action is not contrary to the provisions of Sections 7.1, 7.2 or 7.3.

Section 7.2.7 Exemptions from the Ownership Limit.

(a) The Board, in its sole discretion, may exempt, prospectively or retroactively, a Person from the Ownership Limit or Designated Investment Entity Limit, as the case may be, and may establish or increase an Excepted Holder Limit for such Person if: (i) such Person submits to the Board information satisfactory to the Board, in its reasonable discretion, demonstrating that such Person is not an individual for purposes of Section 542(a)(2) of the Code (determined taking into account Section 856(h)(3)(A) of the Code); (ii) such Person submits to the Board information satisfactory to the Board, in its reasonable discretion, demonstrating that no Person who is an individual for purposes of Section 542(a)(2) of the Code (determined taking into account Section 856(h)(3)(A) of the Code) would be considered to Beneficially Own Shares in excess of the Ownership Limit or Designated Investment Entity Limit by reason of such Person’s ownership of Shares in excess of the Ownership Limit or Designated Investment Entity Limit pursuant to the exemption granted under this subparagraph (a); (iii) such Person submits to the Board information satisfactory to the Board, in its reasonable discretion, demonstrating that clause (2) of subparagraph (a)(ii) of Section 7.2.1 will not be violated by reason of such Person’s ownership of Shares in excess of the Ownership Limit or Designated Investment Entity Limit pursuant to the exemption granted under this subparagraph (a); and (iv) such Person provides to the Board such representations and undertakings, if any, as the Board may, in its reasonable discretion, require to ensure that the conditions in clauses (i), (ii) and (iii) hereof are satisfied and will continue to be satisfied throughout the period during which such Person owns Shares in excess of the Ownership Limit or Designated Investment Entity Limit pursuant to any exemption thereto granted under this subparagraph (a), and such Person agrees that any violation of such representations and undertakings or any attempted violation thereof will result in the application of the remedies set forth in Section 7.2 with respect to Shares held in excess of the Ownership Limit or Designated Investment Entity Limit with respect to such Person (determined without regard to the exemption granted such Person under this subparagraph (a)).

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(b) Prior to granting any exemption pursuant to subparagraph (a), the Board, in its sole and absolute discretion, may require a ruling from the IRS or an opinion of counsel, in either case in form and substance satisfactory to the Board, in its sole and absolute discretion as it may deem necessary or advisable in order to determine or ensure the Trust’s status as a REIT under the Code; provided, however, that the Board shall not be obligated to require obtaining a favorable ruling or opinion in order to grant an exception hereunder.

(c) Subject to Section 7.2.1(a)(ii), an underwriter that participates in a public offering or a private placement of Shares (or securities convertible into or exchangeable for Shares) may Beneficially Own or Constructively Own Shares (or securities convertible into or exchangeable for Shares) in excess of the Ownership Limit or Designated Investment Entity Limit, but only to the extent necessary to facilitate such public offering or private placement.

(d) The Board may only reduce the Excepted Holder Limit for an Excepted Holder: (1) with the written consent of such Excepted Holder at any time, or (2) pursuant to the terms and conditions of the agreements and undertakings entered into with such Excepted Holder in connection with the establishment of the Excepted Holder Limit for that Excepted Holder. No Excepted Holder Limit shall be reduced to a percentage that is less than the then existing Ownership Limit or Designated Investment Entity Limit.

Section 7.2.8 Change in Ownership Limit or Designated Investment Entity Limit. The Board of Trustees may increase the Ownership Limit or Designated Investment Entity Limit for one or more Persons and decrease the Ownership Limit or Designated Investment Entity Ownership Limit for all other Persons subject to the limitations provided in this Section 7.2.8.

(a) The decreased Ownership Limit and/or Designated Investment Entity Ownership Limit will not be effective for any Person whose percentage ownership of Shares is in excess of such decreased Ownership Limit and/or Designated Investment Entity Ownership Limit until such time as such Person’s percentage of Shares equals or falls below the decreased Ownership Limit and/or Designated Investment Entity Ownership Limit, but any further acquisition of Shares in excess of such percentage ownership of Shares will be in violation of the Ownership Limit and/or Designated Investment Entity Ownership Limit.

(b) The Ownership Limit or Designated Investment Entity Limit may not be increased if, after giving effect to such increase, five Persons who are considered individuals pursuant to Section 542 of the Code, as modified by Section 856(h)(3) of the Code, could Beneficially Own, in the aggregate, more than 49% of the value of the outstanding Shares.

(c) Prior to the modification of the Ownership Limit or Designated Investment Entity Limit pursuant to this Section 7.2.8, the Board, in its sole and absolute discretion, may require such opinions of counsel, affidavits, undertakings or agreements as it may deem necessary or advisable in order to determine or ensure the Trust’s status as a REIT under the Code if the modification in the Ownership Limit or Designated Investment Entity Limit were to be made.

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Section 7.2.9 Legend. Each certificate, if any, or any notice in lieu of any certificate for Shares shall bear a legend summarizing the restrictions on ownership and transfer contained herein. Instead of a legend, the certificate, if any, may state that the Trust will furnish a full statement about certain restrictions on transferability to a shareholder on request and without charge.

Section 7.3 Transfer of Shares in Trust.

Section 7.3.1 Ownership in Trust. Upon any purported Transfer or other event described in Section 7.2.1(b) that would result in a transfer of Shares to a Charitable Trust, such Shares shall be deemed to have been transferred to the Charitable Trustee as trustee of a Charitable Trust for the exclusive benefit of one or more Charitable Beneficiaries. Such transfer to the Charitable Trustee shall be deemed to be effective as of the close of business on the Business Day prior to the purported Transfer or other event that results in the transfer to the Charitable Trust pursuant to Section 7.2.1(b). The Charitable Trustee shall be appointed by the Trust and shall be a Person unaffiliated with the Trust and any Prohibited Owner. Each Charitable Beneficiary shall be designated by the Trust as provided in Section 7.3.7.

Section 7.3.2 Status of Shares Held by the Charitable Trustee. Shares held by the Charitable Trustee shall be issued and outstanding Shares of the Trust. The Prohibited Owner shall have no rights in the Shares held by the Charitable Trustee. The Prohibited Owner shall not benefit economically from ownership of any Shares held in trust by the Charitable Trustee, shall have no rights to dividends or other distributions and shall not possess any rights to vote or other rights attributable to the Shares held in the Charitable Trust. The Prohibited Owner shall have no claim, cause of action, or any other recourse whatsoever against the purported transferor of such Shares.

Section 7.3.3 Dividend and Voting Rights. The Charitable Trustee shall have all voting rights and rights to dividends or other distributions with respect to Shares held in the Charitable Trust, which rights shall be exercised for the exclusive benefit of the Charitable Beneficiary. Any dividend or other distribution paid prior to the discovery by the Trust that Shares have been transferred to the Charitable Trustee shall be paid with respect to such Shares to the Charitable Trustee upon demand and any dividend or other distribution authorized but unpaid shall be paid when due to the Charitable Trustee. Any dividends or distributions so paid over to the Charitable Trustee shall be held in trust for the Charitable Beneficiary. The Prohibited Owner shall have no voting rights with respect to Shares held in the Charitable Trust and, subject to Maryland law, effective as of the date that Shares have been transferred to the Charitable Trustee, the Charitable Trustee shall have the authority (at the Charitable Trustee’s sole discretion) (i) to rescind as void any vote cast by a Prohibited Owner prior to the discovery by the Trust that Shares have been transferred to the Charitable Trustee and (ii) to recast such vote in accordance with the desires of the Charitable Trustee acting for the benefit of the Charitable Beneficiary; provided, however, that if the Trust has already taken irreversible action, then the Charitable Trustee shall not have the power to rescind and recast such vote. Notwithstanding the provisions of this Article VII, until the Trust has received notification that Shares have been transferred into a Charitable Trust, the Trust shall be entitled to rely on its share transfer and other shareholder records for purposes of preparing lists of shareholders entitled to vote at meetings, determining the validity and authority of proxies and otherwise conducting votes of shareholders.

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Section 7.3.4 Rights Upon Liquidation. Upon any voluntary or involuntary liquidation, dissolution or winding up of or any distribution of the assets of the Trust, the Charitable Trustee shall be entitled to receive, ratably with each other holder of Shares of the class or series of Shares that is held in the Charitable Trust, that portion of the assets of the Trust available for distribution to the holders of such class or series (determined based upon the ratio that the number of Shares or such class or series of Shares held by the Charitable Trustee bears to the total number of Shares of such class or series of Shares then outstanding). The Charitable Trustee shall distribute any such assets received in respect of the Shares held in the Charitable Trust in any liquidation, dissolution or winding up of, or distribution of the assets of the Trust, in accordance with Section 7.3.5.

Section 7.3.5 Sale of Shares by Charitable Trustee. Within 20 days of receiving notice from the Trust that Shares have been transferred to the Charitable Trust, the Charitable Trustee of the Charitable Trust shall sell the Shares held in the Charitable Trust to a person, designated by the Charitable Trustee, whose ownership of the Shares will not violate the ownership limitations set forth in Section 7.2.1(a). Upon such sale, the interest of the Charitable Beneficiary in the Shares sold shall terminate and the Charitable Trustee shall distribute the net proceeds of the sale to the Prohibited Owner and to the Charitable Beneficiary as provided in this Section 7.3.5. The Prohibited Owner shall receive the lesser of (1) the price paid by the Prohibited Owner for the Shares or, if the Prohibited Owner did not give value for the Shares in connection with the event causing the Shares to be held in the Charitable Trust (e.g., in the case of a gift, devise or other such transaction), the Market Price of the Shares on the day of the event causing the Shares to be held in the Charitable Trust and (2) the price per share received by the Charitable Trustee from the sale or other disposition of the Shares held in the Charitable Trust. Any net sales proceeds in excess of the amount payable to the Prohibited Owner shall be immediately paid to the Charitable Beneficiary. If, prior to the discovery by the Trust that Shares have been transferred to the Charitable Trustee, such Shares are sold by a Prohibited Owner, then (i) such Shares shall be deemed to have been sold on behalf of the Charitable Trust and (ii) to the extent that the Prohibited Owner received an amount for such Shares that exceeds the amount that such Prohibited Owner was entitled to receive pursuant to this Section 7.3.5, such excess shall be paid to the Charitable Trustee upon demand. The Charitable Trustee shall have the right and power (but not the obligation) to offer any Share held in trust for sale to the Trust on such terms and conditions as the Charitable Trustee shall deem appropriate.

Section 7.3.6 Purchase Right in Shares Transferred to the Charitable Trustee. Shares transferred to the Charitable Trustee shall be deemed to have been offered for sale to the Trust, or its designee, at a price per share equal to the lesser of (i) the price per share in the transaction that resulted in such transfer to the Charitable Trust (or, in the case of a devise or gift, the Market Price at the time of such devise or gift) and (ii) the Market Price on the date the Trust, or its designee, accepts such offer. The Trust shall have the right to accept such offer until the Charitable Trustee has sold the Shares held in the Charitable Trust pursuant to Section 7.3.5. Upon such a sale to the Trust, the interest of the Charitable Beneficiary in the Shares sold shall terminate and the Charitable Trustee shall distribute the net proceeds of the sale to the Prohibited Owner.

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Section 7.3.7 Designation of Charitable Beneficiaries. By written notice to the Charitable Trustee, the Trust shall designate one or more nonprofit organizations to be the Charitable Beneficiary of the interest in the Charitable Trust such that (i) Shares held in the Charitable Trust would not violate the restrictions set forth in Section 7.2.1(a) in the hands of such Charitable Beneficiary and (ii) each such organization must be described in Sections 501(c)(3), 170(b)(1)(A) or 170(c)(2) of the Code.

Section 7.4 Transactions on Exchange. Nothing in this Article VII shall preclude the settlement of any transaction entered into through the facilities of the NYSE or any other national securities exchange or automated inter-dealer quotation system. The fact that the settlement of any transaction takes place shall not negate the effect of any other provision of this Article VII and any transferee in such a transaction shall be subject to all of the provisions and limitations set forth in this Article VII.

Section 7.5 Enforcement. The Trust is authorized specifically to seek equitable relief, including injunctive relief, to enforce the provisions of this Article VII.

Section 7.6 Non-Waiver. No delay or failure on the part of the Trust or the Board of Trustees in exercising any right hereunder shall operate as a waiver of any right of the Trust or the Board of Trustees, as the case may be, except to the extent specifically waived in writing.

Section 7.7 Severability. If any provision of this Article VII or any application of any such provision is determined to be invalid by any federal or state court having jurisdiction over the issues, the validity of the remaining provisions shall not be affected and other applications of such provisions shall be affected only to the extent necessary to comply with the determination of such court.

ARTICLE VIII
SHAREHOLDERS

Section 8.1 Meetings. There shall be an annual meeting of the shareholders, to be held on proper notice at such time (after the delivery of the annual report) and convenient location as shall be determined by or in the manner prescribed in the Bylaws, for the election of the Trustees, and for the transaction of any other business within the powers of the Trust. Except as otherwise provided in the Declaration of Trust, special meetings of shareholders may be called in the manner provided in the Bylaws. If there are no Trustees, the officers of the Trust shall promptly call a special meeting of the shareholders entitled to vote for the election of successor Trustees. Any meeting may be adjourned and reconvened as the Trustees determine or as provided in the Bylaws.

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Section 8.2 Voting Rights. Subject to the provisions of any class or series of Shares then outstanding or as otherwise required by law, the shareholders shall be entitled to vote only on the following matters: (a) election of Trustees as provided in Section 5.2 and the removal of Trustees as provided in Section 5.3; (b) amendment of the Declaration of Trust as provided in Article X; (c) termination of the Trust as provided in Section 12.2; (d) merger or consolidation of the Trust, or the sale or disposition of substantially all of the property of the Trust, as provided in Article XI; (e) such other matters with respect to which the Board of Trustees has adopted a resolution declaring that a proposed action is advisable and directing that the matter be submitted to the shareholders for approval or ratification; and (f) such other matters as may be properly brought before a meeting by a shareholder pursuant to the Bylaws. Except with respect to the matters described in clauses (a) through (e) above, no action taken by the shareholders at any meeting shall in any way bind the Board of Trustees.

Section 8.3 Preemptive and Appraisal Rights. Except as may be provided by the Board of Trustees in setting the terms of classified or reclassified Shares pursuant to Section 6.4, or as may otherwise be provided by contract approved by the Board of Trustees, no holder of Shares shall, as such holder, have any preemptive right to purchase or subscribe for any additional Shares or any other security of the Trust which it may issue or sell. Holders of Shares shall not be entitled to exercise any rights of an objecting shareholder provided for under Title 8 and Title 3, Subtitle 2 of the MGCL or any successor statute unless the Board of Trustees, upon the affirmative vote of a majority of the Board of Trustees, shall determine that such rights apply, with respect to all or any classes or series of Shares, to one or more transactions occurring after the date of such determination in connection with which holders of such Shares would otherwise be entitled to exercise such rights.

Section 8.4 Extraordinary Actions. Except as specifically provided in Section 5.3 (relating to removal of Trustees) and in Article X, notwithstanding any provision of law permitting or requiring any action to be taken or authorized by the affirmative vote of the holders of a greater number of votes, any such action shall be effective and valid if taken or approved by the affirmative vote of holders of Shares entitled to cast a majority of all the votes entitled to be cast on the matter.

Section 8.5 Board Approval. The submission of any action of the Trust to the shareholders for their consideration shall first be recommended, approved or declared advisable by the Board of Trustees.

Section 8.6 Action by Shareholders without a Meeting. No action required or permitted to be taken by the shareholders may be taken without a meeting by less than unanimous written or electronic consent of the shareholders of the Trust.

ARTICLE IX
LIABILITY LIMITATION, INDEMNIFICATION
AND TRANSACTIONS WITH THE TRUST

Section 9.1 Limitation of Shareholder Liability. No shareholder shall be liable for any debt, claim, demand, judgment or obligation of any kind of, against or with respect to the Trust by reason of his being a shareholder, nor shall any shareholder be subject to any personal liability whatsoever, in tort, contract or otherwise, to any person in connection with the property or the affairs of the Trust by reason of his being a shareholder.

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Section 9.2 Limitation of Trustee and Officer Liability. To the maximum extent that Maryland law in effect from time to time permits limitation of the liability of trustees and officers of a Maryland real estate investment trust or directors or officers of a Maryland corporation, no Trustee or officer of the Trust shall be liable to the Trust or to any shareholder for money damages. Neither the amendment nor repeal of this Section 9.2, nor the adoption or amendment of any other provision of the Declaration of Trust inconsistent with this Section 9.2, shall apply to or affect in any respect the applicability of the preceding sentence with respect to any act or failure to act that occurred prior to such amendment, repeal or adoption. No Trustee or officer of the Trust shall be liable to the Trust or to any shareholder for money damages except to the extent that (a) the Trustee or officer actually received an improper benefit or profit in money, property or services, for the amount of the benefit or profit in money, property, or services actually received; or (b) a judgment or other final adjudication adverse to the Trustee or officer is entered in a proceeding based on a finding in the proceeding that the Trustee’s or officer’s action or failure to act was the result of active and deliberate dishonesty and was material to the cause of action adjudicated in the proceeding.

Section 9.3 Indemnification. The Trust shall have the power, to the maximum extent permitted by Maryland law in effect from time to time, to obligate itself to indemnify, and to pay or reimburse reasonable expenses in advance of final disposition of a proceeding to, (a) any individual who is a present or former shareholder, Trustee or officer of the Trust and (b) any individual who, while a Trustee or officer of the Trust and at the request of the Trust, serves or has served as a director, officer, partner, trustee, employee or agent of another real estate investment trust, corporation, partnership, joint venture, trust, employee benefit plan or any other enterprise) from and against any claim or liability to which he or she may become subject by reason of his or her status as a present or former shareholder, Trustee or officer of the Trust or service in any such capacity. The Trust shall have the power, with the approval of its Board of Trustees, to provide such indemnification or advancement of expenses to any present or former Trustee or officer who served a predecessor of the Trust, and to any employee or agent of the Trust or a predecessor of the Trust. Any amendment of this section shall be prospective only and shall not affect the applicability of this section with respect to any act or failure to act that occurred prior to such amendment.

Section 9.4 Transactions Between the Trust and its Trustees, Officers, Employees and Agents. Subject to any express restrictions in the Declaration of Trust or adopted by the Trustees in the Bylaws or by resolution, the Trust may enter into any contract or transaction of any kind with any person, including any Trustee, officer, employee or agent of the Trust or any person affiliated with a Trustee, officer, employee or agent of the Trust, whether or not any of them has a financial interest in such transaction, provided, however, that in the case of any contract or transaction in which any Trustee, officer, employee or agent of the Trust (or any person affiliated with such person) has a material financial interest in such transaction, then: (a) the fact of the interest shall be disclosed or known to: (i) the Board of Trustees, and the Board of Trustees shall approve or ratify the contract or transaction by the affirmative vote of a majority of disinterested Trustees, even if the disinterested Trustees constitute less than a quorum, or (ii) the shareholders entitled to vote, and the contract or transaction shall be authorized, approved or ratified by a majority of the votes cast by the shareholders entitled to vote other than the votes of shares owned of record or beneficially by the interested party; or (b) the contract or transaction is fair and reasonable to the Trust.

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Section 9.5 Express Exculpatory Clauses in Instruments. The Board of Trustees may cause to be inserted in every written agreement, undertaking or obligation made or issued on behalf of the Trust, an appropriate provision to the effect that neither the shareholders nor the Trustees, officers, employees or agents of the Trust shall be liable under any written instrument creating an obligation of the Trust, and all Persons shall look solely to the property of the Trust for the payment of any claim under or for the performance of that instrument. The omission of the foregoing exculpatory language from any instrument shall not affect the validity or enforceability of such instrument and shall not render any shareholder, Trustee, officer, employee or agent liable thereunder to any third party nor shall the Trustees or any officer, employee or agent of the Trust be liable to anyone for such omission.

ARTICLE X
AMENDMENTS

Section 10.1 General. The Trust reserves the right from time to time to make any amendment to the Declaration of Trust, now or hereafter authorized by law, including, without limitation, any amendment altering the terms or contract rights, as expressly set forth in the Declaration of Trust, of any Shares. All rights and powers conferred by the Declaration of Trust on shareholders, Trustees and officers are granted subject to this reservation. The Trust shall file Articles of Amendment as required by Maryland law. All references to the Declaration of Trust shall include all amendments thereto.

Section 10.2 By Trustees. The Trustees may amend the Declaration of Trust from time to time, in the manner provided by Title 8, without any action by the shareholders: (i) to qualify as a real estate investment trust under the Code or under Title 8, (ii) in any respect in which the charter of a Maryland corporation may be amended without stockholder approval, and (iii) as otherwise provided by Title 8 or in the Declaration of Trust.

Section 10.3 By Shareholders. Except as otherwise provided in this Declaration of Trust, any amendment to the Declaration of Trust shall be valid only after the Board of Trustees has adopted a resolution setting forth the proposed amendment and declaring such amendment advisable, and such amendment has been approved by the affirmative vote of the holders of not less than a majority of the shares then outstanding and entitled to vote thereon. However, any amendment to Section 5.3 or to this sentence of the Declaration of Trust shall be valid only if declared advisable by the Board of Trustees and approved by the affirmative vote of holders of Shares entitled to cast not less than two-thirds (2/3) of all the votes entitled to be cast on the matter.

Section 10.4 Bylaws. The Board of Trustees shall have the exclusive power to adopt, alter or repeal any provision of the Bylaws and to make new Bylaws.

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ARTICLE XI
MERGER, CONSOLIDATION OR SALE OF TRUST PROPERTY

Subject to the provisions of any class or series of Shares at the time outstanding, the Trust may (a) merge the Trust with or into another entity or merge another entity into the Trust, (b) consolidate the Trust with one or more other entities into a new entity or (c) sell, lease, exchange or otherwise transfer all or substantially all of the property of the Trust. The Board of Trustees proposing such action shall adopt a resolution that declares the proposed transaction is advisable on substantially the terms and conditions set forth or referred to in the resolutions, and, except as otherwise permitted by Maryland law, direct that the proposed transaction be submitted for consideration by the shareholders. If submitted for consideration by the shareholders, the transaction must be approved by the affirmative vote of holders of Shares entitled to cast not less than a majority of all the votes entitled to be cast on the matter.

ARTICLE XII
DURATION AND TERMINATION OF TRUST

Section 12.1 Duration. The Trust shall continue perpetually unless terminated pursuant to Section 12.2 or pursuant to any applicable provision of Title 8.

Section 12.2 Termination.

(a) Subject to the provisions of any class or series of Shares at the time outstanding, adoption of a resolution by the Board of Trustees declaring that the termination of the Trust is advisable and submission of the matter by the Board of Trustees to the shareholders for approval, the Trust may be terminated at any meeting of shareholders, by the affirmative vote of holders of Shares entitled to cast not less than a majority of all the votes entitled to be cast on the matter. Upon the termination of the Trust:

(i) The Trust shall carry on no business except for the purpose of winding up its affairs.

(ii) The Trustees shall proceed to wind up the affairs of the Trust and all of the powers of the Trustees under the Declaration of Trust shall continue, including the powers to fulfill or discharge the Trust’s contracts, collect its assets, sell, convey, assign, exchange, transfer or otherwise dispose of all or any part of the remaining property of the Trust to one or more persons at public or private sale for consideration which may consist in whole or in part of cash, securities or other property of any kind, discharge or pay its liabilities and do all other acts appropriate to liquidate its business. The Trustees may appoint any officer of the Trust or any other person to supervise the winding up of the affairs of the Trust and delegate to such officer or such person any or all powers of the Trustees in this regard.

(iii) After paying or adequately providing for the payment of all liabilities, and upon receipt of such releases, indemnities and agreements as they deem necessary for their protection, the Trust may distribute the remaining property of the Trust among the shareholders so that after payment in full or the setting apart for payment of such preferential amounts, if any, to which the holders of any Shares at the time outstanding shall be entitled, the remaining property of the Trust shall, subject to any participating or similar rights of Shares at the time outstanding, be distributed ratably among the holders of Common Shares at the time outstanding.

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(b) After termination of the Trust, the liquidation of its business and the distribution to the shareholders as herein provided, a majority of the Trustees shall execute and file with the Trust’s records a document certifying that the Trust has been duly terminated, and the Trustees shall be discharged from all liabilities and duties hereunder, and the rights and interests of all shareholders shall cease.

ARTICLE XIII
MISCELLANEOUS

Section 13.1 Governing Law. The Declaration of Trust is executed by the undersigned Trustees and delivered in the State of Maryland with reference to the laws thereof, and the rights of all parties and the validity, construction and effect of every provision hereof shall be subject to and construed in accordance with the laws of the State of Maryland without regard to conflicts of laws provisions thereof.

Section 13.2 Reliance by Third Parties. Any certificate shall be final and conclusive as to any person dealing with the Trust if executed by the Secretary or an Assistant Secretary of the Trust or a Trustee, and if certifying to: (a) the number or identity of Trustees, officers of the Trust or shareholders; (b) the due authorization of the execution of any document; (c) the action or vote taken, and the existence of a quorum, at a meeting of the Board of Trustees or shareholders; (d) a copy of the Declaration of Trust or of the Bylaws as a true and complete copy as then in force; (e) an amendment to the Declaration of Trust; (f) the termination of the Trust; or (g) the existence of any fact relating to the affairs of the Trust. No purchaser, lender, transfer agent or other person shall be bound to make any inquiry concerning the validity of any transaction purporting to be made by the Trust on its behalf or by any officer, employee or agent of the Trust.

Section 13.3 Severability.

(a) The provisions of the Declaration of Trust are severable, and if the Board of Trustees shall determine, with the advice of counsel, that any one or more of such provisions (the “Conflicting Provisions”) are in conflict with the Code, Title 8 or other applicable federal or state laws, the Conflicting Provisions, to the extent of the conflict, shall be deemed never to have constituted a part of the Declaration of Trust, even without any amendment of the Declaration of Trust pursuant to Article X and without affecting or impairing any of the remaining provisions of the Declaration of Trust or rendering invalid or improper any action taken or omitted prior to such determination. No Trustee shall be liable for making or failing to make such a determination. In the event of any such determination by the Board of Trustees, the Board shall amend the Declaration of Trust in the manner provided in Section 10.2.

(b) If any provision of the Declaration of Trust shall be held invalid or unenforceable in any jurisdiction, such holding shall apply only to the extent of any such invalidity or unenforceability and shall not in any manner affect, impair or render invalid or unenforceable such provision in any other jurisdiction or any other provision of the Declaration of Trust in any jurisdiction.

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Section 13.4 Construction. In the Declaration of Trust, unless the context otherwise requires, words used in the singular or in the plural include both the plural and singular and words denoting any gender include all genders. The title and headings of different parts are inserted for convenience and shall not affect the meaning, construction or effect of the Declaration of Trust. In defining or interpreting the powers and duties of the Trust and its Trustees and officers, reference may be made by the Trustees or officers, to the extent appropriate and not inconsistent with the Code or Title 8, to the MGCL.

Section 13.5 Recordation. The Declaration of Trust and any articles of amendment hereto or articles supplementary hereto shall be filed for record with the SDAT and may also be filed or recorded in such other places as the Trustees deem appropriate, but failure to file for record the Declaration of Trust or any articles of amendment hereto in any office other than in the State of Maryland shall not affect or impair the validity or effectiveness of the Declaration of Trust or any amendment hereto. A restated Declaration of Trust shall, upon filing, be conclusive evidence of all amendments contained therein and may thereafter be referred to in lieu of the original Declaration of Trust and the various articles of amendments thereto.

THIRD: The undersigned acknowledges these Articles of Amendment and Restatement to be the trust act of the Trust and as to all matters or facts required to be verified under oath, the undersigned acknowledges that to the best of his knowledge, information and belief, these matters and facts are true in all material respects and that this statement is made under the penalties for perjury.

IN WITNESS WHEREOF, the Trust has caused these Articles of Amendment and Restatement to be signed in its name and on its behalf by its President and attested to by its Secretary on this ______ day of ____________, 2016.

ATTEST:	PARAGON REAL ESTATE EQUITY AND INVESTMENT TRUST

(SEAL)

Name:		Name:
Title:	Secretary	Title:	President

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ANNEX E

WELLINGTON PROPERTIES TRUST

ARTICLES OF AMENDMENT AND RESTATEMENT

Dated November 16, 1998

Wellington Properties Trust, a Maryland real estate investment trust, hereby certifies as follows:

FIRST: Wellington Properties Trust desires to amend and restated its Declaration of Trust as currently in effect.

SECOND: The amendments to and restatement of the Declaration of Trust set forth herein shall become effective on the date and at the time that these Articles of Amendment and Restatement are filed with and accepted for recording by the State Department of Assessments and Taxation of the State of Maryland.

THIRD: The following are the provisions of the Declaration Trust currently in effect as amended hereby:

ARTICLE I

THE TRUST; CERTAIN DEFINITIONS

Section 1.1 Name. The name of the trust (hereinafter referred to as the “Trust) is:

Wellington Properties Trust

Section 1.2 Resident Agent. The name of the resident agent of the Trust in the State of Maryland is CSC-Lawyers Incorporating Service Company, and the address of such agent in the State of Maryland is 11 East Chase Street, Baltimore, Maryland 21202. The Trust may have such offices or places of business within or without the State of Maryland as the Trustees may from time to time determine.

Section 1.3 Nature of Trust. The Trust is a real estate investment trust within the meaning of Title 8 (as hereinafter defined).

Section 1.4 Powers. The Trust shall have all of the powers granted to real estate investment trusts generally by Title 8 and shall have any other and further powers as are not inconsistent with Title 8 or any other applicable law.

Section 1.5 Definitions. As used in this Declaration of Trust, the following terms shall have the following meanings unless the context otherwise requires:

“Board” or “Board of Trustees” means the board of trustees of the Trust.

“Bylaws” shall mean the Bylaws of the Trust as in effect from time to time.

“Code” means the Internal Revenue Code of 1986, as amended from time to time, and regulations promulgated thereunder.

“Declaration” or “Declaration of Trust” means this Declaration of Trust, including any amendments or supplements hereto.

“Person” shall mean an individual, corporation, partnership, limited liability company, estate, trust (other than a trust qualified under Section 401(a) or 501(c)(17) of the Code), a portion of a trust permanently set aside for or to be used exclusively for the purposes described in Section 642(c) of the Code, association, private foundation within the meaning of Section 509(a) of the Code, joint stock company or other entity and also includes a group as that term is used for purposes of Section 13(d)(3) of the Securities Exchange Act of 1934, as amended.

“REIT” means a real estate investment trust under Section 856 of the Code.

“REIT Provisions of the Code” means Sections 856 through 860, inclusive, of the code and any successor or other provision(s) of the Code relating to real estate investment trusts (including provisions as to the attribution of ownership of beneficial interests therein) and the regulations promulgated thereunder.

“Securities means Shares (as hereinafter defined), any stock, shares or other evidences of equity, beneficial or other interest, voting trust certificates, bonds, debentures, notes or other evidences of indebtedness, secured or unsecured, convertible, subordinated or otherwise, or in general any instruments commonly known as “securities” or any certificates of interest, shares, or participation in, temporary or interim certificates for, guarantees of, or warrants, options or rights to subscribe to, purchase or otherwise acquire, any of the foregoing.

“Securities of the Trust” means any Securities issued by the Trust.

“Shareholders” means holders of record of outstanding Shares.

“Shares” means transferable shares of beneficial interest of the Trust of any class or series.

“Title 8” means Title 8 of the Corporations and Associations Article of the Annotated Code of Maryland, as amended, or any successor statute.

“Trustee” means, individually, an individual, and “Trustees” means, collectively, the individuals, in each case as named in Section 2.2 of this Declaration of Trust so long as they continue in office and any and all other individuals who have been duly elected and qualify as trustees of the Trust hereunder.

“Trust Property” means any and all property, real personal or otherwise, tangible or intangible, which is transferred or conveyed to the Trust or the Trustees (including all rents, income, profits or gains therefrom), which is owned or held by, or for the account of, the Trust or the Trustees.

ARTICLE II

TRUSTEES

Section 2.1 Number. The number of Trustees shall be seven, which number may be increased or decreased by the Trustees then in office form time to time in accordance with the Bylaws then in effect or as specified in any rights or preferences in any class or series of Shares; however, the total number of Trustees shall not be less than three. No reduction in the number of Trustees shall cause the removal of any Trustee from office prior to the expiration of his term.

Section 2.2 Initial Board; Term. The Trustees shall be classified, with respect to the time for which they severally hold office, into three classes, as nearly equal in number as possible, one class to hold office initially for a term expiring at the annual meeting of Shareholders to be held in 1999, another class to hold office initially for a term expiring at the annual meeting of Shareholders to be held in 2000, and another class to hold office initially for a term expiring at the annual meeting of Shareholders to be held in 2001, with the members of each class to hold office until their successors are duly elected and qualify. As each annual meeting of Shareholders, the successors to the class of Trustees whose term expires at such annual meeting shall be elected to hold office for a term expiring at the annual meeting of Shareholders held in the third year following the year of their election and the other Trustees shall remain in office.

The names and classes of the Trustees serving on the date this Declaration of Trust is amended and restated are:

Name	Term Expiration

Lyle W. Larcheid	1999
Peter Ogden	1999
Gerald Sobczak	1999
Paul Lambert	2000
Robert P. Ripp	2000
Steven B. Hoyt	2001
Arnold K. Leas	2001

Section 2.3 Resignation, Removal or Death. Any Trustee may resign by written notice to the remaining Trustees, effective upon execution and delivery to the Trust of such written notice or upon any future date specified in the notice. A Trustee may be removed only with Cause (as hereinafter defined) at a meeting of the Shareholders called for that purpose, by the affirmative vote of the holders of not less than two-thirds of the Shares then outstanding and entitled to vote in the election of Trustees. As used herein, “Cause” shall mean (i) theft, fraud or embezzlement or active and deliberate dishonesty by a Trustee; (ii) habitual neglect of duty by a Trustee having a material and adverse significance to the Trust; or (iii) the conviction of a Trustee of a felony or of any crime involving moral turpitude. Upon the resignation or removal of any Trustee, or his otherwise ceasing to be a Trustee, he shall automatically cease to have any right, title or interest in and to the Trust Property and shall execute and deliver such documents as the remaining Trustees shall require for the conveyance of any Trust Property held in this name, and shall account to the remaining Trustees as they require for all property which he holds as Trustee. Upon the incapacity or death of any Trustee, his legal representative shall perform those acts. Subject to the rights of holders of one or more classes or series of Shares to elect one or more Trustees, any vacancy created by removal for Cause may be filled by a majority of the remaining Trustees or by the Shareholders. A vacancy arising for any reason other than the removal of a Trustee may be filled by the remaining Trustees. A Trustee elected by the Trustees to fill a vacancy will hold office until the next annual meeting of Shareholders, at which time such Trustee may stand for election for the balance of the term of his predecessor. A Trustee elected by the Shareholders to fill a vacancy will have the same remaining term as that of his predecessor.

Section 2.4 Legal Title. Legal title to I Trust Property shall be vested in the Trust, but it may cause legal title to any Trust Property to be held by or in the name of any or all of the Trustees or any other Person as nominee. Any right, title or interest of the Trustees in and to the Trust Property shall automatically vest in successor and additional Trustees upon their qualification and acceptance of election or appointment as Trustees, and they shall thereupon have all the rights and obligations of Trustees, whether or not conveying documents have been executed and delivered pursuant to Section 2.3 or otherwise. Written evidence of the qualification and acceptance of election or appointment of successor and additional Trustees may be filed with the records of the Trust and in such other offices, agencies or places as the Trust or Trustees may deem necessary or desirable.

Section 2.5 Duties of Trustees. A Trustee shall perform his duties as a Trustee, including his duties as a member of a committee of the Board on which he serves: (a) in good faith; (b) in a manner he reasonably believes to be in the best interests of the Trust; and (c) with the care that an ordinarily prudent person in a like position would use under similar circumstances. In performing his duties, a Trustee is entitled to rely on any information, opinion, report, or statement, including any financial statement or other financial data, prepared or presented by: (i) an officer or employee of the Trust whom the Trustee reasonably believes to be reliable and competent in the matters presented; (ii) a lawyer, public accountant, or other person, as to a matter which the Trustee reasonably believes to be within the person’s professional or expert competence; or (iii) a committee of the Board on which the Trustee does not serve, as to a matter within its designated authority, if the Trustee reasonably believes the committee to merit confidence. A Trustee is not acting in good faith if he has any knowledge concerning the matter in question which would cause such reliance to be unwarranted.

ARTICLE III

POWERS OF TRUSTEES

Section 3.1 General Power. Subject to any express limitations contained in this Declaration of Trust, the Bylaws or Maryland law,(a) the business and affairs of the Trust shall be managed under the direction of the Board of Trustees and (b) the Board shall have full, exclusive and absolute power, control and authority over any and all of the Trust Property and over the business of the Trust. Subject to Section 2.5, the Board may take any action as in its sole judgment and discretion is necessary or appropriate to conduct the business and affairs of the Trust. This Declaration of Trust shall be construed with the presumption in favor of the grant of power and authority to the Board. Any construction of this Declaration of Trust or determination made in good faith by the Board concerning its powers and authority hereunder shall be conclusive. The powers of the Trustees shall in no way be limited or restricted by reference to or inference form the terms of this or any other provision of the Declaration of Trust or construed or deemed by inference or otherwise in any manner to exclude or limit the powers conferred upon the Trustees under the laws of the State of Maryland or any other applicable laws as now or hereafter in force.

ARTICLE IV

INVESTMENT POLICY

The fundamental investment policy of the Trust shall be to make investments in such a manner as to comply with the REIT Provision of the Code and with the requirements of Title 8 with respect to the composition of the Trust’s investment and the derivation of its income. Subject to Section 6.5, the Trustees shall use their best efforts to carry out this fundamental investment policy and to qualify the Trust for the tax treatment provided in the REIT Provisions of the Code; provided, however, that no Trustee, officer, employee or agent of the Trust shall be liable for any act or omission resulting in the loss of tax benefits under the Code, except to the extent provided in Section 11.2.

ARTICLE V

SHARES

Section 5.1 Authorized Shares. The total number of Shares which the Trust is authorized to issue is 110,000,000 shares, of which 100,000,000 are Common Shares, par value $0.01 per share (individually a “Common Share”) or collectively “Common Shares”), and 10,000,000 are Preferred Shares, par value $0.01 per share (individually, a “Preferred Share” or collectively “Preferred Shares”).

Section 5.2 Common Shares Voting. Subject to the provisions of Article VII regarding Excess shares (as such term is defined therein) and to any special voting rights as to any class or series of Shares, each Common Share shall entitle the holder thereof to one vote on all matters upon which Shareholders are entitled to vote. The holders of Common Shares shall not be entitled to cumulative voting.

Section 5.3 Preferred Shares. Preferred Shares may be issued, from time to time, in one or more series as authorized by the Board of Trustees. Prior to issuance of Preferred Shares of each series, the Board of Trustees, by resolution, shall designate that series of Preferred Shares to distinguish it from all other series and classes of Preferred Shares, shall specify the number of Preferred Shares to be included in the series and, subject to the provisions of Article VII regarding Excess Shares, shall set the terms, preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption, and, in such event, the Trust shall file with the State Department of Assessments and Taxation of the State of Maryland articles supplementary to this Declaration of Trust in substance and form as prescribed by Maryland law.

Section 5.4 Classification or Reclassification of Unissued Shares. Subject to the express terms of any series of Preferred Shares or any class of Common Shares outstanding at the time and notwithstanding any other provision of this Declaration of Trust, the Board of Trustees may increase or decrease the aggregate number of Shares or the number of Shares of any class that the Trust has authority to issue or classify or reclassify any unissued Shares by setting or changing the preferences, conversion or other rights, voting power, restrictions, limitations as to dividends or other distributions, qualifications or terms or condition of redemption of any series or class of Shares and, in such event, the Trust shall file with the State Department of Assessments and Taxation of the State of Maryland articles of amendment or articles supplementary to this Declaration of Trust in substance and form as prescribed by Maryland law.

Section 5.5 Declaration of Trust and Bylaws. All persons who shall acquire Shares shall acquire the same subject to the provisions of this Declaration of Trust and the Bylaws of the Trust.

Section 5.6 Dividends or Distributions. The Board of Trustees may from time to time declare and pay to Shareholders such dividends or distributions in cash, property or other assets of the trust or in Securities of the Trust or from any other source as the Trustees in their discretion shall determine. The Trustees shall endeavor to declare and pay such dividends and distributions as shall be necessary for the Trust to qualify as a REIT under the REIT Provisions of the Code; however, Shareholders shall have no right to any dividend or distribution unless and until declared by the Trustees. Notwithstanding any other provision in this Declaration of Trust, no determination shall be made by the Board of Trustees nor shall any transaction be entered into by the Trust which would cause any Shares or other beneficial interest in the Trust not to constitute “transferable shares” or “transferable certificates of beneficial interest” under Section 856(a)(2) of the Code or which would cause any distribution to constitute a preferential dividend as described in Section 562(c) of the Code.

Section 5.7 Issuance of Rights to Purchase Securities and Other Property. Subject to the rights of the holders of any series of Preferred Shares, the Board of Trustees is hereby authorized to create and to authorize and direct the issuance (on either a pro rata or a non-pro rata basis) by the Trust of rights, options and warrants for the purchase of Shares of the Trust at such times, in such amounts, to such persons, for such consideration (if any), with such form and content (including without limitation the consideration for which any shares of capital stock of the Trust or other Securities of the Trust are to be issued) and upon such terms and conditions as it may, from time to time, determine, subject only to the retractions, limitations, conditions and requirements imposed by Maryland law, other applicable laws and this Declaration of Trust.

ARTICLE VI

PROVISIONS FOR DEFINING, LIMITING

AND REGULATING CERTAIN POWERS OF THE

TRUST AND OF THE SHAREHOLDERS AND TRUSTEES

Section 6.1 Authorization by Board of Share Issuance. The Board of Trustees may authorize the issuance, from time to time, of Shares of any class or Securities convertible into Shares of any class for such consideration as the Board of Trustees may deem advisable. The Board of Trustees may create and issue rights entitling holders thereof to purchase from the Trust Shares of any class or other Securities or property.

Section 6.2 Preemptive and Appraisal Rights. Except as may be provided by the Board of Trustees in authorizing the issuance of Preferred Shares pursuant to Section 5.3, no holder of Shares shall, as such holder, (a) have any preemptive right to purchase or subscribe for any additional Shares or any other Securities of the Trust which the Trust may issue or sell, or (b) except as expressly required by Maryland law, have any right to require the Trust to pay such holder the fair value of such holder’s Shares in an appraisal or similar proceeding.

Section 6.3 Related Party Transaction. An agreement or transaction between the Trust and any of its Trustees or between the Trust and any other entity in which any Trustee is a trustee or director or has a material financial interest shall not be void or voidable solely by reason of the existence of any such relationship if either (a) the existence of such relationship is disclosed or known by (i) the Board of Trustees and the contract or transaction is approved or ratified by a majority of the Board of Trustees other than the Trustee who has such relationship, even if those disinterested Trustees constitute less than a quorum, or (ii) the contract or transaction is approved or ratified by a majority of the votes case by Shareholders entitled to vote other than votes of Shares owned of record or beneficially by the interested Trustee or such other entity in which such Trustee is a trustee or director or has a material financial interest, or (b) the contract or transaction is fair and reasonable to the Trust. Any Trustee who is a trustee or director of such other party or has such material financial interest may be counted in determining the existence of a quorum at any meeting of the Board of Trustees considering such matter.

Section 6.4 Determination by Board. The determination as to any of the following matters, made in good faith by or pursuant to the direction of the Board of Trustees and in the absence of actual receipt of an improper benefit in money, property or services or active and deliberate dishonesty established by a court, shall be final and conclusive and shall be binding upon the Trust and every holder of Shares: (a) the amount of the net income of the Trust for any period and the amount of assets at any time available for the payment of dividends, redemption of Shares or the payment of other distributions with respect to Shares; (b) the amount of paid-in surplus, net assets, other surplus, annual or other net profit, net assets in excess of capital, undivided profits or excess of profits over losses on sales of assets; (c) the amount, purpose, time of creation, increase or decrease, alteration or cancellation of any reserves or charges and the proprietary thereof (whether or not any obligation or liability for which such reserves or charges shall have been created shall have been paid or discharged); (d) the fair value, or any sale, bid or asked price to be applied in determining the fair value, of any asset owned or held by the Trust; and (e) any matters relating to the acquisition, holding and disposition of any assets by the Trust.

Section 6.5 REIT Qualification. The Board of Trustees shall use its reasonable best efforts to cause the Trust and the Shareholders to qualify for federal income tax treatment in accordance with the REIT Provisions of the Code. In furtherance of the foregoing, the Board of Trustees shall use its reasonable best efforts to take such actions as are necessary, and may take such actions as in its sole judgment and discretion are desirable, to preserve the status of the Trust as a REIT, including amending the provisions of this Declaration of Trust as provided in Article IX, provided, however, that if the Board of Trustees determines that it is no longer in the best interests of the Trust for it to continue to qualify as a REIT, the Board of Trustees may revoke or otherwise terminate the Trust’s REIT election.

ARTICLE VII

RESTRICTION ON TRANSFER;

DESIGNATION OF EXCESS SHARES

Section 7.1 Definitions. The following terms shall have the following meanings:

“AREE” shall mean American Real Estate Equities, LLC, a Delaware limited liability company.

“AREE Contribution Transaction” shall mean that certain transaction or series of transactions pursuant to which (a) AREE first acquired Common Shares, (b) the Trust, AREE, and certain other Persons acquired interests in Wellington Properties Investments, L.P., and (c) AREE and other Persons acquired Rights.

“Beneficial Ownership” shall mean the ownership of Equity Shares by a Person who would be treated as an owner of such Equity Shares either directly or indirectly through the application of Section 544 of the Code, as modified by subsection (h)(1) or (h)(2) of Section 856 of the Code. The terms “Beneficial Owner,” “Beneficially Owns,” and “Beneficially Owned” shall have correlative meanings.

“Beneficiary” shall mean, with respect to any Excess Shares Trust, one or more organizations described in each of Section 170(b)(1)(A) and Section 170(c) of the Code which are named by the Board of Trustees as the beneficiary or beneficiaries of such Excess Shares Trust, in accordance with the provisions of Section 7.15.1 of this Article VII; provided, however, for all periods in time prior to the time that the Board of Trustees effectively so designates such organization as beneficiary of such Excess Shares Trust, the beneficiary shall be the Default Beneficiary.

“Constructive Ownership” shall mean ownership of Equity Shares by a Person who would be treated as an owner of such Equity Shares either directly or indirectly through the application of Section 318 of the Code, as modified by Section 856(d)(5) of the Code. The terms “Constructive Owner,” “Constructively Owns” and “Constructively Owned” shall have correlative meanings.

“Default Beneficiary” shall mean the Salvation Army of the United States.

“Equity Share(s)” shall mean a Share or Shares that are either Preferred Shares or Common Shares and shall include all shares of Preferred Shares or Common Shares that are held as Excess Shares in accordance with the provisions of Section 7.15 of this Article VII.

“Excess Shares Trust” shall mean any separate trust created pursuant to Section 7.3 of this Article VII and administered in accordance with the terms of Section 7.15 of this Article VII for the exclusive benefit of any Beneficiary.

“Excess Shares Trustee” shall mean any person or entity unaffiliated with both the Trust and any Purported Record Owners, such Excess Shares Trustee to be designated by the Board of Trustees to act as trustee of any Excess Shares Trust, or any successor trustee thereof.

“Existing Holder” shall mean (i) AREE, (ii) any Person who is the Beneficial Owner of Common Shares and/or Preferred Shares in excess of the Ownership Limit both upon and immediately after any closing date of the AREE Contribution Transaction so long as, but only so long as, such person Beneficially Owns Common Shares and/or Preferred Shares in excess of the Ownership Limit, (iii) any Person to whom an Existing Holder Transfers, subject to the limitations provided in this Article VII, Beneficial Ownership of Common Shares and/or Preferred Shares causing such transferee to Beneficially Own Common Shares and/or Preferred Shares in excess of the Ownership Limit, and (iv) any Person subsequently designated by the Board of Trustees.

“Existing Holder Limit” (i) for AREE, shall mean 32%; (ii) for any Existing Holder who is an Existing Holder by virtue of clause (ii) of the definition thereof, shall mean, initially, the percentage of the outstanding Equity Shares Beneficially Owned by such Existing Holder upon and immediately after any closing date of the AREE Contribution Transaction and, after any adjustment pursuant to Section 7.10, shall mean such percentage of the outstanding Equity Shares as so adjusted, (iii) for any Existing Holder who becomes an Existing Holder by virtue of clause (iii) of the definition thereof, shall mean, initially, the percentage of the outstanding Equity Shares Beneficially Owned by such Existing Holder at the time that such Existing Holder becomes an Existing Holder, but in no event shall such percentage be greater than the Existing Holder Limit for the Existing Holder who Transfers Beneficial Ownership of Common Shares and/or Preferred Shares to such transferee Existing Holder or, in the case of more than one transferor, in no event shall such percentage be greater than the smallest Existing Holder Limit of any transferring Existing Holder, and, after any adjustment pursuant to Section 7.10, shall mean such percentage of the outstanding Equity Shares as so adjusted. From the closing date of the AREE Contribution Transaction and prior to the Restriction Termination Date, the Secretary of the Trust shall maintain and, upon request, make available to each Existing Holder a schedule which sets forth the then current Existing Holder Limit for each Existing Holder; and (iv) for any Existing Holder who becomes an Existing Holder by virtue of clause (iv) of the definition thereof, shall mean, initially, the percentage of the outstanding Equity Shares designated by the Board of Trustees.

“Market Price” on any date shall mean the average of the closing Price for the five consecutive Trading Days ending on such date. The “Closing Price” on any date shall mean the last sale price of Common Shares or Preferred Shares, as the case may be, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the New York Stock Exchange, or, if the Common Shares or Preferred Shares, as the case may be, are not listed or admitted to trading on the New York Stock Exchange, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the Common Shares or Preferred Shares, as the case may be, are listed or admitted to trading or, if the Common Shares or Preferred Shares, as the case may be, are not listed or admitted to trading on any national securities exchange, the last quoted price, or if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by the National Association of Securities Dealers, Inc. Automated Quotation System or, if such system is no longer in use, the principal other automated quotations system that may then be in use or, if the Common Shares or Preferred Shares, as the case may be, are not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the Common Shares or Preferred Shares, as the case may be, selected by the Board of Trustees of the Company, or if no professional market maker is making a market in Common Shares or Preferred Shares, as the case may be, then the market price of Common Shares or Preferred Shares, as the case may be, on the relevant date as determined in good faith by the Board of Trustees, which determination shall be conclusive for all purposes hereof. “Trading Day” shall mean a day on which the principal national securities exchange on which the Common Shares or Preferred Shares, as the case may be, are listed or admitted to trading is open for the transaction of business or, if the Common Shares or Preferred Shares, as the case may be, are not listed or admitted to trading on any national securities exchange, shall mean any day other than a Saturday, a Sunday or a day on which banking institutions in the State of New York are authorized or obligated by law or executive order to close.

“Non-Transfer Event” shall mean an event other than a purported Transfer that would cause any Person to Beneficially Own or Constructively Own Equity Shares in excess of the Ownership Limit (in the case of any Person other than an Existing Holder) or the applicable Existing Holder Limit (in the case of an Existing Holder), including, but not limited to, the granting of any option or entering into any agreement for the sale, transfer or other disposition of Equity Shares or the sale, transfer, assignment or other disposition of any Securities or rights convertible into or exchangeable for Equity Shares.

“Ownership Limit” shall initially mean an amount of Equity Shares which aggregate the lesser of (a) 3% of the value of the outstanding Equity Shares of the Trust, and after any adjustment as set forth in Section 7.11 of this Article VII, shall mean such greater percentages of the value of the outstanding Equity Shares as so adjusted, (b) 9.9% of the total combined voting power of all classes of Equity Shares, or (c) 9.9% of the total number of shares of all classes of Equity Shares. The value of outstanding Equity Shares shall be determined by the Board of Trustees in good faith, which determination shall be conclusive for all purposes hereof.

“Permitted Transferee” shall mean any Person designated as a Permitted Transferee in accordance with the provisions of Section 7.15.5 hereof.

“Purported Record Owner” shall mean, with respect to any purported Transfer or Non-Transfer Event, any Person who, but for the provisions of this Article VII, would own record title to Equity Shares which have been reclassified as Excess Shares.

“Restriction Termination Date” shall mean the first day after the date of the AREE Contribution Transaction on which the Board of Trustees determines that it is no longer in the best interests of the Trust to attempt, or to continue to qualify as a REIT.

“Rights” shall mean the rights granted under the Wellington Partnership Agreement to the limited partners thereof, including member of AREE, to acquire Common Shares in exchange for limited partnership units of Wellington Properties Investments, L.P.

“Transfer” shall mean any sale, transfer, gift, assignment, devise or other disposition of Equity Shares, whether voluntary or involuntary, whether of record, constructively or beneficially and whether by operation of law or otherwise. The terms “Transfers” and “Transferred” shall have the correlative meanings.

“Wellington Partnership Agreement” shall mean the agreement of limited partnership of Wellington Properties Investments, L.P., as amended from time to time.

“Wellington Properties Investments, L.P.” shall mean Wellington Properties Investments, L.P., a Delaware limited partnership.

Section 7.2 Restriction on Transfers.

7.2.1 Except as provided in Section 7.9 of this Article VII, from the date of the AREE Contribution Transaction and prior to the Restriction Termination Date, no Person (other than an Existing Holder) shall Beneficially Own or Constructively Own shares of the outstanding Equity Shares in excess of the Ownership Limit, and no Existing Holder shall Beneficially Own or Constructively Own Equity Shares in excess of the Existing Holder Limit for such Existing Holder.

7.2.2 Except as provided in Section 7.9 of this Article VII, form the date of the AREE Contribution Transaction and prior to the Restriction Termination Date, any Transfer that, if effective, would result in any Person (other than an Existing Holder) Beneficially Owning or Constructively Owning Equity Shares in excess of the Ownership Limit shall be void ab initio as to the Transfer of that number of Equity Shares which would be otherwise Beneficially Owned or Constructively Owned by such Person in excess of the Ownership Limit; and the intended transferee shall acquire no rights in such excess Equity Shares.

7.2.3 Except as provided in Section 7.9 of this Article VII, from the date of the AREE Contribution Transaction and prior to the Restriction Termination Date, any Transfer that, if effective, would result in any Existing Holder Beneficially Owning or constructively Owning Equity Shares in excess of the applicable Existing Holder Limit shall be void ab initio as to the Transfer of that number of Equity Shares which would be otherwise Beneficially Owned or Constructively Owned by such Person in excess of the applicable Existing Holder Limit; and such Existing Holder shall acquire no rights in such excess Equity Shares.

7.2.4 Except as provided in Section 7.9 of this Article VII, from the date of the AREE Contribution Transaction and prior to the Restriction Termination Date, any Transfer that, if effective, would result in any Equity Shares being beneficially owned (within the meaning of Section 856(a)(5) of the Code) by fewer than 100 Persons (determined without reference to any rules of attribution) shall be void ab initio as to the Transfer of that number of Equity Shares which would be otherwise beneficially owned (determined without reference to any rules of attribution) by the transferee; and the intended transferee shall acquire no rights in such excess Equity Shares.

7.2.5 From the date of the AREE Contribution Transaction and prior to the Restriction Termination Date, any Transfer of Equity Shares that, if effective, would result in the Trust being “closely held” within the meaning of Section 856(h) of the Code shall be void ab initio as to the Transfer of that number of Equity Shares which would cause the Trust to be “closely held” within the meaning of Section 856(h) of the Code; and the intended transferee shall acquire no rights in such excess Equity Shares.

Section 7.3 Transfer to Excess Shares Trust.

7.3.1 If, notwithstanding the other provisions contained in this Article VII, at any time after the date of the AREE Contribution Transaction and prior to the Restriction Termination Date, there is a purported Transfer or Non-Transfer event, such any Person would either Beneficially Own or Constructively Own Equity Shares in excess of the Ownership Limit (in the case of any Person other than an Existing Holder) or Existing Holder Limit (in the case of an Existing Holder), then, (i) except as otherwise provided in Section 7.9, the Purported Record Owner shall acquire no right or interest or, in the case of a Non-Transfer Event, shall cease to own any right or interest) in such number of Equity Shares which would cause such Beneficial Owner or Constructive Owner to Beneficially Own or Constructively Own Equity Shares in excess of the Ownership Limit or the Existing Holder Limit, as the case may be; and (ii) such number of Equity shares in excess of the Ownership Limit or the Existing Holder Limit (rounded up to the nearest whole share) shall be designated Excess Shares and, in accordance with Section 7.15 of this Article VII, transferred automatically and by operation of law to an Excess Shares Trust to be held in accordance with such Section 7.15. Such transfer to an Excess Shares Trust and the designation of such Equity Shares as Excess Shares shall be effective as of the close of business on the business day immediately preceding the date of the purported Transfer or Non-Transfer Event, as the case may be.

7.3.2 If, notwithstanding the other provisions contained in this Article VII, at any time after the date of the AREE Contribution Transaction and prior to the Restriction Termination Date, there is a purported Transfer or Non-Transfer Event that, if effective, would cause the Trust to become “closely held” within the meaning of Section 856(h) of the Code, then (i) the Purported Record Owner shall not acquire any right or interest (or, in the case of a Non-Transfer Event, shall cease to own any right or interest) in such number of Equity Shares, the ownership of which by such Purported Record Owner would cause the Trust to be “closely held” within the meaning of Section 856(h) of the Code; and (ii) such number of Equity Shares (rounded up to the nearest whole share) shall be designated Excess Shares and, in accordance with the provisions of Section 7.15 of this Article VII, transferred automatically and by operation of law to an Excess Shares Trust to be held in accordance with that Section 7.15. Such transfer to an Excess Shares Trust and the designation of shares as Excess Shares shall be effective as of the close of business on the business day immediately preceding the date of the Transfer or Non-Transfer Event, as the case may be.

Section 7.4 Remedies For Breach. If the Trust or its designees shall at any time determine in good faith that a Transfer has taken place in violation of Section 7.2 of this Article VII or that a Person intends to acquire or has attempted to acquire Beneficial Ownership or Constructive Ownership of any Equity Shares in violation of Section 7.2 of this Article VII, the Trust shall take such action as it deems advisable to refuse to give effect to or to prevent such Transfer or acquisition, including, but not limited to, refusing to give effect to such Transfer on the books of the Trust or instituting proceedings to enjoin such Transfer or acquisition.

Section 7.5 Notice of Restricted Transfer. Any Person who acquires or attempts to acquire Equity Shares in violation of Section 7.2 of this Article VII, or any Person who owned Equity Shares that were transferred to an Excess Shares Trust pursuant to the provisions of Section 7.3 of this Article VII, shall immediately give written notice to the Trust of such event and shall provide to the Trust such other information as the Trust may request in order to determine the effect, if any, of such Transfer or the Non-Transfer Event, as the case may be, on the Trust’s status as a REIT.

Section 7.6 Owners Required to Provide Information. From the date of the AREE Contribution Transaction and prior to the Restriction Termination Date:

(a) every Beneficial Owner or Constructive Owner of more than 1%, or such lower percentages as required pursuant to regulations under the Code, of the outstanding Equity Shares of the Trust shall, within 30 days after each of January 1 and June 30 of each year, give written notice to the Trust stating the name and address of such Beneficial Owner or Constructive Owner, the number of Equity Shares Beneficially Owned or Constructively Owned, and a description of how such Equity Shares are held. Each such Beneficial Owner or Constructive Owner shall provide to the Trust such additional information as the Trust may request in order to determine the effect, if any, of such Beneficial Ownership on the Trust’s status as a REIT and to ensure compliance with the Ownership Limit and Existing Holder Limit; and

(b) each Person who is a Beneficial Owner or Constructive Owner of Equity Shares and each Person (including the stockholder of record) who is holding Equity Shares for a Beneficial Owner or Constructive Owner shall provide to the Trust such information as the Trust may request in order to determine the Trust’s status as a REIT and to ensure compliance with the Ownership Limit and Existing Holder Limit.

Section 7.7 Remedies Not Limited. Nothing contained in this Article VII shall limit the authority of the Trust to take such other action as it deems necessary or advisable to protect the Trust and the interests of its Shareholders by preservation of the Trust’s status as a REIT and to ensure compliance with the Ownership Limit and Existing Holder Limit.

Section 7.8 Ambiguity. In the case of an ambiguity in the application of any of the provisions of this Article VII, including any definition contained in Section 7.1, the Board of Trustees shall have the power to determine the application of the provisions of this Article VII with respect to any situation based on the facts known to it. If Section 7.2 or Section 7.3 of this Article VII requires an action by the Board of Trustees and this Declaration of Trust fails to provide specific guidance with respect to such action, the Board of Trustees shall have the power to determine the action to be taken so long as such action is not contrary to the provisions of Sections 7.1, 7.2 or 7.3 of this Article VII.

Section 7.9 Exception. The Board of Trustees, upon receipt of a ruling from the Internal Revenue Service or an opinion of counsel in each case to the effect that the restrictions contained in Section 7.2.4 and/or Section 7.2.5 of this Article VII will not violated, may exempt a Person from the Ownership Limit or Existing Holder Limit, as the case may be, if such Person (i) is an underwriter which participates in a public offering of the Equity Shares for a period of 90 days following the purchase by such underwriter of the Equity Shares, or (ii) is not an individual for purposes of Section 542(a)(2) of the Code, and the Board of Trustees obtains such representations and undertakings from such Person as are reasonably necessary to ascertain that no individual’s Beneficial Ownership of Equity Shares will violate the Ownership Limit or Existing Holder Limit, as the case may be, and agrees that any violation or attempted violation will result in such transfer to, an Excess Shares Trust of Equity Shares pursuant to Section 7.3 of this Article VII.

Section 7.10 Modifications of Existing Holding Limits. The Existing Holder Limit shall be modified as follows:

7.10.1 Upon any exercise of Rights pursuant to the Wellington Partnership Agreement by any Existing Holder, or the acquisition of Equity Shares by AREE, the Existing Holder Limit for such Existing Holder shall be increased, pro rata in accordance with the number of shares of Common Shares to be received by such Existing Holder, to the maximum extent possible under Section 7.12 of this Article VII to permit the Beneficial Ownership or Constructive Ownership of the Common Shares issuable upon such exercise or acquisition.

7.10.2 Subject to the limitation contained in Section 7.12, the Board of Trustees may grant stock options which result in Beneficial Ownership or Constructive Ownership of Equity Shares by an Existing Holder pursuant to a stock option plan. Any such grant of stock options shall increase the Existing Holder Limit for the affected Existing Holder to the maximum extent possible under Section 7.12 to permit the Beneficial Ownership or Constructive Ownership of the Equity Shares issuable upon exercise of such stock options.

7.10.3 The Board of Trustees may reduce the Existing Holder Limit for any Existing Holder, with the written consent of such Existing Holder, after any Transfer permitted under this Article VII by such Existing Holder to a Person other than an Existing Holder or after the lapse (without exercise) of a stock option described in Section 7.10.2.

Section 7.11 Modification of Ownership Limit. Subject to the limitations contained in Section 7.12, the Board of Trustees may from time to time increase or decrease the Ownership Limit.

Section 7.12 Limitations on Modifications.

7.12.1 Neither the Ownership Limit nor any Existing Holder Limit may be increased (nor may any additional Existing Holder Limit be created) if, after giving effect to such increase (or creation), five Beneficial Owners of Equity Shares (including all of the then Existing Holders) could (assuming ownership of Equity Shares by all Persons other than Existing Holders equal to the Ownership Limit) Beneficially Own, in the aggregate, more than 50% of the outstanding Equity Shares.

7.12.2 Prior to any modifications of any Existing Holder Limit or Ownership Limit, the Board of Trustees of the Trust may require such opinions of counsel, affidavits, undertakings or agreements as it may deem necessary or advisable in order to determine or ensure the Trust’s status as a REIT.

7.12.3 No existing Holder Limit shall be reduced to a percentage that is less than the Ownership Limit.

7.12.4 The Ownership Limit may not be increased to a percentage that is greater than 9.9%.

Section 7.13 Legend. Each certificate for Equity Shares shall bear the following legend:

“The shares of Wellington Properties Trust (the “Trust”) represented by this certificate are subject to restrictions on transfer for the purpose, among other things, of the Trust’s maintenance of its status as a real estate investment trust under the Internal Revenue Code of 1986, as amended (the “Code”). No Person may (1) Beneficially Own or Constructively Own Equity Shares in excess of

(a)	8% (or such other percentage as may be determined by the Board of Trustees of the Trust) of the value of the outstanding Equity Shares of the Trust,

(b)	9.9% of the total combined voting power of all classes of Equity Shares, or (c) 9.9% of the total number of shares of all classes of Equity Shares, unless such Person is an Existing Holder (in which case the Existing Holder Limit shall be applicable); or

(2)	Beneficially Own Equity Shares which would result in the Trust being “closely held” under Section 856(h) of the Code. Any Person who attempts to Beneficially Own or Constructively Own Equity Shares in excess of the above limitations must immediately notify the Trust in writing. If the restrictions above are violated, the Equity Shares represented hereby will be transferred automatically and by operation of law to an Excess Shares Trust and shall be designated Excess Shares. All capitalized terms in this legend have the meanings defined in the Trust’s Declaration of Trust, as the same may be further amended from time to time, a copy of which, including the restrictions on transfer, will be sent without charge to each Shareholder who so requests.”

Section 7.14 Severability. If any provisions of this Article VII or any application of any such provision is determined to be invalid by any federal or state court having jurisdiction over the issues, the validity of the remaining provisions shall not be affected and other applications of such provision shall be affected only to the extent necessary to comply with the determination of such court.

Section 7.15 Excess Shares.

7.15.1 Excess Shares Trust. Any Equity Shares transferred to an Excess Shares Trust and designated Excess Shares pursuant to Section 7.3 of this Article VII shall be held for the exclusive benefit of the Beneficiary. The Board of Trustees shall name a new Beneficiary of each Excess Shares Trust within five (5) days after discovery of the existence thereof and such newly designated Person shall become Beneficiary of such Excess Shares Trust; provided, however, that, in the event that the Board of Trustees fails to designate a new Beneficiary within the time period described above, the Excess Shares Trust shall be held for the benefit of the Default Beneficiary. Any transfer to an Excess Shares Trust, and subsequent designation of Equity Shares as Excess Shares, pursuant to Section 7.3 of this Article VII, shall be effective as of the applicable date set forth in Section 7.3. Excess Shares shall remain issued and outstanding Equity Shares of the Trust and shall be entitled to the same rights and privileges on identical terms and conditions as are all other issued and outstanding Equity Shares of the same class and series. When transferred to the Permitted Transferee in accordance with the provisions of Section 7.15.5 of this Article VII, such Excess Shares shall cease to be designated as Excess Shares.

7.15.2 Dividend Rights. The Excess Shares Trustee, as record holder of Excess Shares, shall be entitled to receive all dividends and distributions as may be declared by the Board of Trustees on such Equity Shares and shall hold such dividends or distributions in trust for the benefit of the Beneficiary. The Purported Record Owner with respect to Excess Shares shall repay to the Excess Shares Trustee the amount of any dividends or distributions received by if that (i) are attributable to any Equity Shares designated Excess Shares and (ii) the record date of which was on or after the date that such Equity Shares became Excess Shares. The Trust shall take all measures that it determines reasonably necessary to recover the amount of any such dividend or distribution paid to a Purported Record Owner, including, if necessary, withholding any portion of future dividends or distributions payable on Equity Shares Beneficially Owned or Constructively Owned by the Purported Record Owner; and, as soon as reasonably practicable following the trust’s receipt or withholding thereof, shall pay over to the Excess Shares Trustee for the benefit of the Beneficiary the dividends so received or withheld, as the case may be.

7.15.3 Rights Upon Liquidation. In the event of any voluntary or involuntary liquidation, dissolution or winding up of, or any distribution of the assets of, the Trust, distributions in respect of Excess Shares shall be made ratably with each other distributions in respect of Equity Shares of the same class or series of Equity Shares, that portion of the assets of the Trust which is available for distribution in respect of such class and series of Equity Shares. The Excess Shares Trustee shall distribute to the Purported Record Owner the amounts received upon such liquidation, dissolution, or winding up, or distribution; provided, however, that the Purported Record Owner shall not be entitled to receive amounts pursuant to this Section 7.15.3 in excess of, in the case of a purported Transfer in which the Purported Record Owner gave value for Equity Shares and which Transfer resulted in the transfer of the Equity Shares to the Excess Shares Trust, the price per share, if any, such Purported Record Owner paid for the Equity Shares and, in the case of a Non-Transfer Event or Transfer in which the Purported Record Owner did not give value for such shares (e.g., if the shares were received through a gift or devise) and which Non-Transfer Event or Transfer, as the case may be, resulted in the transfer of shares to the Excess Shares Trust, the price per share equal to the Market Price on the date of such Non-Transfer Event of Transfer. Any remaining amount in such Excess Shares Trust shall be distributed to the Beneficiary.

7.15.4 Voting Rights. The Excess Shares Trustee shall be entitled to vote all Excess Shares. Any vote by a Purported Record Owner as a holder of Equity Shares prior to the discovery by the Trust that the Equity Shares are Excess Shares shall, subject to applicable law, be rescinded and shall be void ab initio with respect to such Excess Shares and the Purported Record Owner shall be deemed to have given, as of the close of business on the business day immediately prior to the date of the purported Transfer or Non-Transfer Event that results in the transfer to the Excess Shares Trust of the Equity Shares under Section 7.3 of this Article VII, an irrevocable proxy to the Excess Shares Trustee to vote the Excess Shares in the manner in which the Excess Shares Trustee, in its sole and absolute discretion, desires.

7.15.5 Designation of Permitted Transferee. The Excess Shares Trustee shall have the exclusive and absolute right to designate a Permitted Transferee of any and all Excess Shares. As reasonably practicable as possible, in an orderly fashion so as not to materially adversely affect the Market Price of the Excess shares, the Excess Shares Trustee shall designate any Person as Permitted Transferee, provided, however, that (i) the Permitted Transferee so designated purchases for valuable consideration (whether in a public or private sale) the Excess Shares and (ii) the Permitted Transferee so designated may acquire such Excess Shares without such acquisition resulting in a transfer to an Excess Shares Trust and the re-designation of such shares of the Equity Shares so acquired as Excess Shares under Section 7.3 of this Article VII. Upon the designation by the Excess Shares Trustee of a Permitted Transferee in accordance with the provisions of this Section 7.15.5, the Excess Shares Trustee of an Excess Shares Trust shall (i) cause to be transferred to the Permitted Transferee that number of Excess Shares acquired by the Permitted Transferee; (ii) cause to be recorded on the books of the Trust that the Permitted Transferee is the holder of record of such number of Equity Shares; and (iii) distribute to the Beneficiary any and all amounts held with respect to the Excess Shares after making that payment to the Purported Record Owner pursuant to Section 7.15.6 of this Article VII.

7.15.6 Compensation to Record Holder of Equity Shares that Become Excess Shares. A Purported Record shall be entitled (following discovery of the Excess Shares and subsequent designation of the Permitted Transferee in accordance with Section 7.15.5 of this Article VII) to receive from the Excess Shares Trustee the lesser of (i) in the case of (a) a purported Transfer in which the Purported Record Owner gave value for Equity Shares and which Transfer resulted in the transfer of the Excess Shares to the Excess Shares Trust, the price per share, if any, such Purported Record Owner paid for the Excess Shares, or (b) a Non-Transfer Event or Transfer in which the Purported Record Owner did not give value for such shares (e.g., if the shares were received through a gift or devise) and which Non-Transfer Event or transfer, as the case may be, resulted in the transfer of Excess Shares to the Excess Shares Trust, the price per share equal to the Market Price on the date of such Non-Transfer Event or Transfer, and (ii) the price per share received by the Excess Shares Trustee of the Excess Shares Trust from the sale or other disposition of such Excess Shares in accordance with Section 7.15.5 of this Article VII. Any amounts received by the Excess Shares Trustee in respect of such Excess Shares and in excess of such amounts to be paid the Purported Record Owner pursuant to this Section 7.15.6 shall be distributed to the Beneficiary in accordance with the provisions of Section 7.15.5 of this Article VII. Each Beneficiary and Purported Record Owner waives any and all claims that it may have against the Trust, the Excess Shares Trustee and the Excess Shares Trust arising out of the disposition of Excess Shares, except for claims arising out of the gross negligence or willful misconduct of, or any failure to make payments in accordance with Sections 7.15.2, 7.15.3 or 7.15.5 of this Article VII by the Trust, such Excess Shares Trustee or the Excess Shares Trust.

7.15.7 Purchase Right in Excess Shares. Excess Shares shall be deemed to have been offered for sale to the Trust, or its designee, at a price per share equal to the less of (i) the price per share in the transaction that created such Excess Shares (or, in the case of Transfer or Non-Transfer Event in which less than full consideration was given, the Market Price at the time of such Transfer or Non-Transfer Event) and (ii) the Market Price on the date the Trust, or its designee, accepts such offer. The Trust shall have the right to accept such offer for a period of ninety days after the later of (x) the date of the Non-Transfer Event or purported Transfer which resulted in such Excess Shares and (y) the date the Trust determines in good faith that a Transfer or Non-Transfer Event resulting in Excess Shares has occurred, if the Trust does not receive a notice of such Transfer or Non-Transfer Event pursuant to Section 7.5 of this Article VII.

ARTICLE VIII

SHAREHOLDERS

Section 8.1 Meetings of Shareholders. There shall be an annual meeting of the Shareholders, to be held at such time and place after delivery to the Shareholders of the annual report as shall be determined by or in the manner prescribed in the Bylaws, at which time the successors to the class of Trustees whose term expires at such annual meeting shall be elected and any other proper business may be conducted. Except as otherwise provided in this Declaration of Trust, special meetings of Shareholders may be called in the manner provided in the Bylaws then in effect. If there are no Trustees, the President or any officer of the Trust shall promptly call a special meeting of the Shareholders entitled to vote for the election of successor Trustees. Any meeting may be adjourned and reconvened by the Trustees as provided in the Bylaws then in effect.

Section 8.2 Voting Rights of Shareholders. Subject to the provisions of any class or series of Shares then outstanding, the Shareholders shall be entitled to vote only on the following matters: (a) the election or removal of Trustees; (b) the amendment of this Declaration of Trust; (c) the voluntary dissolution or termination of the Trust; (d) the reorganization of the Trust; and (e) the merger or consolidation of the rust or a share exchange by the Trust or the sale or other disposition of all or substantially all of the Trust Property. Except with respect to the foregoing matters, no action taken by the Shareholders at any meeting shall in any way bind the Trustees. Notwithstanding anything contained in this Declaration of Trust to the contrary or any provision of Title 8 requiring the affirmative vote of more than a majority, the matters contained in Subsections (b), (c), (d) and (e) of this Section 8.2 shall, upon the approval of the Board of Trustees, be effective and valid if approved by the affirmative vote of the holders of not less than a majority of all the Shares then outstanding and entitled to vote on such matter.

ARTICLE IX

AMENDMENTS

Section 9.1 By Shareholders. Except as provided in Section 9.2, this Declaration of Trust may be amended only upon the approval of the Board of Trustees and with the affirmative vote of the holders of not less than a majority of all the Shares then outstanding and entitled to vote on the matter.

Section 9.2 By Trustees. The Trustees, by a two-thirds vote of the Trustees then in office and without the vote of the Shareholders, may amend provisions of this Declaration of Trust form time tot time (i) as permitted by Section 5.4 and/or (ii) to enable the Trust to qualify as a real estate investment trust under the Code or under Title 8.

Section 9.3 No Other Amendment. This Declaration of Trust may not be amended except as provided in this Article IX.

ARTICLE X

DURATION OF TRUST

The Trust shall continue perpetually unless terminated pursuant to any applicable provision of Title 8. The Trust may be voluntarily dissolved or reorganized or its existence terminated only by the affirmative vote of the holders of not less than a majority of all the Shares then outstanding and entitled to vote on the matter. The Trust may sell or otherwise dispose of all or substantially all of the Trust Property only by the affirmative vote of the holders of not less than a majority of all the Shares then outstanding and entitled to vote on the matter.

ARTICLE XI

LIABILITY OF SHAREHOLDERS, TRUSTEES, OFFICERS, EMPLOYEES,

AND AGENTS AND TRANSACTIONS BETWEEN THEM AND THE TRUST

Section 11.1 Limitation of Shareholder Liability. No Shareholder shall be liable for any debt, claim, demand, judgment or obligation of any kind of, against or with respect to the Trust by reason of his being a Shareholder, nor shall any Shareholder be subject to any personal liability whatsoever, in tort, contract or otherwise, to any Person in connection with the Trust Property or the affairs of the Trust.

Section 11.2 Limitation of Trustee and Officer Liability. To the maximum extent that Maryland law in effect from time to time permits limitation of the liability of trustees and officers of a real estate investment trust, no Trustee or officer of the Trust shall be liable to the Trust or to any Shareholder for money damages. Neither the amendment nor the repeal of this Section 11.2, nor the adoption or amendment or any other provision of this Declaration of Trust inconsistent with this Section 11.2, shall apply to or affect in any respect the applicability of the preceding sentence with respect to any act or failure to act which occurred prior to such amendment, repeal or adoption. In the absence of any Maryland statute limiting the liability of trustees and officers of a Maryland real estate investment trust for money damages in a suit by or on behalf of the Trust or by an Shareholder, no Trustee or officer of the Trust shall be liable to the Trust or to any Shareholder for money damages except to the extent that (a) the Trustee or officer actually received an improper benefit or profit in money, property or services, for the amount of the benefit or profit in money, property or services actually received or (b) a judgment or other final adjudication adverse to the Trustee or officer is entered in a proceeding based on a finding in the proceeding that the Trustee’s or officer’s action or failure to act was the result of active and deliberate dishonesty and was material to the cause of action adjudicated in the proceeding.

Section 11.3 Express Exculpatory Clauses in Instruments. Neither the Shareholders nor the Trustees, officers, employees or agents of the Trust shall be liable under any written instrument creating an obligation of the Trust, and all Persons shall look solely to the Trust Property for the payment of any claim under or for the performance of that instrument. The omission of the foregoing exculpatory language from any instrument shall not affect the validity or enforceability of such instrument, and shall not render any Shareholder, Trustee, officer, employee or agent liable thereunder to any third party, and no Shareholder or Trustee or any officer, employee or agent of the Trust shall be liable to anyone for such omission.

Section 11.4 Indemnification and Advance for Expenses. The Trust shall, to the fullest extent permitted by Maryland law, as applicable from time to time, indemnify all persons who (a) at any time were or are Trustees or officers of the Trust or (b) while a Trustee or officer of the Trust and at the express request of the Trust, serves or has served as an officer, director, member, trustee or partner of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise, for any threatened, pending or completed action, suit or proceeding (whether civil, criminal, administrative or investigative) relating to any action alleged to have been taken or omitted by such person in such capacity. The Trust shall pay or reimburse all reasonable expenses incurred by a present or former Trustee or officer of the Trust in connection with any threatened, pending or completed action, suit or proceeding (whether civil, criminal, administrative or investigative) in which the present or former Trustee or officer is a party, in advance of the final disposition of the proceeding, to the fullest extent permitted by and in accordance with the applicable requirements of Maryland law, as applicable from time to time. The Trust may indemnify any other persons permitted but not required to be indemnified by Maryland law, as applicable form time to time, if and to the extent indemnification is authorized and determined to be appropriate in each case in accordance with applicable law by the Board of Trustees, the Shareholders or special legal counsel appointed by the Board of Trustees. The Trust may, but shall not be required to, purchase or maintain insurance on behalf of any persons required or permitted to be indemnified. No amendment of this Declaration of Trust shall limit or eliminate any of the benefits provided to Trustees and officers hereunder in respect of any act or omission that occurred prior to such amendment. The Trust shall have the power to provide such indemnification to any person who served as predecessor of the Trust in any of the capacities described above.

ARTICLE XII

MISCELLANEOUS

Section 12.1 Governing Law. This Declaration of Trust is executed by the Trustees and delivered in the State of Maryland with reference to the laws thereof, and the rights of all parties and the validity, construction and effect of every provision hereof shall be subject to and construed in accordance with the laws of the State of Maryland without regard to conflicts of laws provisions thereof.

Section 12.2 Reliance by Third Parties. Any certificate shall be final and conclusive as to any Person dealing with the Trust if executed by an individual who, according to the records of the Trust or of any recording office in which this Declaration of Trust may be recorded, appears to be the Secretary or an Assistance Secretary of the Trust or a Trustee, and if certifying to the following:

(a) the number or identity of Trustees, officers of the Trust or Shareholders;

(b) the due authorization of the execution of any document;

(c) any action or vote taken, and the existence of a quorum at a meeting of Trustees or Shareholders;

(d) a copy of this Declaration of Trust or of the Bylaws of the Trust as a true and complete copy as then in force;

(e) an amendment to this Declaration of Trust;

(f) the termination of the Trust; or

(g) the existence of any fact or facts which relate to the affairs of the Trust.

No purchaser, lender, transfer agent or other Person shall be bound to make any inquiry concerning the validity of any transaction purporting to be made on behalf of the Trust by the Trustees or any officer, employee or agent of the Trust.

Section 12.3 Provisions in Conflict with Law or Regulations.

12.3.1 The provisions of this Declaration of trust are severable, and if the Trustees shall determine, with the advice of counsel, that any one or more of such provisions (“Conflicting Provisions”) are in conflict with the REIT Provisions of the Code, Title 8 or any other applicable federal or state law, the Conflicting Provisions shall be deemed never to have constituted a part of this Declaration of Trust, even without any amendment of this Declaration pursuant to Article IX; provided, however, that such determination by the Trustees shall not affect or impair any of the remaining provisions of this Declaration of Trust or render invalid or improper any action taken or omitted prior to such determination.

12.3.2 If any provision of this Declaration of Trust shall be held invalid or unenforceable in any jurisdiction, such holding shall not in any manner affect or render invalid or unenforceable such provision in any other jurisdiction or any other provision of this Declaration of Trust in any jurisdiction.

Section 12.4 Construction. In this Declaration of Trust, unless the context otherwise requires, words used in the singular or in the plural include both the singular and plural, and words denoting any gender include all genders. The title and headings of different parts of this Declaration of Trust are inserted for convenience and shall not affect the meaning, construction or effect of this Declaration of Trust.

FOURTH: The amendments to this Declaration of Trust set forth in these Articles of Amendment and Restatement shall increase the total number of Shares which the Trust has the authority to issue. Prior to the effectiveness of the amendments set forth herein, the total number of Shares authorized to be issued by the Trust were as follows:

Share Type	Number of Shares Authorized	Par Value

Common	100,570,000	$0.01

Preferred	500,000	$0.01

Upon the effectiveness of these Articles of Amendment and Restatement, the number of Shares which the Trust is authorized to issue is 110,000,000, divided as follows:

Share Type	Number of Shares Authorized	Par Value

Common	100,570,000	$0.01

Preferred	500,000	$0.01

FIFTH: The amendments to and the restatement of this Declaration of Trust set forth in these Articles of Amendment and Restatement were declared advisable and approved by the Board of Trustees at a meeting duly called at which quorum was present on August 12, 1998, and the amendments set forth therein were approved by the Shareholders of the Trust at a meeting of the Shareholders on November 16, 1998, all in the manner prescribed by and in accordance with the provisions of Maryland law.

SIXTH: The name and address of the current resident agent of the Trust are set forth in Section 1.2 of this Declaration of Trust set forth in paragraph THIRD hereof.

SEVENTH: The names of those individuals currently serving as Trustees of the Trust are set forth in Section 2.2 of this Declaration of Trust set forth in Paragraph THIRD hereof.

IN WITNESS WHEREOF, these Articles of Amendment and Restatement have been executed on February 22, 1999, by the undersigned Arnold K. Leas, Chairman of the Board of Trustees of the Trust, who acknowledges this document to be the act of the Trust and that, to the best of his knowledge, information and belief and under the penalties for perjury, the matters and facts set forth herein are true and correct in all material respects.

ATTEST:

/s/ Robert F. Rice	/s/ Arnold K. Leas
Robert F. Rice, Secretary (SEAL)	Arnold K. Leas, Chairman

ANNEX F

PILLARSTONE CAPITAL REIT

2016 EQUITY PLAN

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PILLARSTONE CAPITAL REIT
2016 EQUITY PLAN

1.	Purpose.

This plan shall be known as the “Pillarstone Capital REIT 2016 Equity Plan” (the “Plan”). The purpose of the Plan is to promote the interests of Pillarstone Capital REIT, a Maryland real estate investment trust (the “Company”), its Subsidiaries and its shareholders by (i) attracting and retaining key officers, employees, and trustees of, and consultants to, the Company and its Subsidiaries and Affiliates; (ii) motivating such individuals by means of performance-related incentives to achieve long-range performance goals; (iii) enabling such individuals to participate in the long-term growth and financial success of the Company; (iv) encouraging ownership of equity in the Company by such individuals; and (v) linking their compensation to the long-term interests of the Company and its shareholders. With respect to any awards granted under the Plan that are intended to comply with the requirements of “performance-based compensation” under Section 162(m), the Plan shall be interpreted in a manner consistent with such requirements.

2.	Definitions.

As used in the Plan, the following terms shall have the meanings set forth below:

(a)                 “Affiliate” shall mean (i) any entity that, directly or indirectly, is controlled by the Company, (ii) any entity in which the Company has a significant equity interest, (iii) an affiliate of the Company, as defined in Rule 12b-2 promulgated under Section 12 of the Exchange Act, and (iv) any entity in which the Company has at least twenty percent (20%) of the combined voting power of the entity’s outstanding voting securities, in each case as designated by the Board as being a participating employer in the Plan.

(b)                 “Award” shall mean any Option, Stock Appreciation Right, Restricted Common Share Award, Restricted Common Share Unit, Restricted Unit Award, Performance Award, Other Share-Based Award or other award granted under the Plan, whether singly, in combination or in tandem, to a Participant by the Committee (or the Board) pursuant to such terms, conditions, restrictions and/or limitations, if any, as the Committee (or the Board) may establish or which are required by applicable legal requirements.

(c)                 “Award Agreement” shall mean any written agreement, contract or other instrument or document evidencing any Award, which may, but need not, be executed or acknowledged by a Participant.

(d)                 “Board” shall mean the Board of Trustees of the Company.

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(e)                 “Change in Control” shall mean, unless otherwise defined in the applicable Award Agreement, any of the following events:

(i)                   any person or entity, including a “group” as defined in Section 13(d)(3) of the Exchange Act, other than the Company or a wholly-owned subsidiary thereof or any employee benefit plan of the Company or any of its Subsidiaries, becomes the beneficial owner of the Company’s securities having 35% or more of the combined voting power of the then outstanding securities of the Company that may be cast for the election of trustees of the Company (other than as a result of an issuance of securities initiated by the Company in the ordinary course of business);

(ii)                 as the result of, or in connection with, any cash tender or exchange offer, merger or other business combination or contested election, or any combination of the foregoing transactions, less than a majority of the combined voting power of the then outstanding securities of the Company or any successor company or entity entitled to vote generally in the election of the trustees of the Company or such other corporation or entity after such transaction are held in the aggregate by the holders of the Company’s securities entitled to vote generally in the election of trustees of the Company immediately prior to such transaction;

(iii)                during any period of two (2) consecutive years, individuals who at the beginning of any such period constitute the Board cease for any reason to constitute at least a majority thereof, unless the election, or the nomination for election by the Company’s shareholders, of each Trustee of the Company first elected during such period was approved by a vote of at least two-thirds (2/3rds) of the Trustees of the Company then still in office who were (a) Trustees of the Company at the beginning of any such period, and (b) not initially (1) appointed or elected to office as result of either an actual or threatened election and/or proxy contest by or on behalf of a Person other than the Board, or (2) designated by a Person who has entered into an agreement with the Company to effect a transaction described in (i) or (ii) above or (iv) or (v) below;

(iv)               a complete liquidation or dissolution of the Company;

(v)                 the sale or other disposition of all or substantially all of the assets of the Company to any Person (other than a transfer to a Subsidiary); or

(vi)               with respect to Award Agreements for the chief executive officer, the chief operating officer and the chief financial officer only, a termination of the chief executive officer without cause, excluding non-appealable determinations by a court of law for fraud, gross negligence, or willful neglect, which would be considered termination for cause.

(f)                  “Code” shall mean the Internal Revenue Code of 1986, as amended from time to time.

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(g)                 “Committee” shall mean a committee of the Board composed of not less than two Non-Employee Trustees, at least two of whom shall be (i) a “non-employee director” for purposes of Section 16 of the Exchange Act and Rule 16b-3 thereunder, (ii) an “outside director” for purposes of Section 162(m), and each of whom shall be “independent” within the meaning of the listing standards of the NYSE MKT. To the extent that compensation realized in respect of Awards is intended to be “performance based” under Section 162(m) and the Committee is not comprised solely of individuals who are “outside directors” within the meaning of Section 162(m), the Committee may from time to time delegate some or all of its functions under the Plan to a committee or subcommittee composed of members that meet the relevant requirements.

(h)                 “Common Shares” or “Shares” shall mean the common shares of beneficial interest, par value $0.01 per share, of the Company.

(i)                   “Consultant” shall mean any consultant to the Company or its Subsidiaries or Affiliates.

(j)                  “Covered Officer” shall mean at any date (i) any individual who, with respect to the previous taxable year of the Company, was a “covered employee” of the Company within the meaning of Section 162(m); provided, however, that the term “Covered Officer” shall not include any such individual who is designated by the Committee, in its discretion, at the time of any Award or at any subsequent time, as reasonably expected not to be such a “covered employee” with respect to the current taxable year of the Company, and (ii) any individual who is designated by the Committee, in its discretion, at the time of any Award or at any subsequent time, as reasonably expected to be such a “covered employee” with respect to the current taxable year of the Company or with respect to the taxable year of the Company in which any applicable Award will be paid or vested.

(k)                 “Disability” shall mean, unless otherwise defined in the applicable Award Agreement, a disability that would qualify as a total and permanent disability under the Company’s then current long-term disability plan.

(l)                   “Employee” shall mean a current or prospective officer or employee of the Company or of any Subsidiary or Affiliate.

(m)               “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended from time to time.

(n)                 “Fair Market Value” with respect to the Common Shares, shall mean, for purposes of a grant of an Award as of any date, (i) the average of the closing sales prices of the Common Shares on all national securities exchanges on which the Common Shares may at the time be listed, or any other such exchange on which the Common Shares are traded, on such date, or in the absence of reported sales on such date, the average closing sales prices on the immediately preceding date on which sales were reported, (ii) if on any day the Common Shares shall not be quoted on a national securities exchange, the average of the high and low bid and asked prices on such day in the over-the-counter market as reported by National Quotation Bureau Incorporated, or any similar successor organization, or (iii) in the event there is no public market or over-the-counter market for the Common Shares on such date, the fair market value as determined, in good faith, by the Board or Committee in its sole discretion, and for purposes of a sale of a Common Share as of any date, the actual sales price on that date.

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(o)                 “Incentive Stock Option” shall mean an option to purchase Common Shares from the Company that is granted under Section 6 of the Plan and that is intended to meet the requirements of Section 422 of the Code or any successor provision thereto.

(p)                 “Non-Qualified Stock Option” shall mean an option to purchase Common Shares from the Company that is granted under Sections 6 or 10 of the Plan and is not intended to be an Incentive Stock Option.

(q)                 “Non-Employee Trustee” shall mean a member of the Board who is not an officer or employee of the Company or any Subsidiary or Affiliate.

(r)                  “Operating Partnership” means the operating partnership, if any, established by the Company to hold its operating assets.

(s)                  “Option” shall mean an Incentive Stock Option or a Non-Qualified Stock Option.

(t)                  “Option Price” shall mean the purchase price payable to purchase one Common Share upon the exercise of an Option.

(u)                 “Other Share-Based Award” shall mean any Award granted under Sections 9 or 10 of the Plan.

(v)                 “Participant” shall mean any Employee, Trustee, Consultant or other person who receives an Award under the Plan.

(w)                “Performance Award” shall mean any Award granted under Section 8 of the Plan.

(x)                 “Person” shall mean any individual, corporation, partnership, limited liability company, association, joint-stock company, trust, unincorporated organization, government or political subdivision thereof or other entity.

(y)                 “Restricted Common Share” shall mean any Common Share granted under Sections 7 or 10 of the Plan.

(z)                 “Restricted Common Share Unit” shall mean any unit granted under Sections 7 or 10 of the Plan.

(aa)             “Restricted Unit Award” means an award of units in the Operating Partnership granted to a Participant under this Plan whereby the Participant has immediate rights of ownership in the units underlying the award, but such units are subject to restrictions in accordance with the terms and provisions of this Plan and the limited partnership agreement of the Operating Partnership, as amended, and may be subject to additional restrictions in accordance with the terms of an Award Agreement pertaining to the Award, including provisions causing the units to be subject to forfeiture by the individual until the earlier of (i) the time such restrictions lapse or are satisfied, or (ii) the time such shares are forfeited, pursuant to the terms and provisions of any Award Agreement pertaining to the Award.

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(bb)             “SEC” shall mean the Securities and Exchange Commission or any successor thereto.

(cc)              “Section 16” shall mean Section 16 of the Exchange Act and the rules promulgated thereunder and any successor provision thereto as in effect from time to time.

(dd)             “Section 162(m)” shall mean Section 162(m) of the Code and the regulations promulgated thereunder and any successor provision thereto as in effect from time to time.

(ee)              “Stock Appreciation Right” or “SAR” shall mean a stock appreciation right granted under Sections 6 or 10 of the Plan that entitles the holder to receive, with respect to each Common Share encompassed by the exercise of such SAR, the amount determined by the Committee and specified in an Award Agreement. In the absence of such a determination, the holder shall be entitled to receive, with respect to each Common Share encompassed by the exercise of such SAR, the excess of the Fair Market Value on the date of exercise over the Fair Market Value on the date of grant.

(ff)               “Subsidiary” shall mean any Person (other than the Company) of which a majority of its voting power or its equity securities or equity interest is owned directly or indirectly by the Company.

(gg)              “Substitute Awards” shall mean Awards granted solely in assumption of, or in substitution for, outstanding awards previously granted by a company acquired by the Company or with which the Company combines.

(hh)             “Trustee” shall mean a member of the Board.

3.	Administration.

3.1.            Authority of Committee. The Plan shall be administered by the Committee, which shall be appointed by and serve at the pleasure of the Board; provided, however, with respect to Awards to Non-Employee Trustees, all references in the Plan to the Committee shall be deemed to be references to the Board. Subject to the terms of the Plan and applicable law, and in addition to other express powers and authorizations conferred on the Committee by the Plan, the Committee shall have full power and authority in its discretion to: (i) designate Participants; (ii) determine the type or types of Awards to be granted to a Participant; (iii) determine the number of Common Shares to be covered by, or with respect to which payments, rights or other matters are to be calculated in connection with Awards; (iv) determine the timing, terms, and conditions of any Award; (v) accelerate the time at which all or any part of an Award may be settled or exercised; (vi) determine whether, to what extent, and under what circumstances, Awards may be settled or exercised in cash, Common Shares, other securities, other Awards or other property, or canceled, forfeited or suspended and the method or methods by which Awards may be settled, exercised, canceled, forfeited or suspended; (vii) determine whether, to what extent, and under what circumstances cash, Common Shares, other securities, other Awards, other property, and other amounts payable with respect to an Award shall be deferred either automatically or at the election of the holder thereof or of the Committee; (viii) interpret and administer the Plan and any instrument or agreement relating to, or Award made under, the Plan; (ix) except to the extent prohibited by Section 6.2, amend or modify the terms of any Award at or after grant with the consent of the holder of the Award; (x) establish, amend, suspend or waive such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; and (xi) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan, subject to the exclusive authority of the Board under Section 14 hereunder to amend or terminate the Plan. The exercise of an Option or receipt of an Award shall be effective only if an Award Agreement shall have been duly executed and delivered on behalf of the Company following the grant of the Option or other Award.

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3.2.            Committee Discretion Binding. Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations, and other decisions under or with respect to the Plan or any Award shall be within the sole discretion of the Committee, may be made at any time and shall be final, conclusive, and binding upon all Persons, including the Company, any Subsidiary or Affiliate, any Participant and any holder or beneficiary of any Award.

3.3.            Delegation. Subject to the terms of the Plan, the Committee’s charter and applicable law, the Committee may delegate to one or more officers or managers of the Company or of any Subsidiary or Affiliate, or to a Committee of such officers or managers, the authority, subject to such terms and limitations as the Committee shall determine, to grant Awards to or to cancel, modify or waive rights with respect to, or to alter, discontinue, suspend or terminate Awards held by Participants who are not officers or trustees of the Company for purposes of Section 16 of the Exchange Act or who are otherwise not subject to such section.

4.	Common Shares Available For Awards.

4.1.            Common Shares Available. Subject to the provisions of Section 4.2 hereof, the maximum aggregate number of Common Shares that may be issued to Participants and their beneficiaries under the Plan shall be 57,870 Common Shares as of the Effective Date. The maximum aggregate number of Common Shares that may be issued under the Plan will be increased upon each issuance of Common Shares by the Company (including issuances pursuant to the Plan) so that at any time the maximum number of shares that may be issued under the Plan shall equal 12.5% of the aggregate number of Common Shares and units of the Operating Partnership issued and outstanding (other than treasury shares and/or units issued to or held by the Company). Notwithstanding the foregoing and subject to adjustment as provided in Section 4.2 hereof, (i) no Participant may receive Options or SARs under the Plan in any calendar year that, taken together, relate to more than 500,000 Common Shares, (ii) the maximum number of Common Shares that may be issued by Options intended to be Incentive Stock Options shall be 57,870 Common Shares. If, after the Effective Date of the Plan, any Common Shares covered by an Award granted under this Plan, or to which such an Award relates, are forfeited, or if such an Award otherwise terminates, expires unexercised or is canceled, then the Common Shares covered by such Award, or to which such Award relates, or the number of Common Shares otherwise counted against the aggregate number of Common Shares with respect to which Awards may be granted, to the extent of any such forfeiture, termination, expiration or cancellation, shall again become Common Shares with respect to which Awards may be granted in accordance with the formula described above. In addition, Common Shares that are canceled, tendered or withheld in payment of all or part of the Option Price or exercise price of an Award or in satisfaction of withholding tax obligations, and Common Shares that are reacquired with cash tendered in payment of the Option Price or exercise price of an Award, will be included in or added to the number of Common Shares available for grant under the Plan.

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4.2.            Adjustments. In the event that any unusual or non-recurring transactions, including an unusual or non-recurring dividend or other distribution (whether in the form of an extraordinary cash dividend, dividend of Common Shares, other securities or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of Common Shares or other securities of the Company, issuance of warrants or other rights to purchase Common Shares or other securities of the Company, or other similar corporate transaction or event affects the Common Shares, then the Committee shall in an equitable and proportionate manner (and, as applicable, in such equitable and proportionate manner as is consistent with Sections 422 and 409A of the Code and the regulations thereunder and with Section 162(m)) either: (i) adjust any or all of (1) the aggregate number of Common Shares or other securities of the Company (or number and kind of other securities or property) with respect to which Awards may be granted under the Plan; (2) the number of Common Shares or other securities of the Company (or number and kind of other securities or property) subject to outstanding Awards under the Plan, provided that the number of Common Shares subject to any Award shall always be a whole number; (3) the grant or exercise price with respect to any Award under the Plan; and (4) the limits on the number of Common Shares that may be granted to Participants under the Plan in any calendar year; (ii) provide for an equivalent award in respect of securities of the surviving entity of any merger, consolidation or other transaction or event having a similar effect; or (iii) make provision for a cash payment to the holder of an outstanding Award.

4.3.            Substitute Awards. Any Common Shares issued by the Company as Substitute Awards in connection with the assumption or substitution of outstanding grants from any acquired corporation shall not reduce the Common Shares available for Awards under the Plan.

4.4.            Sources of Common Shares Deliverable Under Awards. Any Common Shares delivered pursuant to an Award may consist, in whole or in part, of authorized and unissued Common Shares or of issued Common Shares which have been reacquired by the Company.

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5.	Eligibility.

Any Employee, Trustee or Consultant shall be eligible to be designated a Participant; provided, however, that Non-Employee Trustees shall only be eligible to receive Awards granted consistent with Section 10.

6.	Stock Options And Stock Appreciation Rights.

6.1.            Grant. Subject to the provisions of the Plan including, without limitation, Section 3.3 above and other applicable legal requirements, the Committee shall have sole and complete authority to determine the Participants to whom Options and SARs shall be granted, the number of Common Shares subject to each Award, the exercise price and the conditions and limitations applicable to the exercise of each Option and SAR. An Option may be granted with or without a related SAR. An SAR may be granted with or without a related Option. The Committee shall have the authority to grant Incentive Stock Options, and to grant Non-Qualified Stock Options. In the case of Incentive Stock Options, the terms and conditions of such grants shall be subject to and comply with Section 422 of the Code, as from time to time amended, and any regulations implementing such statute. A person who has been granted an Option or SAR under this Plan may be granted additional Options or SARs under the Plan if the Committee shall so determine; provided, however, that to the extent the aggregate Fair Market Value (determined at the time the Incentive Stock Option is granted) of the Common Shares with respect to which all Incentive Stock Options are exercisable for the first time by an Employee during any calendar year (under all plans described in of Section 422(d) of the Code of the Employee’s employer corporation and its parent and Subsidiaries) exceeds $100,000, such Options shall be treated as Non-Qualified Stock Options.

6.2.            Price. The Committee in its sole discretion shall establish the Option Price at the time each Option is granted. Except in the case of Substitute Awards, the Option Price of an Option may not be less than one hundred percent (100%) of the Fair Market Value of the Common Shares with respect to which the Option is granted on the date of grant of such Option. Notwithstanding the foregoing and except as permitted by the provisions of Section 4.2 and Section 14 hereof, the Committee shall not have the power to (i) amend the terms of previously granted Options to reduce the Option Price of such Options, or (ii) cancel such Options and grant substitute Options with a lower Option Price than the canceled Options. Except with respect to Substitute Awards, SARs may not be granted at a price less than the Fair Market Value of a Common Share on the date of grant.

6.3.            Term. Subject to the Committee’s authority under Section 3.1 and the provisions of Section 6.6, each Option and SAR and all rights and obligations thereunder shall expire on the date determined by the Committee and specified in the Award Agreement. The Committee shall be under no duty to provide terms of like duration for Options or SARs granted under the Plan. Notwithstanding the foregoing, no Option or SAR shall be exercisable after the expiration of ten (10) years from the date such Option or SAR was granted.

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6.4.            Exercise.

(a)                 Each Option and SAR shall be exercisable at such times and subject to such terms and conditions as the Committee may, in its sole discretion, specify in the applicable Award Agreement or thereafter. The Committee shall have full and complete authority to determine, subject to Section 6.6 herein, whether an Option or SAR will be exercisable in full at any time or from time to time during the term of the Option or SAR, or to provide for the exercise thereof in such installments, upon the occurrence of such events and at such times during the term of the Option or SAR as the Committee may determine.

(b)                 The Committee may impose such conditions with respect to the exercise of Options, including without limitation, any relating to the application of federal, state or foreign securities laws or the Code, as it may deem necessary or advisable. The exercise of any Option granted hereunder shall be effective only at such time as the sale of Common Shares pursuant to such exercise will not violate any state or federal securities or other laws.

(c)                 An Option or SAR may be exercised in whole or in part at any time, with respect to whole Common Shares only, within the period permitted thereunder for the exercise thereof, and shall be exercised by written notice of intent to exercise the Option or SAR, delivered to the Company at its principal office, and payment in full to the Company at the direction of the Committee of the amount of the Option Price for the number of Common Shares with respect to which the Option is then being exercised.

(d)                 Payment of the Option Price shall be made in cash or cash equivalents, or, at the discretion of the Committee, (i) by transfer, either actually or by attestation, to the Company of Common Shares that have been held by the Participant for at least six (6) months (or such lesser period as may be permitted by the Committee), valued at the Fair Market Value of such Common Shares on the date of exercise (or next succeeding trading date, if the date of exercise is not a trading date), together with any applicable withholding taxes, such transfer to be upon such terms and conditions as determined by the Committee, or (ii) by a combination of such cash (or cash equivalents) and such Common Shares; provided, however, that the optionee shall not be entitled to tender Common Shares pursuant to successive, substantially simultaneous exercises of an Option or any other stock option of the Company. In addition, if permitted by the Committee in its sole discretion, payment may also be made in whole or in part in the form of an option to acquire Common Shares or in the form of another Award hereunder (based, in each case, on the Fair Market Value of such option or Award on the date the Option is exercised, as determined by the Committee). Subject to applicable securities laws, an Option may also be exercised by delivering a notice of exercise of the Option and simultaneously selling the Common Shares thereby acquired, pursuant to a brokerage or similar agreement approved in advance by proper officers of the Company, using the proceeds of such sale as payment of the Option Price, together with any applicable withholding taxes. Until the optionee has been issued the Common Shares subject to such exercise, he or she shall possess no rights as a shareholder with respect to such Common Shares.

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(e)                 At the Committee’s discretion, the amount payable as a result of the exercise of an SAR may be settled in cash, Common Shares or a combination of cash and Common Shares. A fractional Common Share shall not be deliverable upon the exercise of an SAR but a cash payment will be made in lieu thereof.

6.5.            Ten Percent Stock Rule. Notwithstanding any other provisions in the Plan, if at the time an Option is otherwise to be granted pursuant to the Plan, the optionee or rights holder owns directly or indirectly (within the meaning of Section 424(d) of the Code) Common Shares of the Company possessing more than ten percent (10%) of the total combined voting power of all classes of Common Shares of the Company or its parent or Subsidiary or Affiliate corporations (within the meaning of Section 422(b)(6) of the Code), then any Incentive Stock Option to be granted to such optionee or rights holder pursuant to the Plan shall satisfy the requirement of Section 422(c)(5) of the Code, and the Option Price shall be not less than one hundred ten percent (110%) of the Fair Market Value of the Common Shares of the Company, and such Option by its terms shall not be exercisable after the expiration of five (5) years from the date such Option is granted.

6.6.            Transferability of Options. An Option shall not be transferable or assignable except by will or by the laws of descent and distribution and shall be exercisable, during the Participant’s lifetime, only by the Participant; provided, however, that in the event the Participant is incapacitated and unable to exercise his or her Option, if such Option is a Non-Qualified Option, such Option may be exercised by such Participant’s legal guardian, legal representative, or other representative whom the Board deems appropriate based on applicable facts and circumstances.

7.	Restricted Common Shares, Restricted Common Share Units and Restricted Unit Awards.

7.1.            Grant.

(a)                 Subject to the provisions of the Plan and other applicable legal requirements, the Committee shall have sole and complete authority to determine the Participants to whom Restricted Common Shares and Restricted Common Share Units shall be granted, the number of Restricted Common Shares and/or the number of Restricted Common Share Units to be granted to each Participant, the duration of the period during which, and the conditions under which, the Restricted Common Shares and Restricted Common Share Units may be forfeited to the Company, and the other terms and conditions of such Awards. The Restricted Common Share and Restricted Common Share Unit Awards shall be evidenced by Award Agreements in such form as the Committee shall from time to time approve, which agreements shall comply with and be subject to the terms and conditions provided hereunder and any additional terms and conditions established by the Committee that are consistent with the terms of the Plan.

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(b)                 Each Restricted Common Share and Restricted Common Share Unit Award made under the Plan shall be for such number of Common Shares as shall be determined by the Committee and set forth in the Award Agreement containing the terms of such Restricted Common Share or Restricted Common Share Unit Award. Such agreement shall set forth a period of time during which the grantee must remain in the continuous employment of the Company in order for the forfeiture and transfer restrictions to lapse. If the Committee so determines, the restrictions may lapse during such restricted period in installments with respect to specified portions of the Common Shares covered by the Restricted Common Share or Restricted Common Share Unit Award. The Award Agreement may also, in the discretion of the Committee, set forth performance or other conditions under which restrictions on the Common Shares may lapse or that will subject the Common Shares to forfeiture and transfer restrictions, including by reference to those performance goals enumerated in Section 11 hereof. The Committee may, at its discretion, waive all or any part of the restrictions applicable to any or all outstanding Restricted Common Share and Restricted Common Share Unit Awards.

(c)                 Subject to the provisions of the Plan and other applicable legal requirements, the Committee shall have sole and complete authority to determine the Participants to whom Restricted Unit Awards shall be granted, the number of units in the Operating Partnership to be granted to each Participant, and the other terms and conditions of such Awards. Units in the Operating Partnership awarded pursuant to a Restricted Unit Award may be subject to such terms, conditions and restrictions as determined by the Committee for periods determined by the Committee in addition to the terms, conditions and restrictions as contained in the limited partnership agreement of the Operating Partnership.

7.2.            Delivery of Common Shares and Transfer Restrictions. At the time of a Restricted Common Share Award, a certificate representing the number of Common Shares awarded thereunder shall be registered in the name of the grantee. Such certificate shall be held by the Company or any custodian appointed by the Company for the account of the grantee subject to the terms and conditions of the Plan, and shall bear such a legend setting forth the restrictions imposed thereon as the Committee, in its discretion, may determine. The applicable Award Agreement will specify whether a grantee has the right to receive dividends and/or the right to vote with respect to the Restricted Common Shares prior to the lapsing of transfer restrictions. Unless otherwise provided in the applicable Award Agreement, the grantee shall have all other rights of a shareholder with respect to the Restricted Common Shares, subject to the following restrictions: (i) the grantee shall not be entitled to delivery of the stock certificate until the expiration of the restricted period and the fulfillment of any other restrictive conditions set forth in the Award Agreement with respect to such Common Shares; (ii) none of the Common Shares may be sold, assigned, transferred, pledged, hypothecated or otherwise encumbered or disposed of during such restricted period or until after the fulfillment of any such other restrictive conditions; and (iii) except as otherwise determined by the Committee at or after grant, all of the Common Shares shall be forfeited and all rights of the grantee to such Common Shares shall terminate, without further obligation on the part of the Company, unless the grantee remains in the continuous employment of the Company for the entire restricted period in relation to which such Common Shares were granted and unless any other restrictive conditions relating to the Restricted Common Share Award are met. Unless otherwise provided in the applicable Award Agreement, any Common Shares, any other securities of the Company and any other property (except for cash dividends) distributed with respect to the Common Shares subject to Restricted Common Share Awards shall be subject to the same restrictions, terms and conditions as such restricted Common Shares.

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7.3.            Termination of Restrictions. At the end of the restricted period and provided that any other restrictive conditions of the Restricted Common Share Award are met, or at such earlier time as otherwise determined by the Committee, all restrictions set forth in the Award Agreement relating to the Restricted Common Share Award or in the Plan shall lapse as to the restricted Common Shares subject thereto, and a stock certificate for the appropriate number of Common Shares, free of the restrictions and restricted stock legend, shall be delivered to the Participant or the Participant’s beneficiary or estate, as the case may be.

7.4.            Payment of Restricted Common Share Units. Each Restricted Common Share Unit shall have a value equal to the Fair Market Value of a Common Share. Restricted Common Share Units shall be paid in cash, Common Shares, other securities or other property, as determined in the sole discretion of the Committee, upon the lapse of the restrictions applicable thereto, or otherwise in accordance with the applicable Award Agreement. The applicable Award Agreement will specify whether a Participant will be entitled to receive dividend rights in respect of Restricted Stock Units at the time of any payment of dividends to shareholders on Common Shares. If the applicable Award Agreement specifies that a Participant will be entitled to receive dividend rights, (i) the amount of any such dividend right shall equal the amount that would be payable to the Participant as a shareholder in respect of a number of Common Shares equal to the number of Restricted Stock Units then credited to the Participant, (ii) any such dividend right shall be paid in accordance with the Company’s payment practices as may be established from time to time and as of the date on which such dividend would have been payable in respect of outstanding Common Shares, and (iii) the applicable Award Agreement will specify whether dividend equivalents shall be paid in respect of Restricted Common Share Units that are not yet vested. Except as otherwise determined by the Committee at or after grant, Restricted Common Share Units may not be sold, assigned, transferred, pledged, hypothecated or otherwise encumbered or disposed of, and all Restricted Common Share Units and all rights of the grantee to such Restricted Common Share Units shall terminate, without further obligation on the part of the Company, unless the grantee remains in continuous employment of the Company for the entire restricted period in relation to which such Restricted Common Share Units were granted and unless any other restrictive conditions relating to the Restricted Common Share Unit Award are met.

8.	Performance Awards.

8.1.            Grant. The Committee shall have sole and complete authority to determine the Participants who shall receive a Performance Award, which shall consist of a right that is (i) denominated in cash or Common Shares (including but not limited to Restricted Common Shares and Restricted Common Share Units), (ii) valued, as determined by the Committee, in accordance with the achievement of such performance goals during such performance periods as the Committee shall establish, and (iii) payable at such time and in such form as the Committee shall determine.

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8.2.            Terms and Conditions. Subject to the terms of the Plan and any applicable Award Agreement, the Committee shall determine the performance goals to be achieved during any performance period, the length of any performance period, the amount of any Performance Award and the amount and kind of any payment or transfer to be made pursuant to any Performance Award, and may amend specific provisions of the Performance Award; provided, however, that such amendment may not adversely affect existing Performance Awards made within a performance period commencing prior to implementation of the amendment.

8.3.            Payment of Performance Awards. Performance Awards may be paid in a lump sum or in installments following the close of the performance period or, in accordance with the procedures established by the Committee, on a deferred basis. Termination of employment prior to the end of any performance period, other than for reasons of death or Disability, will result in the forfeiture of the Performance Award, and no payments will be made. A Participant’s rights to any Performance Award may not be sold, assigned, transferred, pledged, hypothecated or otherwise encumbered or disposed of in any manner, except by will or the laws of descent and distribution, and/or except as the Committee may determine at or after grant.

9.	Other Share-Based Awards.

The Committee shall have the authority to determine the Participants who shall receive an Other Share-Based Award, which shall consist of any right that is (i) not an Award described in Sections 6 or 7 above and (ii) an Award of Common Shares or an Award denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, Common Shares (including, without limitation, securities convertible into Common Shares), as deemed by the Committee to be consistent with the purposes of the Plan. Subject to the terms of the Plan and any applicable Award Agreement, the Committee shall determine the terms and conditions of any such Other Share-Based Award.

10.	Non-Employee Trustee Awards.

10.1.        The Board may provide that all or a portion of a Non-Employee Trustee’s annual retainer, meeting fees and/or other awards or compensation as determined by the Board, be payable (either automatically or at the election of a Non-Employee Trustee) in the form of Non-Qualified Stock Options, Restricted Common Shares, Restricted Common Share Units and/or Other Share-Based Awards, including unrestricted Common Shares. The Board shall determine the terms and conditions of any such Awards, including the terms and conditions which shall apply upon a termination of the Non-Employee Trustee’s service as a member of the Board, and shall have full power and authority in its discretion to administer such Awards, subject to the terms of the Plan and applicable law.

10.2.        Subject to applicable legal requirements, the Board may also grant Awards to Non-Employee Trustees pursuant to the terms of the Plan, including any Award described in Sections 6, 7 or 9 above.

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11.	Provisions Applicable To Covered Officers And Performance Awards.

11.1.        Notwithstanding anything in the Plan to the contrary, unless the Committee determines that a Performance Award to be granted to a Covered Officer should not qualify as “performance-based compensation” for purposes of Section 162(m), Performance Awards granted to Covered Officers shall be subject to the terms and provisions of this Section 11. Accordingly, unless otherwise determined by the Committee, if any provision of the Plan or any Award Agreement relating to such an Award does not comply or is inconsistent with Section 162(m), such provision shall be construed or deemed amended to the extent necessary to conform to such requirements, and no provision shall be deemed to confer upon the Committee discretion to increase the amount of compensation otherwise payable to a Covered Officer in connection with any such Award upon the attainment of the performance criteria established by the Committee.

11.2.        The Committee may grant Performance Awards to Covered Officers based solely upon the attainment of performance targets related to one or more performance goals selected by the Committee from among the goals specified below. For the purposes of this Section 11, performance goals shall be limited to one or more of the following Company, Subsidiary, operating unit, business segment or division financial performance measures:

(a)                 earnings before interest, taxes, depreciation and/or amortization;

(b)                 operating income or profit;

(c)                 operating efficiencies;

(d)                 return on equity, assets, capital, capital employed or investment;

(e)                 net income;

(f)                  earnings per share;

(g)                 utilization;

(h)                 net investment income;

(i)                   gross profit;

(j)                  loan loss ratios;

(k)                 stock price or total shareholder return;

(l)                   net asset growth;

(m)               debt reduction;

(n)                 funds from operations;

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(o)                 strategic business objectives, consisting of one or more objectives based on meeting specified cost targets, business expansion goals and goals relating to acquisitions or divestitures;

(p)                 property acquisitions;

(q)                 corporate acquisitions and mergers;

(r)                  equity offerings; or

(s)                  any combination thereof.

Each goal may be expressed on an absolute and/or relative basis, may be based on or otherwise employ comparisons based on internal targets, the past performance of the Company or any Subsidiary, operating unit, business segment or division of the Company and/or the past or current performance of other companies, and in the case of earnings-based measures, may use or employ comparisons relating to capital, shareholders’ equity and/or Common Shares outstanding, or to assets or net assets. The Committee may appropriately adjust any evaluation of performance under criteria set forth in this Section 11.2 to exclude any of the following events that occurs during a performance period: (i) asset write-downs, (ii) litigation or claim judgments or settlements, (iii) the effect of changes in tax law, accounting principles or other such laws or provisions affecting reported results, (iv) accruals for reorganization and restructuring programs and (v) items of an unusual nature or of infrequency of occurrence or non-recurring items which we reported in the Company’s income statement in the Company’s annual report to shareholders for the applicable year.

11.3.        With respect to any Covered Officer, the maximum annual number of Common Shares in respect of which all Performance Awards may be granted under Section 8 of the Plan is 500,000 and the maximum amount of all Performance Awards that are settled in cash and that may be granted under Section 8 of the Plan in any year is $5,000,000.

11.4.        To the extent necessary to comply with Section 162(m), with respect to grants of Performance Awards, no later than 90 days following the commencement of each performance period (or such other time as may be required or permitted by Section 162(m)), the Committee shall, in writing, (i) select the performance goal or goals applicable to the performance period, (ii) establish the various targets and bonus amounts which may be earned for such performance period, and (iii) specify the relationship between performance goals and targets and the amounts to be earned by each Covered Officer for such performance period. Following the completion of each performance period, the Committee shall certify in writing whether the applicable performance targets have been achieved and the amounts, if any, payable to Covered Officers for such performance period. In determining the amount earned by a Covered Officer for a given performance period, subject to any applicable Award Agreement, the Committee shall have the right to reduce (but not increase) the amount payable at a given level of performance to take into account additional factors that the Committee may deem relevant in its sole discretion to the assessment of individual or corporate performance for the performance period.

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12.	Termination Of Employment.

The Committee shall have the full power and authority to determine the terms and conditions that shall apply to any Award upon a termination of employment with the Company, its Subsidiaries and Affiliates, including a termination by the Company, by a Participant voluntarily, or by reason of death, Disability or Retirement, and may provide such terms and conditions in the Award Agreement or in such rules and regulations as it may prescribe.

13.	Change In Control.

The Committee may specify in the applicable Award Agreement at or after grant, or otherwise by resolution prior to a Change in Control, that all or a portion of the outstanding Awards shall vest, become immediately exercisable or payable and have all restrictions lifted upon a Change in Control.

14.	Amendment And Termination.

14.1.        Amendments to the Plan. The Board may amend, alter, suspend, discontinue or terminate the Plan or any portion thereof at any time; provided that no such amendment, alteration, suspension, discontinuation or termination shall be made without shareholder approval if (i) such approval is necessary to comply with any tax or regulatory requirement for which or with which the Board deems it necessary or desirable to comply, or (ii) if such amendment, alteration, suspension, discontinuation or termination constitutes a material revision to the Plan. For the purpose of the foregoing, a material revision shall be deemed to include (but shall not be limited to): (a) a material increase in the number of shares subject to the Plan under Section 4; (b) an expansion of the types of Awards under the Plan; (c) a material expansion of the class of employees, trustees or other Participants eligible to participate in the Plan; (d) a material extension of the term of the Plan; (e) a material change to the method of determining the Option Price under the Plan; and (f) an amendment to Section 6.2 of the Plan. A material revision shall not include any revision that curtails rather than expands the scope of the Plan.

14.2.        Amendments to Awards. Subject to the restrictions of Section 6.2, the Committee may waive any conditions or rights under, amend any terms of or alter, suspend, discontinue, cancel or terminate, any Award theretofore granted, prospectively or retroactively; provided that any such waiver, amendment, alteration, suspension, discontinuance, cancellation or termination that would materially and adversely affect the rights of any Participant or any holder or beneficiary of any Award theretofore granted shall not to that extent be effective without the consent of the affected Participant, holder or beneficiary.

14.3.        Adjustments of Awards Upon the Occurrence of Certain Unusual or Nonrecurring Events. The Committee is hereby authorized to make equitable and proportionate adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events (and shall make such adjustments for events described in Section 4.2 hereof) affecting the Company, any Subsidiary or Affiliate, or the financial statements of the Company or any Subsidiary or Affiliate, or of changes in applicable laws, regulations or accounting principles.

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14.4.        Section 409A Compliance. No Award (or modification thereof) shall provide for deferral of compensation that does not comply with Section 409A of the Code unless the Committee, at the time of grant, specifically provides that the Award is not intended to comply with Section 409A of the Code. Notwithstanding any provision of this Plan to the contrary, if one or more of the payments or benefits received or to be received by a Participant pursuant to an Award would cause the Participant to incur any additional tax or interest under Section 409A of the Code, the Committee may reform such provision to maintain to the maximum extent practicable the original intent of the applicable provision without violating the provisions of Section 409A of the Code.

15.	General Provisions.

15.1.        Limited Transferability of Awards. Except as otherwise provided in the Plan, no Award shall be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by a Participant, except by will or the laws of descent and distribution. No transfer of an Award by will or by laws of descent and distribution shall be effective to bind the Company unless the Company shall have been furnished with written notice thereof and an authenticated copy of the will and/or such other evidence as the Committee may deem necessary or appropriate to establish the validity of the transfer.

15.2.        Dividend Equivalents. In the sole and complete discretion of the Committee, an Award may provide the Participant with dividends or dividend equivalents, payable in cash, Common Shares, other securities or other property on a current or deferred basis. All dividend or dividend equivalents which are not paid currently may, at the Committee’s discretion, accrue interest, be reinvested into additional Common Shares, or, in the case of dividends or dividend equivalents credited in connection with Performance Awards, be credited as additional Performance Awards and paid to the Participant if and when, and to the extent that, payment is made pursuant to such Award. The total number of Common Shares available for grant under Section 4 shall not be reduced to reflect any dividends or dividend equivalents that are reinvested into additional Common Shares or credited as Performance Awards.

15.3.        No Rights to Awards. No Person shall have any claim to be granted any Award, and there is no obligation for uniformity of treatment of Participants or holders or beneficiaries of Awards. The terms and conditions of Awards need not be the same with respect to each Participant.

15.4.        Common Share Certificates. All certificates for Common Shares or other securities of the Company or any Subsidiary or Affiliate delivered under the Plan pursuant to any Award or the exercise thereof shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the Plan or the rules, regulations and other requirements of the SEC or any state securities commission or regulatory authority, any stock exchange or other market upon which such Common Shares or other securities are then listed, and any applicable federal or state laws, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

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15.5.        Withholding. A Participant may be required to pay to the Company or any Subsidiary or Affiliate and the Company or any Subsidiary or Affiliate shall have the right and is hereby authorized to withhold from any Award, from any payment due or transfer made under any Award or under the Plan, or from any compensation or other amount owing to a Participant the amount (in cash, Common Shares, other securities, other Awards or other property) of any applicable withholding or other tax-related obligations in respect of an Award, its exercise or any other transaction involving an Award, or any payment or transfer under an Award or under the Plan and to take such other action as may be necessary in the opinion of the Company to satisfy all obligations for the payment of such taxes. The Committee may provide for additional cash payments to holders to defray or offset any tax arising from the grant, vesting, exercise or payment of any Award.

15.6.        Award Agreements. Each Award hereunder shall be evidenced by an Award Agreement that shall be delivered to the Participant and may specify the terms and conditions of the Award and any rules applicable thereto. In the event of a conflict between the terms of the Plan and any Award Agreement, the terms of the Plan shall prevail. The Committee shall, subject to applicable law, determine the date an Award is deemed to be granted. The Committee or, except to the extent prohibited under applicable law, its delegate(s) may establish the terms of agreements or other documents evidencing Awards under this Plan and may, but need not, require as a condition to any such agreement’s or document’s effectiveness that such agreement or document be executed by the Participant, including by electronic signature or other electronic indication of acceptance, and that such Participant agree to such further terms and conditions as specified in such agreement or document. The grant of an Award under this Plan shall not confer any rights upon the Participant holding such Award other than such terms, and subject to such conditions, as are specified in this Plan as being applicable to such type of Award (or to all Awards) or as are expressly set forth in the agreement or other document evidencing such Award.

15.7.        No Limit on Other Compensation Arrangements. Nothing contained in the Plan shall prevent the Company or any Subsidiary or Affiliate from adopting or continuing in effect other compensation arrangements, which may, but need not, provide for the grant of Options, Restricted Common Shares, Restricted Common Share Units, Other Share-Based Awards or other types of Awards provided for hereunder.

15.8.        No Right to Employment. The grant of an Award shall not be construed as giving a Participant the right to be retained in the employ of the Company or any Subsidiary or Affiliate. Further, the Company or a Subsidiary or Affiliate may at any time dismiss a Participant from employment, free from any liability or any claim under the Plan, unless otherwise expressly provided in an Award Agreement.

15.9.        No Rights as Shareholder. Subject to the provisions of the Plan and the applicable Award Agreement, no Participant or holder or beneficiary of any Award shall have any rights as a shareholder with respect to any Common Shares to be distributed under the Plan until such person has become a holder of such Common Shares. Notwithstanding the foregoing, in connection with each grant of Restricted Common Shares hereunder, the applicable Award Agreement shall specify if and to what extent the Participant shall not be entitled to the rights of a shareholder in respect of such Restricted Common Shares.

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15.10.    Governing Law. The validity, construction and effect of the Plan and any rules and regulations relating to the Plan and any Award Agreement shall be determined in accordance with the laws of the State of Maryland without giving effect to conflicts of laws principles.

15.11.    Severability. If any provision of the Plan or any Award is, or becomes, or is deemed to be invalid, illegal or unenforceable in any jurisdiction or as to any Person or Award, or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to the applicable laws, or if it cannot be construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction, Person or Award and the remainder of the Plan and any such Award shall remain in full force and effect.

15.12.    Other Laws. The Committee may refuse to issue or transfer any Common Shares or other consideration under an Award if, acting in its sole discretion, it determines that the issuance or transfer of such Common Shares or such other consideration might violate any applicable law or regulation (including applicable non-U.S. laws or regulations) or entitle the Company to recover the same under Exchange Act Section 16(b), and any payment tendered to the Company by a Participant, other holder or beneficiary in connection with the exercise of such Award shall be promptly refunded to the relevant Participant, holder or beneficiary.

15.13.    No Trust or Fund Created. Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Subsidiary or Affiliate and a Participant or any other Person. To the extent that any Person acquires a right to receive payments from the Company or any Subsidiary or Affiliate pursuant to an Award, such right shall be no greater than the right of any unsecured general creditor of the Company or any Subsidiary or Affiliate.

15.14.    No Fractional Common Shares. No fractional Common Shares shall be issued or delivered pursuant to the Plan or any Award, and the Committee shall determine whether cash, other securities or other property shall be paid or transferred in lieu of any fractional Common Shares or whether such fractional Common Shares or any rights thereto shall be canceled, terminated or otherwise eliminated.

15.15.    Headings. Headings are given to the sections and subsections of the Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof.

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16.	Term Of The Plan.

16.1.        Effective Date. Subject to the approval of the shareholders of the Company at the Company’s 2016 annual meeting of its shareholders, the Plan shall be effective as of March 23, 2016 (the “Effective Date”); provided, however, that to the extent that Awards are granted under the Plan prior to its approval by shareholders, the Awards shall be contingent on approval of the Plan by the shareholders of the Company at such annual meeting.

16.2.        Expiration Date. No new Awards shall be granted under the Plan after the tenth anniversary of the Effective Date. Unless otherwise expressly provided in the Plan or in an applicable Award Agreement, any Award granted hereunder may, and the authority of the Board or the Committee to amend, alter, adjust, suspend, discontinue or terminate any such Award or to waive any conditions or rights under any such Award shall, continue after the tenth anniversary of the Effective Date.

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PARAGON REAL ESTATE EQUITY AND INVESTMENT TRUST
ATTN: JOHN J. DEE
10011 VALLEY FORGE DR
HOUSTON, TX 77042

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

E00202-P74527 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

PARAGON REAL ESTATE EQUITY AND INVESTMENT TRUST

The Board of Trustees recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of Trustees	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) James C. Mastandrea
02) Daniel G. DeVos
03) John J. Dee
04) Paul T. Lambert
05) Daryl J. Carter
06) Michael T. Oliver

The Board of Trustees recommends you vote FOR proposals 2(a), 2(b), 3, and 4:

	For	Against	Abstain
2(a). To amend and restate Article VII of the Declaration of Trust of the Company, as amended, related to the restriction on transfer and ownership of shares of the Company.	☐	☐	☐
2(b). To change the name of the Company to Pillarstone Capital REIT and make conforming and other immaterial modifications, each as more fully described in the proxy statement for the 2016 Annual Meeting of Shareholders.	☐	☐	☐
3. To approve the 2016 Equity Plan.	☐	☐	☐
4. To approve, on a non-binding advisory basis, the executive officer compensation of the Company's named executive officers as described in the proxy statement for the 2016 Annual Meeting of Shareholders.	☐	☐	☐

The Board of Trustees recommends you vote THREE YEARS on proposal 5:

	One Year	Two Years	Three Years	Abstain
5. To recommend, on a non-binding advisory basis, the frequency with which the Company's shareholders would like to cast a non-binding advisory vote on the Company's named executive officer compensation.	☐	☐	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

E00203-P74527

Paragon Real Estate Equity And Investment Trust
Annual Meeting of Shareholders
March 23, 2016
This proxy is solicited by the Board of Trustees

The undersigned herby appoints James C. Mastandrea and John J. Dee and each of them, with full power of substitution and power to act alone, as proxies to vote all the Common Shares which the undersigned would be entitled to vote if personally present and acting at the Annual Meeting of Shareholders of Paragon Real Estate Equity and Investment Trust, to be held on March 23, 2016, at 2500 JPMorgan Chase Tower, 600 Travis Street, Houston, Texas 77002, and at any adjournments or postponements thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Trustees' recommendations.

Continued and to be signed on reverse side